UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hansen Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April     , 2015

Dear Stockholder:

I am pleased to invite you to attend to Hansen Medical, Inc.’s 2015 Annual Meeting of stockholders, to be held on Tuesday, May 12, 2015 at 10:00 a.m. local time at our offices at 800 East Middlefield Road, Mountain View, California 94043 for the following purposes:

1.	To elect each of our director nominees (Proposal 1);

2.	To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the discretion of our Board of Directors:

•	a reverse stock split of our Common Stock, whereby each outstanding four, six, eight, or ten shares would be combined, converted and changed into one share of Common Stock; and

•	a proportional reduction in the number of authorized shares of Common Stock;

with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by our Board of Directors prior to our 2016 Annual Meeting of Stockholders (Proposal 2);

3.	To approve an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split effected pursuant to Proposal 2 (Proposal 3);

4.	To approve an amendment to our Certificate of Incorporation which would limit the numbers of matters requiring the affirmative vote of holders of at least 66-2/3% of the voting power of our then-outstanding shares of capital stock of entitled to vote generally in the election of directors, voting together as a single class (a “Supermajority Vote”) to alter, amend or repeal certain provisions of our Certificate of Incorporation. Alterations, amendments or repeals of other provisions of our Certificate of Incorporation would require the vote specified under the Delaware General Corporation Law, which is currently the affirmative vote of a majority of our outstanding shares (Proposal 4);

5.	To ratify the terms and issuance of our Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), Series D warrants exercisable for an aggregate of 6,286,023 shares of Common Stock (the “Series D Warrants”) and Series E warrants to purchase an aggregate of 53,846,000 shares of Common Stock (the “Series E Warrants”), and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control (Proposal 5); and

6.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015 (Proposal 6).

I urge you to vote as the board has recommended above.

Attached you will find a notice of meeting and proxy statement that contains further information about these items, as well as specific details of the meeting.

Only our stockholders of record at the close of business on April 7, 2015 are entitled to vote at the meeting. A list of registered stockholders entitled to vote at the meeting will be available at our office located at 800 East Middlefield Road, Mountain View, California 94043, for ten days prior to the meeting and at the meeting.

I cordially invite all stockholders to attend the meeting in person. However, to assure your representation at the meeting, I urge you to submit your proxy as promptly as possible.

Your vote is important. Whether or not you expect to attend, please date, sign, and return your proxy card, or vote via telephone or the internet according to the instructions in the proxy statement, as soon as possible to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the proxy statement.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

Cary G. Vance President and Chief Executive Officer

800 East Middlefield Road

Mountain View, CA 94043

T 888-404-5801 F 650-404-5901

www.hansenmedical.com

HANSEN MEDICAL, INC.

800 East Middlefield Road

Mountain View, CA 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 12, 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of stockholders of HANSEN MEDICAL, INC., a Delaware corporation (the “Company”). The meeting will be held on Tuesday, May 12, 2015 at 10:00 a.m. local time at 800 East Middlefield Road, Mountain View, California 94043 for the following purposes:

1.	To elect the three Class III directors nominated by our Board of Directors to serve for a three-year term and until their successors are elected (Proposal 1);

2.	To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the discretion of our Board of Directors:

•	a reverse stock split of our Common Stock, whereby each outstanding four, six, eight, or ten shares would be combined, converted and changed into one share of Common Stock; and

•	a proportional reduction in the number of authorized shares of Common Stock;

with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by our Board of Directors prior to our 2016 Annual Meeting of Stockholders (Proposal 2);

3.	To approve an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split effected pursuant to Proposal 2 (Proposal 3);

4.	To approve an amendment to our Certificate of Incorporation which would limit the number of matters requiring the affirmative vote of holders of at least 66-2/3% of the voting power of our then-outstanding shares of capital stock of entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of our Certificate of Incorporation (Proposal 4);

5.	To ratify the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants, and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control (Proposal 5);

6.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 6); and

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the Annual Meeting is April 7, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

CHRISTOPHER P. LOWE
Interim Chief Financial Officer

Mountain View, California

April     , 2015

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or internet as instructed in these materials or submit your proxy as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2015

The proxy statement and our Annual Report on Form 10-K are available at

http://investor-relations.hansenmedical.com under the caption “Proxy Materials.”

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Page
PROPOSAL 2 AMENDMENTS TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A PROPORTIONAL REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK	23
Background	23
Reasons for the Reverse Stock Split	24
Reasons for the Decrease in Authorized Shares	25
Board Discretion to Implement Reverse Stock Split	25
Criteria to be Used for Decision to Effect a Reverse Stock Split	25
Effects of the Reverse Stock Split	26
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split	27
Effective Date	28
Exchange of Stock Certificates	29
Cash Payment In Lieu of Fractional Shares	29
Other Effects	29
Discretionary Authority of the Board to Abandon Reverse Stock Split	30
No Appraisal Rights	30
Material U.S. Federal Income Tax Consequences	30
Accounting Consequences	30
Required Vote	31

PROPOSAL 3 INCREASE IN AUTHORIZED SHARES	32
Background	32
Reasons for the Increase in Authorized Shares	32
Potential Adverse Effects of the Proposed Amendment	33
Risks to Stockholders of Non-Approval	33
Text of the Proposed Amendment	34
Required Vote	34

PROPOSAL 4 AMENDMENT TO CERTIFICATE OF INCORPORATION WHICH WOULD LIMIT THE NUMBER OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION THAT REQUIRE SUPERMAJORITY VOTING	35
Background and Reasons for the Voting Amendment	35
Effective Date	36
Discretionary Authority of the Board to Abandon Voting Amendment	36
Required Vote	36

PROPOSAL 5 TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES A PREFERRED STOCK, SERIES D WARRANTS AND SERIES E WARRANTS, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES A PREFERRED STOCK AND UPON EXERCISE OF THE SERIES D WARRANTS AND SERIES E WARRANTS, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION PROVISIONS, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK AND WHICH MAY BE DEEMED TO BE A CHANGE OF CONTROL	37
Background and Reasons for the Financing	37
Description of the Series A Preferred Stock	37
Description of the Warrants	38
Reasons for Stockholder Approval	39
Potential Adverse Effects of the Proposed Amendment	39
Required Vote	40

PROPOSAL 6 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
Principal Accountant Fees and Services	41
Pre-Approval Policies and Procedures	42

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HANSEN MEDICAL, INC.

800 East Middlefield Road

Mountain View, CA 94043

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

May 12, 2015

Your proxy is solicited by the Board of Directors of Hansen Medical, Inc.® (also referred to as the “Company” or “Hansen”) for use at the 2015 Annual Meeting of Stockholders (also referred to as the “Annual Meeting”). Your vote is very important. For this reason, the Board of Directors is requesting that you allow your shares to be represented at the 2015 Annual Meeting of Stockholders by the proxies named on the proxy card.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hansen Medical, Inc. (sometimes referred to as the “Company” or “Hansen”) is soliciting your proxy to vote at the Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about April     , 2015 to all stockholders of record entitled to vote at the annual meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, May 12, 2015, at 10:00 a.m. Pacific Time at our offices at 800 East Middlefield Road, Mountain View, California 94043. Information on how to vote in person at the Annual Meeting is discussed below.

You will be admitted to the Annual Meeting if you were a Hansen stockholder of record as of the close of business on April 7, 2015, or you have authority to vote under a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 7, 2015, a copy of the voting instruction form provided by your broker, trustee, or nominee, or other similar evidence of ownership. If you are a stockholder who is a natural person and not an entity, you and your immediate family members will be admitted to the Annual Meeting, provided you and they comply with the above procedures.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 7, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were             shares of common stock outstanding. Each share is entitled to one vote.

Stockholder of Record: Shares Registered in Your Name. If on April 7, 2015 your shares were registered directly in your name with Computershare Trust Company, N.A. and Computershare Inc., together, our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual

Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the internet or over the telephone as instructed below, or ask for, fill out and return a proxy card, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on April 7, 2015 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

1.	To elect the three Class III directors nominated by our Board of Directors to serve for a three-year term and until their successors are elected (Proposal 1);

2.	To approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the discretion of our Board of Directors:

•	a reverse stock split of our Common Stock, whereby each outstanding four, six, eight, or ten shares would be combined, converted and changed into one share of Common Stock; and

•	a proportional reduction in the number of authorized shares of Common Stock;

with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by our Board of Directors prior to our 2016 Annual Meeting of Stockholders (Proposal 2);

3.	To approve an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split effected pursuant to Proposal 2 (Proposal 3);

4.	To approve an amendment to our Certificate of Incorporation which would limit the number of matters requiring the affirmative vote of holders of at least 66-2/3% of the voting power of our then-outstanding shares of capital stock of entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of our Certificate of Incorporation (Proposal 4);

5.	To ratify the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants, and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control (Proposal 5); and

6.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 6).

What are the Board of Directors’ recommendations?

Our Board of Directors unanimously recommends that you vote:

1.	“FOR” the election of each of the three nominees named in this proxy statement to serve on the Board of Directors;

2.	“FOR” the approval of the series of alternate amendments to our Certificate of Incorporation to effect a reverse stock split of Common Stock and to proportionally reduce the number of authorized shares of Common Stock, in the discretion of our Board of Directors;

3.	“FOR” the approval of amendment to our Certificate of Incorporation which would limit the number of matters requiring a Supermajority Vote to alter, amend or repeal certain provisions of our Certificate of Incorporation;

4.	“FOR” the approval of an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split;

5.	“FOR” the ratification of the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants, and the approval of the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control; and

6.	“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

What if another matter is properly brought before the meeting?

We will also consider any other business that properly comes before the Annual Meeting. As of April     , 2015, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voting instruction form will vote the shares they represent using their best judgment.

How do I vote?

For Proposal 1, you may either vote “FOR” each nominee to the Board of Directors or you may withhold your vote from any nominee you specify. For Proposals 2, 3, 4, 5 and 6, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

Voting by Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, or vote by proxy on the internet or by mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•

To vote by telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Daylight Savings Time on May 11, 2015 to be counted.

•

To vote on the internet, go to www.investorvote.com/HNSN to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Daylight Savings Time on May 11, 2015 to be counted.

•

To vote by mail, you may do so by first requesting printed copies of the proxy materials by mail and then filling out the proxy card and sending it back in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Voting by Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Hansen. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide internet and telephone proxy voting to allow you to vote your shares online or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access or telephone call, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 7, 2015.

What if I submit a proxy card but do not make specific choices?

Voting by Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted as follows:

1.	“FOR” the election of each of the three nominees named in this proxy statement to serve on the Board of Directors;

2.	“FOR” the approval of the series of alternate amendments to our Certificate of Incorporation to effect a reverse stock split of Common Stock and to proportionally reduce the number of authorized shares of Common Stock, in the discretion of our Board of Directors;

3.	“FOR” the approval of an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split;

4.	“FOR” the approval of amendment to our Certificate of Incorporation which would limit the number of matters requiring a Supermajority Vote to alter, amend or repeal certain provisions of our Certificate of Incorporation;

5.	“FOR” the ratification of the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants, and the approval of the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control; and

6.	“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on the proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her best judgment.

Voting by Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. We will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. We have retained the services of Georgeson Inc. (“Georgeson”), a professional proxy solicitation firm, to aid in the solicitation of proxies. Georgeson may solicit proxies by personal interview, mail, telephone, facsimile, email, or otherwise. We expect that we will pay Georgeson its customary fee, estimated to be approximately $7,500, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by our directors, officers, and other employees, but we will not additionally compensate our directors, officers, or other employees for these services.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If your household has received only one proxy statement, the Company will deliver promptly a separate copy of the proxy statement to any stockholder who sends a written request to Corporate Secretary, Hansen Medical, Inc., 800 East Middlefield Road, Mountain View, CA 94043 or contact Edward Kleinhans at (650) 404-5968. If your household is receiving multiple copies of the Company’s proxy statement and you wish to request delivery of a single copy, you may send a written request to Corporate Secretary, Hansen Medical, Inc., 800 East Middlefield Road, Mountain View, CA 94043.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may grant a subsequent proxy by telephone or through the internet, provided that your subsequent proxy must be received by 11:59 P.M. Eastern Time on May 11, 2015;

•	You may submit another properly completed proxy card bearing a later date, which must be received before the final vote;

•

You may send a timely written notice that you are revoking your proxy to Hansen’s Corporate Secretary at 800 East Middlefield Road, Mountain View, CA 94043, which must be received before the final vote; or

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to the election of directors, and, with respect to Proposals 2, 3, 4, 5 and 6, “FOR” and “AGAINST” votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote, will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-discretionary.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “discretionary,” but not with respect to “non-discretionary” matters. Discretionary matters include the ratification of the selection of independent accountants. Accordingly, if you own shares through a nominee, such as a broker or a bank, and you do not provide the broker or nominee voting instructions, such broker or nominee will be able to vote your shares for the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, but will not be able to vote your shares with respect to Proposals 1, 2, 3, 4 or 5.

How many votes are needed to approve each proposal?

•

For the election of directors, Proposal 1, the three nominees receiving the most “FOR” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome. Broker non-votes will have no effect. Proxies may not be voted for a greater number of persons than the number of nominees named.

•

To be approved, each of Proposal 2, Proposal 3 and Proposal 4, to approve a series of alternate amendments to our Certificate of Incorporation to effect a reverse stock split of Common Stock and to proportionally reduce the number of authorized shares of Common Stock, in the discretion of our Board of Directors, to approve an amendment to our Certificate of Incorporation which would limit the number of matters requiring a Supermajority Vote to alter, amend or repeal certain provisions of our Certificate of Incorporation and to approve of an amendment to our Certificate of Incorporation to increase our total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of our Common Stock from 200,000,000 to 300,000,000, to be effected prior to any reverse stock split, respectively, must receive “FOR” votes from the holders of at least 66-2/3% of shares of our capital stock outstanding, either in person or by proxy. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

•

To be approved, each of Proposal 5 and Proposal 6, to ratify the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants, and to approve the issuance of such number of shares of common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Series D Warrants and Series E Warrants, including shares issuable pursuant to the anti-dilution provisions, exceeding 19.99% of our outstanding common stock and which may be deemed to be a change of control and to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of Hansen for its fiscal year ending December 31, 2015, respectively, must receive “FOR” votes from the holders of a majority of shares present at the meeting either in person or by proxy. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

What is a quorum?

We need a quorum of stockholders to hold our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote on the record date, April 7, 2015, are represented at the Annual Meeting either in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Stockholders who vote “ABSTAIN” on any proposal and discretionary votes and non-votes by brokers, banks and related agents on routine proposals will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in a Current Report on Form 8-K which we expect to file with the SEC by May 15, 2015. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Current Report on Form 8-K to publish the final results.

How can I get electronic access to the Proxy Statement and Annual Report?

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on March 16, 2015, is available on the internet along with the Notice and other proxy materials at http://www.hansenmedical.com/investor-relations/corporate-profile.php.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by                  , 2015, to Hansen’s Corporate Secretary at 800 East Middlefield Road, Mountain View, CA 94043. If you wish to submit a proposal that is not to be included in next year’s proxy materials, but that may be considered at the 2016 Annual Meeting, or nominate a director pursuant to our Bylaws, you must provide specified information to us between January 13, 2016 and February 12, 2016; provided, however, that if our 2016 Annual Meeting is held before April 12, 2016 or after June 11, 2016, you must provide that specified information to us between the 120th day prior to the 2016 Annual Meeting and not later than the 90th day prior to the 2016 Annual Meeting or the 10th day following the day on which we first publicly announce of the date of the 2016 Annual Meeting. If you wish to do so, please review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

Why is the Company submitting Proposal 5 to a stockholder vote?

As previously announced, on March 9, 2015, we entered into a Securities Purchase Agreement with certain accredited institutional pre-existing investors, pursuant to which, on March 11, 2015, we issued and sold an aggregate of 53,846 shares of Series A Preferred Stock and issued Series E Warrants to purchase an aggregate of 53,846,000 shares of common stock. We entered into the financing in order to raise funds necessary for general working capital purposes. Upon the closing of the financing, we raised $35.0 million in proceeds, and may receive up to an additional $52.5 million in proceeds upon the full exercise of the Series E Warrants.

Because our common stock is listed on the Nasdaq Global Market, we are subject to Nasdaq’s rules. Rule 5635 of the Nasdaq Listing Rules requires that a company’s shareholders approve the issuance of securities in a private placement if (i) the common stock (or securities convertible to common stock) to be issued has, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance, unless in the case of (i) and (ii), the sale price or conversion price is greater than the pre-transaction trading price as reported on Nasdaq or the book value per share, whichever is greater, or (iii) the issuance would result in a change of control of the Company. Generally, Nasdaq considers the issuance of 20% or more of a company’s common stock to a single holder to be a change of control.

The issuance of common stock upon conversion of the Series A Preferred Stock and exercise of the Warrants will exceed 20% of our common stock currently outstanding and may be deemed to be a change of control. Accordingly, we are seeking your approval of Proposal 5 in order to satisfy the requirements of the Nasdaq Listing Rules. For further information, please review Proposal 5.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors (also referred to as the “Board”), is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

Our Board of Directors presently has nine members, with three members in the class whose term expires in 2015, four members in the class whose term expires in 2016 and two members in the class whose term expires in 2017. Accordingly, we have nominated three directors for election at the Annual Meeting. Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would continue to serve until the 2018 Annual Meeting and until their successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meetings, directors are encouraged to attend. Eight of our directors attended our 2014 Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Shares represented by executed proxies cannot be voted for more than three nominees. Each person nominated for election has agreed to serve if elected and our management has no reason to believe that any nominee will be unable to serve.

The following is a brief biography of each nominee and each director whose term expires or will continue after the Annual Meeting. We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted below.

Class III Director Nominees for Election for a Three-Year Term Expiring at the 2018 Annual Meeting

Dr. Stephen Newman

Dr. Newman, age 64, has served as a member of our Board of Directors since July 2012. Having served in increasingly senior positions at Tenet Healthcare Corporation over the past 14 years, Dr. Newman has extensive healthcare operations experience. Dr. Newman was the Vice Chairman of Tenet Healthcare Corporation from January 2012 until June 2012. In that role, Dr. Newman led Tenet’s health information technology project deployment, the company’s medical staff development efforts and its quality, safety and service initiative. Prior to his appointment to Vice Chairman in January 2012, Dr. Newman served as Corporate Chief Operating Officer, Executive Vice President from January 2007 through December 2011, where his responsibilities included strategic and operational oversight of Tenet’s 49 hospitals and 100 ambulatory and imaging centers. Before his tenure at Tenet, Dr. Newman served as President and Chief Executive Officer of HCA’s Louisville HealthCare Network, where he had operating responsibilities for three hospitals and 3,000 employees within a $500 million business. Dr. Newman currently serves on the board of directors of Cadence Pharmaceuticals, Inc. and is member of its nominating and corporate governance committee. Dr. Newman served on the board of directors of Optimer

Pharmaceuticals, Inc. from 2012 through October 2013, and was a member of its audit committee, compensation committee and nominating and corporate governance committee. Dr. Newman also currently serves on the Federal Reserve Bank of Atlanta’s Labor, Education and Healthcare Council and recently completed a five year term on the Board of Directors of the Federation of American Hospitals. Dr. Newman holds an M.B.A. from Tulane University’s AB Freeman School of Business, an M.D. from the University of Tennessee Center for Health Sciences and a Bachelor’s degree from Rutgers University. Dr. Newman’s extensive, senior management experience in healthcare operations and his ability to provide insight into the customers of our products contributed to our conclusion that he should serve as a director.

William R. Rohn

William R. Rohn, age 71, has served as a member of our Board of Directors since March 2012. Mr. Rohn served as Chief Operating Officer of Biogen Idec, the successor company to IDEC Pharmaceuticals, a biotechnology company, from 2003 until 2005. From 1998 until 2003, Mr. Rohn was President and Chief Operating Officer of IDEC Pharmaceuticals, a biotechnology company. Mr. Rohn joined IDEC in 1993 as Senior Vice President, Commercial and Corporate Development and was appointed Senior Vice President, Commercial Operations in 1996. From 1985 until 1993, Mr. Rohn was employed by Adria Laboratories, a pharmaceutical company that has since been acquired by Pfizer Inc., most recently as Senior Vice President of Sales and Marketing. Mr. Rohn is a director of Pfenex Inc. Mr. Rohn holds a Bachelor’s degree in Marketing from Michigan State University and completed graduate-level coursework in Business Administration at Indiana State University. Mr. Rohn’s knowledge of our industry and his prior and current experience as a senior officer and director of other healthcare companies contributed to our conclusion that he should serve as a director.

Cary G. Vance

Cary G. Vance, age 49, has served as our President and Chief Executive Officer, and as a member of our Board of Directors, since May 2014. Mr. Vance served as President of the Anesthesia & Respiratory global business at Teleflex Incorporated, a specialty medical device company, from May 2011 until May 2014 and as their Executive Vice President North America from February 2010 to May 2011. Mr. Vance joined Covidien, a global health care products company and manufacturer, in 2007 as Vice President & General Manager for their Energy-based Devices and was appointed as Vice President & General Manager of Interventional Oncology — Americas in 2008. Mr. Vance served in a series of roles with progressive responsibility at GE Healthcare from 1997 to 2007, principally in diagnostic imaging sales, sales and marketing management and executive leadership. Mr. Vance holds a B.A. in Economics and an M.B.A from Marquette University. Mr. Vance’s executive experience in the medical device space contributed to our conclusion that he should serve as a director. As a member of management, Mr. Vance provides significant industry-specific experience as well as executive leadership and management experience.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF EACH NAMED NOMINEE.

Class I Directors Continuing in Office Until the 2016 Annual Meeting

Marjorie L. Bowen

Marjorie Bowen, age 50, has served as a member of our Board of Directors since July 2013. Ms. Bowen is an experienced public and private company director who is a qualified financial expert and is well versed in corporate governance matters. In addition to Hansen, Ms. Bowen has served as a director for four publicly listed companies (Dune Energy and Illinois Power Generating Co., and previously, Talbots, and Texas Industries, Inc.) as well as four privately held companies. Ms. Bowen’s directorships follow a nearly 20 year career in investment banking at Houlihan Lokey, advising boards of public companies on transactional, strategic and other shareholder matters, and heading the firm’s industry leading fairness opinion practice. During her nearly two decades at Houlihan Lokey, Ms. Bowen was an active deal advisor to public company boards, a product and practice leader, as well as a member of the firm’s senior management. Ms. Bowen has amassed a broad base of experience on virtually every type of corporate finance transaction for both healthy and distressed companies. Ms. Bowen holds a B.A. from Colgate University and an M.B.A. from the University of Chicago. The Board appointed Ms. Bowen as a director in 2013 due to, among other things, her nearly 25 years of experience in advising both public and private companies as an investment banker and corporate director.

Kevin Hykes

Mr. Hykes, age 49, has served as a member of our Board of Directors since July 2009. Since August 2013, Mr. Hykes has served as an Operating Partner at Versant Ventures and the Chairman and CEO of Metavention, Inc., an early-stage medical device company focused on the development of interventional therapies for the treatment of type 2 diabetes since June 2013. From March 2010 until December 2012, Mr. Hykes was the President and Chief Executive Officer at Cameron Health, Inc., an implantable defibrillator company, which was acquired by Boston Scientific Corporation in June 2012. From May 2008 to March 2010, Mr. Hykes served as the Chief Commercial Officer at Visiogen, Inc., a developer of products for cataract and refractive patients, which was acquired by Abbott Laboratories in October 2009. Previously, Mr. Hykes was employed by Medtronic, Inc., from 1992 to 2008, including as Vice President, Healthcare Systems, from December 2005 to May 2008 and as Vice President, Heart Failure Business, from May 2003 to December 2005. Mr. Hykes holds a B.A. in Business Administration from the University of Wisconsin, Madison and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Hykes’ knowledge of our industry, his experience as a senior officer of other medical device companies and his ability to provide insight into our sales and marketing strategies contributed to our conclusion that he should serve as a director.

Jack W. Schuler

Jack W. Schuler, age 74, has served as a member of our Board of Directors since August 2013. Mr. Schuler is a co-founder and partner in Crabtree Partners LLC, a private investment firm in Lake Forest, IL. Mr. Schuler worked for Texas Instruments from 1964 to 1972 in France, Germany, and Japan. From 1972 to 1989, he was employed by Abbott Laboratories in various positions, the last four years as President and Chief Operating Officer. He currently serves on the board of directors for Accelerate Technologies, Quidel Corporation, and Stericycle and is a trustee of Carleton College. He received a B.S. degree in Mechanical Engineering from Tufts University and an M.B.A. degree from Stanford University Graduate School of Business Administration. The Board appointed Mr. Schuler as a director in 2013 due to, among other things, his experience as both a medical device executive and an investor and advisor to medical device companies and due to the Company’s obligations under a rights agreement with certain investors in the Company’s August 2013 private placement financing. See “Previous Selection of Directors.”

Nadim Yared

Mr. Yared, age 47, has served as a member of our Board of Directors since July 2012. Mr. Yared’s career in the medical device industry has spanned nearly 20 years. He has served as the President and Chief Executive Officer of CVRx, Inc. since September 2006. CVRx is a privately-held medical device company developing the Barostim neo™ system, an active implantable device for the treatment of hypertension and heart failure. Mr. Yared has helped CVRx raise significant funding to develop the company’s next generation technology and conduct clinical trials. Preceding his term at CVRx, Mr. Yared served as Vice President and General Manager of Medtronic, Inc. for four years. During his tenure, he directed sales, marketing, business development, product/technology development and manufacturing of surgical medical imaging products. Until 2002, Mr. Yared held increasingly senior positions at GE Medical Systems over a period of nine years. Much of his focus during this time was medical device sales and marketing management. Mr. Yared also currently serves on the boards of the medical device industry trade group, AdvaMed and the medical device innovation consortium, MDIC, a public-private partnership. Mr. Yared holds an M.B.A. from Insead in Paris, France, and an engineering degree from Ecole Nationale Superieure des Telecommunications. Mr. Yared’s knowledge of our industry, his current experience as a Chief Executive Officer of a medical device company, his prior senior management experiences in the medical industry, and his ability to provide insight into our engineering, marketing and sales strategies contributed to our conclusion that he should serve as a director.

Class II Directors Continuing in Office Until the 2017 Annual Meeting

Michael L. Eagle

Mr. Eagle, age 67, has served as a member of our Board of Directors since February 2012 and as the Chairman of our Board of Directors since December 2012. Mr. Eagle previously served as the Vice President of Global Manufacturing for Eli Lilly and Company from 1993 through 2001 and held a number of executive management positions with Eli Lilly and Company and its subsidiaries throughout his career there. Since retiring from Eli Lilly and Company, he has been a founding member of Barnard Life Sciences, LLC, a life sciences consulting company. Mr. Eagle is a member of the board of directors and serves on the audit committee of Cadence Pharmaceuticals, Inc., a biopharmaceutical company, and is a member of the board of directors and serves on the audit and compensation committees of Somaxon Pharmaceuticals, Inc., a specialty pharmaceutical company. Mr. Eagle holds a B.M.E. from Kettering University and an M.S.I.A. from Purdue University. Mr. Eagle’s more than forty years of experience in executive management and engineering, primarily focused on the manufacture of pharmaceutical products and medical devices, and his experience on the boards of other public companies contributed to our conclusion that he should serve as a director.

Christopher P. Lowe

Mr. Lowe, age 47, has served as a member of our Board of Directors since September 2006, as our Interim Chief Executive Officer from February 2014 to May 2014 and our Interim Chief Financial Officer since June 2014. Mr. Lowe served as Vice President, Administration and Chief Financial Officer of Anthera Pharmaceuticals, Inc., a drug development company, from November 2007 through June 2013, and additionally served as its Chief Business Officer from January 2011 until June 2013. Since leaving Anthera, Mr. Lowe was an independent consultant to life sciences companies until joining FLG Partners, LLC, a CFO consulting, services and board advisory firm, as a partner in January 2014. Mr. Lowe served as Vice President, Finance and Administration of Asthmatx, Inc., a medical device company, since September 2005 and as its Chief Financial Officer from January 2006 to November 2007. Mr. Lowe also serves on the board of Pacific Pharmaceutical Services, a cGMP facility providing temperature controlled storage, powder dispensing, in-house label printing and clinical trial materials labeling, clinical distribution logistics and CMC advisory services to the pharmaceutical industry, clinical researchers and academic laboratories. Mr. Lowe holds a B.S. from California Polytechnic State University, San Luis Obispo and an M.B.A. from Saint Mary’s University, Texas. Mr. Lowe’s understanding of our industry, his senior management experience with companies in our industry contributed to our conclusion that he should serve as a director.

Previous Selection of Directors

In August 2013, our Board of Directors appointed Jack Schuler as a director in connection with a rights agreement with certain investors in the Company’s August 2013 private placement financing. We agreed to nominate Mr. Schuler or any other person nominated by Mr. Schuler and reasonably acceptable to us if he is unavailable, for so long as the Schuler Family Foundation (or an affiliate thereof) continues to beneficially own at least 50% of the shares and warrants initially issued to it in the private placement transaction.

CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the listing standards of The Nasdaq Stock Market (“Nasdaq”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. Our Board of Directors consults with our outside legal counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following seven directors who presently serve on our Board of Directors are independent directors within the meaning of the applicable Nasdaq listing standards: Ms. Bowen, Mr. Eagle, Mr. Hykes, Dr. Newman, Mr. Rohn, Mr. Schuler and Mr. Yared. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Lowe, the Company’s Interim Chief Financial Officer and former Interim Chief Executive Officer, is not an independent director by virtue of his interim employment with the Company. Mr. Vance, the President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company. There are no familial relationships among our directors and executive officers.

Meetings of the Board of Directors

The Board of Directors met nine times during the fiscal year ended December 31, 2014. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member during 2014. As required under applicable Nasdaq listing standards, during the fiscal year ended December 31, 2014, the Company’s independent directors met at least four times in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding the Board of Directors and its Committees

The Board of Directors has four standing committees: an Audit Committee, a Commercial Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. (In addition, the Board has delegated limited authority to a one person equity award committee as described below.) The following table provides membership and meeting information for each of the Board committees as of December 31, 2014:

Name	Audit		Commercial		Compensation		Nominating and Corporate Governance
Marjorie L. Bowen	X	*
Michael L. Eagle	X
Kevin Hykes			X	*	X
Christopher P. Lowe							X
Stephen L. Newman, M.D.	X						X	*
William Rohn			X		X	*
Jack W. Schuler					X
Cary G. Vance
Nadim Yared			X				X

Total meetings in fiscal 2014	9		3		6		3

*	Committee Chairperson

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of its financial statements. For this purpose, the Audit Committee performs several functions. Among other things, our Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent auditors;

•	determines and approves the engagement of the independent auditors;

•	determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

•	reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services;

•	monitors the rotation of partners of the independent auditors on our audit engagement team as required by law;

•	reviews and approves or rejects all related-party transactions;

•	confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting;

•

establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•

meets to review our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

As of December 31, 2014, the Audit Committee consisted of three directors: Ms. Bowen (Chairman), Michael L. Eagle and Dr. Newman. The Audit Committee has adopted a written charter that is available to stockholders on our website at http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=irol-govHighlights.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Nasdaq listing standards). The Board of Directors has also determined that Ms. Bowen is an “audit committee financial expert” as defined under applicable SEC rules.

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee has reviewed and discussed with management of the Company the audited financial statements of the Company that are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The Audit Committee has discussed with BDO USA, LLP, its independent registered public accounting firm, the matters required to be discussed by Auditing Standards No. 16, as amended (Communication With Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from BDO USA, LLP, its independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the Audit Committee unanimously recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

From the members of our Audit Committee:

Marjorie L. Bowen, Chairman

Michael L. Eagle

Dr. Stephen L. Newman

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Hansen under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Commercial Committee

The Commercial Committee was formed in October 2012. In July, 2014, the Board determined to cease having a Commercial Committee, and those responsibilities are now overseen by the full Board of Directors. During 2014 and before the committee was dissolved, the Commercial Committee consisted of three directors: Mr. Hykes (Chairman), Dr. Rohn and Mr. Yared. All members of our Commercial Committee were independent (as independence is currently defined in Nasdaq listing standards). The Commercial Committee met 3 times during the fiscal year ended December 31, 2014.

The Commercial Committee of our Board of Directors acted on behalf of the Board and oversaw our sales and marketing strategies. Among other things, the Commercial Committee:

•	carried out periodic in-depth reviews of the sales strategies and planned for marketing and selling the Company’s currently marketed devices and evaluated resulting sales performance;

•	reviewed the pre-marketing and commercial launch strategies for the Company’s pre-launch products;

•

reviewed the proposed contractual relationships with key distributors and sales channel partners prior to entering into such relationships and assesses the effectiveness of the working relationships with key distributors and sales channel partners on an annual basis;

•

reviewed the organization structure, compensation structure, capabilities and resources available to the commercial functions, and made recommendations to executive management and the Compensation Committee with regard to these functions; and

•	acted as counsel to the Chief Executive Officer on matters related to commercial strategy.

Compensation Committee

The Compensation Committee was formed in October 2004. As of December 31, 2014, the Compensation Committee consisted of three directors: Mr. Rohn (Chairman), Mr. Hykes, and Mr. Schuler. All members of our Compensation Committee are independent (as independence is currently defined in Nasdaq listing standards). The Compensation Committee met 6 times during the fiscal year ended December 31, 2014.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:

•

establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and other senior management and evaluation of performance in light of these stated objectives;

•

review and determination or recommendation, as applicable, of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the executive officers and non-employee directors;

•	review and approval of appropriate insurance coverage for our officers and directors;

•	administration of the Company’s equity compensation plans, deferred compensation plans and other similar plans and programs;

•

reviewing with management our compensation-related disclosures, including the Compensation Discussion and Analysis included in this proxy, and recommending that the Board include such Compensation Discussion and Analysis in proxy statements and other Company filings;

•

overseeing our submission to stockholder votes of matters related to compensation, including approval of equity compensation plans and non-binding advisory votes approving executive compensation and the frequency of such votes, and considering compensation strategy, plans, programs and policies in light of the results of such votes; and

•

annually review our risk management processes relating to our compensation programs, including determination of whether any such program encourages undue or inappropriate risk-taking by our personnel that is reasonably likely to have a material adverse effect on us.

The current written charter is available to stockholders on the Company’s website at http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=irol-govHighlights.

Compensation Committee Processes and Procedures

The agenda for each Compensation Committee meeting is usually developed by the Chief Executive Officer and the Chairman of the Compensation Committee, with input from the Interim Chief Financial Officer and our human resources department. The Compensation Committee meets regularly in executive session and with various members of management. From time to time, outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide compensation and financial data or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain, at the Company’s expense, compensation consultants, legal counsel and other advisors to assist in its evaluation of executive and director compensation, including the authority to approve the advisors’ reasonable fees and other retention terms.

To assist it in making 2014 compensation decisions, the Compensation Committee engaged Compensia, an independent compensation consultant, to assist the Compensation Committee in its deliberations on compensation payable to our named executive officers in 2014. Our Compensation Committee has assessed the independence of Compensia pursuant to SEC and Nasdaq listing rules and determined that their work did not give rise to any conflicts of interest.

Typically, the Compensation Committee makes most significant adjustments, if any, to annual compensation and determines target bonus and equity awards at one or more meetings held during the fourth quarter of the preceding year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer on which compensation determinations are then made. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines whether, and if so in what manner, to recommend to the full Board of Directors any adjustments to his compensation as well as equity awards to be granted.

For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, survey data, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

As required under its charter, the Compensation Committee reviews, discusses and assesses its own performance at least annually. As required under applicable law and current Nasdaq listing standards, the Compensation Committee also periodically, but at least annually, reviews and assesses the adequacy of its charter, including the Compensation Committee’s role and responsibilities.

The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for the fiscal year ended December 31, 2014 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2014, the Compensation Committee consisted of three directors: Mr. Rohn (Chairman), Mr. Hykes, and Mr. Schuler. During 2014, none of Mr. Rohn, Mr. Hykes or Mr. Schuler was a then present or former officer or employee of the Company. On February 9, 2014, Mr. Lowe resigned from the Compensation Committee and was appointed as our interim Chief Executive Officer, and was later appointed as our interim Chief Financial Officer. None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Equity Award Committee

Our Board of Directors has delegated to an Equity Award Committee, comprised of one member of the Board, a limited power to grant stock options and restricted stock units under certain circumstances. The Equity Award Committee may only grant awards to newly hired non-executive employees who do not directly report to the sole member of the Equity Award Committee; such awards must have a four-year vesting schedule with a one-year cliff, and must be made pursuant to a form of stock option or stock unit agreement adopted by the Board of Directors or the Compensation Committee. The awards granted by the Equity Award Committee cannot exceed either (i) 100,000 shares to any individual in any calendar year or (ii) 500,000 shares in total to all individuals in any calendar year, and the number of shares subject to each award must also be within guidelines established by the Board of Directors or the Compensation Committee from time to time. Stock option grants are effective on the last trading day of the calendar month occurring on or after the date of approval by the Equity Award Committee or, if later, the employee’s employment commencement date. Restricted stock unit grants are effective on the date of approval by the Equity Award Committee or, if later, the employee’s employment commencement date. The sole member of the Equity Award Committee is appointed by the action of the full Board of Directors, considering the recommendation of the Nominating and Corporate Governance Committee, if

any. Bruce J Barclay was the sole member of the Equity Award Committee in January 2014, Christopher P. Lowe was the sole member of the Equity Award Committee from February 2014 to May 2014 and since May 2014, Cary G. Vance, our President and Chief Executive Officer, has been the sole member of the Equity Award Committee.

Board Leadership Structure

Under the Board of Director’s current leadership structure, Mr. Eagle, an independent, non-management member of the Board, serves as the Chairman of our Board of Directors. As Chairman, Mr. Eagle has authority to call meetings of our Board of Directors and presides over meetings of our Board of Directors. In addition, in his role as Chairman, Mr. Eagle coordinates with the Chief Executive Officer on agendas for meetings of the Board of Directors and on the quality, quantity and timeliness of information submitted by management to independent directors, serves as the principal liaison between the independent directors and the Chief Executive Officer, and has such further responsibilities as the Board of Directors may designate from time to time. While the Board believes that the current and past separation of the chairman and principal executive officer positions has served our company well, the Board does not believe that it is appropriate to prohibit one person from serving as both chairman and chief executive officer. However, at the present time, based on the skills, experience and time availability of Mr. Eagle, the other members of the Board and of management, having a separate Chairman of the Board of Director and Chief Executive Officer enhances the Board’s oversight of management, the Board’s independence and our overall leadership structure. The Board is aware of the dynamic environment in which the Company operates and periodically assesses whether the current leadership structure remains appropriate.

Risk Oversight Management

The Board of Directors takes an active role, as a whole and at the committee level, in overseeing management of our Company’s risks. Our management keeps the Board of Directors apprised of significant risks facing the company and the approach being taken to understand, manage and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; risks associated with director independence and potential conflicts of interest are overseen by the Nominating and Corporate Governance Committee; and risks associated with our marketing and sales operations are overseen by the Commercial Committee. Additional review or reporting on enterprise risks is conducted as needed or as requested by our Chairman, our full Board of Directors, our independent directors or the appropriate committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board of Directors for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company. The Nominating and Corporate Governance Committee is comprised of two directors: Dr. Newman (Chairman) and Mr. Yared. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Nasdaq listing standards). In addition, from December 2014 to March 2015, Mr. Lowe was a member of the Nominating and Corporate Governance Committee; however he is not considered independent because he served as our Interim Chief Executive Officer and currently serves as our Interim Chief Financial Officer, and as a result, he no longer serves on this committee. The Nominating and Corporate Governance Committee met 3 times during the fiscal year ended December 31, 2014. The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on the Company’s website at http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=irol-govHighlights.

The Board of Directors and the Company seek to maintain a Board comprised of members who can productively contribute to the success of the Company. Accordingly, the Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board and the perceived needs of the Company at that time. This assessment includes consideration of issues of, among other things, judgment, diversity, age, skills, background and industry knowledge. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board of Directors.

Stockholder Communications with the Board of Directors

The Company has not established a formal process related to stockholder communications with the Board of Directors due to the limited number of such communications historically. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the full Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board of Directors has been appropriate. Our stockholders may direct communications to a particular director or to the directors generally, in care of Hansen Medical, Inc., 800 East Middlefield Road, Mountain View, CA 94043.

Code of Business Conduct and Ethics

We have adopted the Hansen Medical, Inc. Code of Business Conduct and Ethics, which applies to all directors and employees, including executive officers, including, without limitation, our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=irol-govHighlights. If we grant any waivers from, or makes any substantive amendments to, a provision of the Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website. In addition, we intend to promptly disclose (1) the nature of any amendment to our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of our Code of Business Conduct and Ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website in the future. The inclusion of our website address in this report does not include or incorporate by reference the information on our website into this proxy statement.

Director Compensation

Since 2013 our non-employee directors were eligible to receive the cash and equity compensation described below.

•	$35,000 per year for service as a Board of Directors member;

•	An additional $25,000 per year for service as chairman of the Board of Directors;

•	$12,000 per year for service as chairman of the Audit Committee;

•	$5,000 per year for service as chairman of the Compensation Committee, Nominating and Corporate Governance Committee and/or the Commercial Committee;

•	$2,000 per year for service as non-chairman member of the Audit Committee;

•	$1,000 per year for service as non-chairman member of the Compensation Committee, Nominating and Corporate Governance Committee and/or Commercial Committee;

•	$1,500 for each Board of Directors meeting attended in person ($500 for meetings attended by video or telephone conference);

•	$500 for each Audit Committee meeting attended ($1,000 for the chairman of the Audit Committee for each meeting attended); and

•	$500 for each meeting attended of the Compensation Committee, Nominating and Corporate Governance Committee and/or Commercial Committee.

We also reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board of Directors and of committees of our Board of Directors.

Non-employee directors receive automatic grants of non-statutory stock options under our 2006 Equity Incentive Plan. For purposes of our automatic director grant program, a non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain SEC rules. Each non-employee director joining our Board of Directors is automatically granted a non-statutory stock option to purchase 50,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the grant date. This initial option will vest ratably over 36 months of service.

In addition, on the date of each Annual Meeting of our stockholders, each non-employee director is automatically granted a non-statutory stock option to purchase 30,000 shares of our common stock (except for the chairman of the Board of Directors, if any, who automatically receives a grant for 40,000 shares) with an exercise price equal to the fair market value of our common stock on the grant date. However, the number of shares subject to an annual grant will be reduced on a pro rata basis for each quarter that the director did not serve as a non-employee director during the 12-month period beginning on the date of the previous Annual Meeting. Automatic annual grants vest ratably over 12 months of service. If a non-employee director’s service is terminated within 12 months after we are subject to a change in control other than as a result of a director’s voluntary resignation, then all of the director’s automatic grants will become fully vested. In general, options held by our non-employee directors remain exercisable for up to 12 months from the date of such director’s termination of service. All automatic director options have a maximum term of up to ten years.

2014 Director Compensation Table

The following table shows certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	Total ($)
Mr. Eagle	$72,278	$69,600	$141,878
Ms. Bowen	$62,667	$52,200	$114,867
Mr. Hykes	$57,000	$52,200	$109,200
Mr. Lowe(4)	$7,333	$303,600	$310,933
Dr. Newman	$57,500	$52,200	$109,200
Mr. Rohn	$53,500	$52,200	$105,700
Mr. Schuler	$48,000	$52,200	$96,200
Mr. Weinstein(5)	$33,842	$52,200	$86,042
Mr. Yared	$49,000	$52,200	$101,200

(1)	The amounts in this column represent the aggregate grant date fair value of option awards granted to the director in our fiscal year 2014 computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 16, 2015, for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. Amount consists of: (a) $69,600 with respect to the option granted to Mr. Eagle on April 29, 2014; (b) $52,200 with respect to the option granted to Ms. Bowen and Messrs. Hykes, Rohn, Schuler, Weinstein, Yared and Dr. Newman on April 29, 2014; and (c) $219,600 with respect to the option granted to Mr. Lowe on February 25, 2014 and $84,000 with respect to the option granted to Mr. Lowe on June 11, 2014.

(2)	As of December 31, 2014, our non-employee directors held outstanding stock options as follows:

Name	Shares of Common Stock Subject to Stock Options
Mr. Eagle	112,500
Ms. Bowen	80,000
Mr. Hykes	120,000
Dr. Newman	90,000
Mr. Rohn	92,500
Mr. Schuler	80,000
Mr. Weinstein	80,000
Mr. Yared	90,000

(3)	On April 29, 2014, Mr. Eagle received an option to purchase 40,000 shares of our common stock, and each of Ms. Bowen and Messrs. Hykes, Rohn, Schuler, Weinstein, Yared and Dr. Newman received an option to purchase 30,000 shares of our common stock, at an exercise price of $2.19 per share.

(4)	Mr. Lowe became an employee of the Company on February 9, 2014. None of the option awards listed above were director compensation. All of the option compensation for Mr. Lowe received in 2014 was granted in connection with his employment with the Company.

(5)	Mr. Weinstein resigned from our Board of Directors on October 22, 2014.

Director Stock Ownership Guidelines

Our Board of Directors believes that directors should have a significant financial stake in our company to help align their interests with those of our stockholders and to promote sound corporate governance. In December 2013, our Board of Directors (upon recommendation of our Compensation Committee) adopted stock ownership guidelines providing that each non-employee director should own shares or certain share equivalents with a value equal to at least twice their annual base cash retainer (that is, twice the current $35,000 base retainer, or $70,000). Non-employee directors have five years from the later of (i) December 11, 2013, or (ii) the date such non-employee director joined our Board of Directors to achieve this ownership level. Thereafter, compliance will be measured annually. At its discretion, our Board of Directors may waive this requirement if a non-employee director would otherwise incur a hardship. We anticipate that all non-employee directors with at least one year of service will satisfy the stock ownership guidelines when they become effective at the end of the compliance period.

PROPOSAL 2

AMENDMENTS TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A PROPORTIONAL REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Background

The Board of Directors has approved a series of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), that would:

•	effect a reverse stock split of all shares of the Company’s Common Stock outstanding or reserved for issuance at ratios of 4:1, 6:1, 8:1, or 10:1; and

•	proportionally reduce the number of authorized shares of the Company’s Common Stock.

Under these proposed amendments, each four, six, eight, or ten, shares of Common Stock currently outstanding or reserved for issuance would be combined, converted and changed into one share of Common Stock. At the same time, the number of authorized shares of the Company’s Common Stock would be reduced proportionally. If Proposal 3 is approved by the stockholders of the Company, the increase in authorized shares of Common Stock will be effected prior to any reverse stock split contemplated in this Proposal 2. The combined effect of each of the alternative amendments (each of which is referred to in this proxy statement as a “Reverse Stock Split”) is illustrated in the table below:

Amendment No. 1
	(see Appendix A-1a)	If an increase to the number of Authorized Shares of Common Stock is effected prior to this Proposal 2 pursuant to Proposal 3 (see Appendix A-1b)
Reverse Stock Split Ratio	4:1	4:1

Number of Authorized Shares of Common Stock	50,000,000	75,000,000

Amendment No. 2
	(see Appendix A-2a)	If an increase to the number of Authorized Shares of Common Stock is effected prior to this Proposal 2 pursuant to Proposal 3 (see Appendix A-2b)
Reverse Stock Split Ratio	6:1	6:1

Number of Authorized Shares of Common Stock	33,333,333	50,000,000

Amendment No. 3
	(see Appendix A-3a)	If an increase to the number of Authorized Shares of Common Stock is effected prior to this Proposal 2 pursuant to Proposal 3 (see Appendix A-3b)
Reverse Stock Split Ratio	8:1	8:1

Number of Authorized Shares of Common Stock	25,000,000	37,500,000

Amendment No. 4

	(see Appendix A-4a)	If an increase to the number of Authorized Shares of Common Stock is effected prior to this Proposal 2 pursuant to Proposal 3 (see Appendix A-4b)
Reverse Stock Split Ratio	10:1	10:1

Number of Authorized Shares of Common Stock	20,000,000	30,000,000

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board of Directors following the Annual Meeting and prior to the 2016 Annual Meeting. The Board of Directors has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of the proposed amendments, the Board of Directors will have the sole discretion, until the 2016 Annual Meeting, to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a Reverse Stock Split and, if so, the number of shares — four, six, eight, or ten — of Common Stock which will be combined into one share of Common Stock, as well as the proportional reduction in the authorized number of shares of Common Stock. The Board of Directors believes that stockholder approval of these four selected reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of a Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders.

If the Board of Directors determines to effect one of the alternative Reverse Stock Splits by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other amendments will be abandoned. Approval of the Reverse Stock Splits will authorize the Board of Directors in its discretion to effectuate the Reverse Stock Split in any of the ratios and with the proportional reductions in authorized Common Stock as described in the table above, or not to effect any of the Reverse Stock Splits. The text of the form of amendments to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, are set forth in Appendices A-1 through A-4 to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split.

If the Board of Directors elects to effect a Reverse Stock Split following stockholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with a reverse split ratio selected by the Board of Directors from among those set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The par value of the Common Stock would remain unchanged at $0.0001 per share. The amendment would also change the number of authorized shares of Common Stock as described above.

Reasons for the Reverse Stock Split

To continue our listing on The NASDAQ Global Market, we must comply with NASDAQ Marketplace Rules, which include a minimum bid price of $1.00 per share. On December 1, 2014, we were notified by the NASDAQ Listing Qualifications Department that we did not comply with the $1.00 minimum bid threshold as our Common Stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180-calendar day period, which ends June 1, 2015, within which to regain compliance. On February 20, 2015, the Company regained compliance with NASDAQ’s minimum bid price rule.

However, the Company’s closing stock price as of April     , 2015 was $            . If our closing stock price is below $1.00 for an additional             consecutive business days then the NASDAQ Listing Qualifications Department could notify us for failure to comply with the minimum bid threshold. Although the Company is now in compliance with the minimum bid price rule, the Board of Directors has considered the benefits of a reverse stock split. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with NASDAQ Marketplace Rules in the future and to avoid the likely adverse consequences of our Common Stock being delisted from The NASDAQ Global Market in the future by increasing the bid price of our Common Stock.

The Board of Directors has considered the potential harm to us and our stockholders if we receive another notification from the NASDAQ Listing Qualifications Department for failure to comply with the minimum bid price requirements based on our recent closing stock prices and NASDAQ delists our Common Stock from The NASDAQ Global Market. Delisting could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons.

In addition, if our Common Stock were to be delisted from trading on the NASDAQ Global Market and its trading price were to remain below $5.00 per share, trading in our Common Stock could also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934 that require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a “penny stock” (generally, any equity security that has a market price of less than $5.00 per share and that is not listed for trading on NASDAQ or a national securities exchange, subject to certain exceptions). The additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our Common Stock, which could severely limit the market liquidity of the stock and the ability of investors to trade our Common Stock.

Reasons for the Decrease in Authorized Shares

As a matter of Delaware law, implementation of any of the Reverse Stock Split does not require a change in the total number of shares of our Common Stock authorized under our Certificate of Incorporation. However, we intend to reduce the number of our authorized shares of Common Stock proportionally to our stock split ratio as set forth in the table above, which does not take into account an increase in authorized shares of Common Stock to be effected before the Reverse Stock Split, if approved by Proposal 3.

Board Discretion to Implement Reverse Stock Split

If the alternative Reverse Stock Splits are approved by the Company’s stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board of Directors that one of the Reverse Stock Splits (with a reverse split ratio and reduction in authorized Common Stock determined by the Board of Directors as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits. If the Board fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to be Used for Decision to Effect a Reverse Stock Split

If the stockholders approve the Reverse Stock Splits, the Board of Directors will be authorized to proceed with any of the alternative Reverse Stock Splits that it selects in its sole discretion. In determining whether to proceed with a Reverse Stock Split, the Board expects to consider a number of factors, including market conditions, existing and expected trading prices of our Common Stock, the NASDAQ Global Market listing requirements, our additional funding requirements, and the amount of our authorized but unissued Common Stock. The Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

After any of the Reverse Stock Splits, each stockholder will own a reduced number of shares of Common Stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the Reverse Stock Split. At the time of the Reverse Stock Split, the number of authorized shares of the Company’s Common Stock would be reduced from 200,000,000 to 50,000,000, 33,333,333, 25,000,000 or 20,000,000, respectively, as described above and assuming Proposal 3 is not effected.

The increase in the number of shares of authorized but unissued and unreserved Common Stock could have an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a Reverse Stock Split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and Bylaws.

The Reverse Stock Split would reduce the number of shares of Common Stock available for issuance under the Company’s 2006 Equity Incentive Plan, as amended (the “2006 Equity Plan”), in proportion to the reverse split ratio of the Reverse Stock Split. The number of shares of Common Stock authorized for issuance but unissued at April 7, 2015 under the 2006 Equity Plan is                     .

The Company also has outstanding as of April 7, 2015 certain stock options to purchase approximately              shares of Common Stock. Under the terms of the various instruments governing the Company’s outstanding stock options, the Reverse Stock Split will effect a reduction in the number of shares of Common Stock issuable upon the exercise of such stock options in proportion to the reverse split ratio of the Reverse Stock Split. The Reverse Stock Split will effect a proportionate increase in the exercise price of the Company’s outstanding stock options. In connection with the Reverse Stock Split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to the Common Stock under each of the proposed amendments based on share information as of April 7, 2015:

	Pre-Reverse Stock Split	4:1	6:1	8:1	10:1
Authorized common stock (assuming Proposal 3 is not effected)	200,000,000	50,000,000	33,333,333	25,000,000	20,000,000

Authorized common stock (assuming Proposal 3 is approved and is effected prior to any Reverse Stock Split)	300,000,000	75,000,000	50,000,000	37,500,000	30,000,000

Authorized preferred stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Outstanding common stock
Outstanding preferred stock
Reserved for future issuance pursuant to employee benefit plans
Reserved for future issuance pursuant to outstanding options, restricted stock units and warrants
Reserved for conversion of preferred stock	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000
Authorized but unissued and unreserved

No fractional shares of Common Stock will be issued in connection with the proposed Reverse Stock Split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Reverse Stock Split, the Common Stock would continue to be reported on the NASDAQ Global Market under the symbol “HNSN”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We will only implement the Reverse Stock Split if our Board of Directors concludes that the potential advantages outweigh the potential disadvantages. Nevertheless, we cannot assure you that any of the advantages will be realized, that the realized advantages will outweigh the realized disadvantages or that the market for our Common Stock will improve. The effect of the Reverse Stock Split upon the market prices for the Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied.

We cannot assure you that our total market capitalization after the Reverse Stock Split will be equal to or greater than our total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will either exceed or remain higher than the current per share market price or the per share market price immediately before the Reverse Stock Split.

We cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the market price of our Common Stock on March 23, 2014 of $0.73 per share, if we implement the proposed one-for-10 Reverse Stock Split, we cannot assure you that the post-split market price of our Common Stock will be $7.30 per share or greater. Furthermore, there can be no assurance that the market price of the Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the

Reverse Stock Split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of the Common Stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.

Accordingly, our total market capitalization after the Reverse Stock Split may be lower than our total market capitalization before the Reverse Stock Split. This has happened in connection with many reverse stock splits that companies have implemented. If this were to happen to us, the total value of our stock that you hold after the Reverse Stock Split would be lower than the value of your holdings immediately before the Reverse Stock Split, even if the price at which our stock trades is higher than it was before the Reverse Stock Split.

A decline in the market price for our Common Stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If we implement the Reverse Stock Split and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of that company’s common stock following a reverse stock split are lower than they were before the reverse stock split.

The liquidity of our Common Stock could be adversely affected following the Reverse Stock Split.

The liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

The volatility of our Common Stock could be increased following the Reverse Stock Split.

The volatility of our Common Stock could be increased by the reduced number of shares that would be outstanding after the Reverse Stock Split.

We cannot assure you that the Reverse Stock Split will result in a per share price that will attract investors, brokers and analysts.

While we believe that a higher stock price may help generate investor interest, we cannot assure you that the Reverse Stock Split will result in a per share price that will attract investors, brokers and analysts.

The Reverse Stock Split would likely increase the number of “odd lot” holders.

If the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Effective Date

If the proposed Reverse Stock Splits are approved at the Annual Meeting and the Board of Directors elects to proceed with the Reverse Stock Split in one of the approved ratios, the Reverse Stock Split would become effective as of 5:00 pm, Eastern Time, on the date of the filing (the “Effective Time”) of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board of Directors among the choices set forth in this Proposal. If the Board of Directors fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker or whose shares are held electronically in book-entry form under the direct registration system for securities do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Cash Payment In Lieu of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of and following the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the NASDAQ Global Market during regular trading hours for the five trading days immediately preceding the Effective Time multiplied by the four, six, eight or ten, as applicable. As of April 7, 2015, there were approximately                     stockholders of record of the Common Stock. Upon stockholder approval of this proposal, if the Board of Directors elects to implement the Reverse Stock Split at a reverse split ratio of 10:1, 8:1, 6:1 or 4:1, stockholders owning less than ten, eight, six or four shares, respectively, of Common Stock prior to the Reverse Stock Split would be eliminated. However even if the Board of Directors selects the maximum reverse split ratio of 10:1, the Company does not expect that cashing out fractional shares would reduce the number of stockholders of record.

Other Effects

If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd-lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Splits without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to Company stockholders of the Reverse Stock Split. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the U.S. federal income tax consequences of the Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. The Company believes that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Stock Split should have the following U.S. federal income tax effects. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares of Common Stock exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock decreased by the basis allocated to the fractional share for which such stockholder received cash, and the holding period of the reduced number of shares of Common Stock received will include the holding period of the old shares of Common Stock exchanged. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Accounting Consequences

If a Reverse Stock Split is authorized and implemented, the par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, on the effective date of the

Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately, based on the split ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding.

Required Vote

The affirmative vote of the holders of at least 66-2/3% of shares of our capital stock outstanding will be required to approve the Reverse Stock Splits and the corresponding amendment to the Certificate of Incorporation to effect the Reverse Stock Split. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. A failure to vote will have the same effect as an “Against” vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

INCREASE IN AUTHORIZED SHARES

Background

The Board of Directors has approved a proposed amendment to the Company’s Amended Certificate of Incorporation that would increase the total number of authorized shares from 210,000,000 to 310,000,000, thereby increasing the authorized shares of Common Stock from 200,000,000 to 300,000,000 prior to giving effect to any reverse stock split, as contemplated by Proposal 2. There will be no change in the number of authorized shares designated as Preferred Stock.

The additional Common Stock will have rights identical to the Company’s currently outstanding Common Stock.

A substantial amount of the Company’s currently authorized stock has been either issued, is reserved for issuance pursuant to outstanding options and warrants or is reserved for future issuance under the Company’s employee equity plans. The increase in authorized Common Stock will allow the Company to comply with its obligations under the Securities Purchase Agreement entered into on March 9, 2015 and provide our Board of Directors the flexibility to undertake other transactions to support our business, without the potential expense or delay associated with obtaining stockholder approval for any particular issuance under any future transactions.

Article IV of the Company’s Certificate of Incorporation currently authorizes the Company to issue up to 210,000,000 shares of stock; 200,000,000 shares are designated as Common Stock with a par value of $0.0001 per share, and 10,000,000 shares are designated as preferred stock with a par value of $0.0001 per share (the “Preferred Stock”). On March 9, 2015, our Board of Directors approved an amendment to Article IV to increase the total authorized shares and the authorized shares of Common Stock as described in the first paragraph of this Background summary. This amendment to the Certificate of Incorporation requires approval of both the Board of Directors and our stockholders. The Board of Directors has declared this amendment to be advisable and has recommended that the amendment be presented to the stockholders for approval. Accordingly, the Company is seeking stockholder approval for the amendment at the Annual Meeting.

Reasons for the Increase in Authorized Shares

The Company’s Common Stock consists of a single class, with equal voting, distribution, liquidation and other rights. As of April 7, 2015, of our 200,000,000 shares of authorized Common Stock,                     shares were outstanding,                     shares were reserved for issuance pursuant to outstanding options,                     were reserved for future issuance pursuant to our employee equity plans, and                     shares were reserved for issuance upon outstanding common stock warrants. This leaves the Company with only                     shares of common stock that are authorized but not already reserved for issuance. As of April 7, 2015, of our 10,000,000 shares of Preferred Stock,                     shares were outstanding.

The increase in authorized Common Stock will allow us to comply with the terms of the Securities Purchase Agreement we entered into on March 9, 2015, which is described below in Proposal 5. The increase in authorized Common Stock will also give the Board of Directors the flexibility to undertake certain transactions to support the Company’s business, without the potential expense or delay associated with obtaining stockholder approval for an increase in authorized common shares in connection with any particular issuance. For example, the Company could issue additional shares of common stock in the future in connection with one or more of the following (subject to laws, regulations or applicable Nasdaq listing standards that might require stockholder approval of certain transactions):

•	Acquisitions

•	Strategic investments

•	Partnerships, collaborations and other similar transactions

•	Financing transactions, including the transactions contemplated by Proposal 5

•	Debt or equity restructuring or refinancing transactions

•	Stock splits or stock dividends

•	Any other proper corporate purposes

In addition, the increase in authorized shares of Common Stock will allow us to continue implementing our employee equity programs at competitive levels. Our ability to offer employee equity is essential to its ability to hire and retain employees with the requisite skills and experience to conduct the Company’s business.

When considering the amount of the increase in authorized shares contained in this Proposal 3, the Board of Directors considered a number of factors, including: the potential future capital requirements of the Company and their potentially dilutive effect; the cost of seeking additional stockholder approval of an increase in authorized shares if the currently proposed increase is insufficient for the Company’s future capital requirements; the amount of shares currently authorized but not already reserved for issuance; and the desired flexibility to undertake certain transactions such as those described above to support the Company’s business, without the potential expense or delay associated with obtaining stockholder approval for an increase in authorized Common Stock in connection with any particular issuance.

Potential Adverse Effects of the Proposed Amendment

If Proposal 3 is adopted and approved, the additional authorized shares of Common Stock can be issued or reserved with approval of the Board of Directors at times, in amounts, and upon terms that the Board of Directors may determine, without additional stockholder approval. This could have a dilutive impact on our earnings per share and book value per share. The Board of Directors considered this potential dilution when proposing the amendment contained in this Proposal 3. However, the Board of Directors’ discretion to issue shares that will have a dilutive impact will be subject to the Board’s fiduciary duties, as well as any applicable laws, regulations or Nasdaq listing standards that might require stockholder approval for any particular issuance or reservation of shares.

Current stockholders will have no preemptive rights to purchase additional shares that we issue, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate interest in the Company. Stockholder approval of Proposal 3 will not, by itself, cause any change in the Company’s capital accounts. However, any future issuance of additional shares of authorized Common Stock, or securities convertible into Common Stock, would ultimately result in dilution of existing stockholders’ equity interests. In addition, the availability of additional shares of Common Stock for issuance could have the effect of delaying, discouraging or preventing a change in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. Shares of authorized but unissued stock could be issued in one or more transactions to purchasers who would oppose a takeover or favor the then current Board of Directors, which could make a change in control of the Company more difficult, and therefore less likely. The Board of Directors is not aware of any actual or contemplated attempt to acquire control of the Company and this Proposal 3 is not being presented with the intent that it be used to prevent, delay or discourage any acquisition attempt. However, nothing would prevent the Board from taking any actions that it deems consistent with its fiduciary duties.

Risks to Stockholders of Non-Approval

If the stockholders do not approve this Proposal 3, the Company and Board of Directors may be precluded from or delayed in pursuing opportunities to finance the Company or a wide range of other potential corporate opportunities that might be in the best interests of the Company and its stockholders. In addition, holders of the Series A Preferred Stock and Series E Warrants would not be able to fully convert or exercise such securities for our common stock. If the Series A Preferred Stock is not converted into common stock, we will continue to be required to pay the dividend on the shares of Series A Preferred Stock and we will be required to continue complying with negative covenants that limit our ability to issue securities, incur debt, pay dividends and amend our charter documents, among other things, which could materially adversely impact our operations.

Text of the Proposed Amendment

If this Proposal 3 is approved, the Company will amend its Certificate of Incorporation by replacing Article IV.A in its entirety as follows:

“ IV.

A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is three hundred and ten million (310,000,000) shares. Three hundred million (300,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).”

The amendment would become effective when a certificate of amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval, and which would occur prior to any Reverse Stock Split effected pursuant to Proposal 2, even if Proposal 2 is approved by our stockholders.

Required Vote

The affirmative vote of the holders of at least 66-2/3% of shares of our capital stock outstanding will be required to approve the increase in authorized Common Stock and the corresponding amendment to the Certificate of Incorporation to effect the increase in authorized shares. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. A failure to vote will have the same effect as an “Against” vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

AMENDMENT TO CERTIFICATE OF INCORPORATION WHICH WOULD LIMIT THE NUMBER OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION THAT REQUIRE SUPERMAJORITY VOTING

The Board of Directors has approved an amendment (the “Voting Amendment”) to the Company’s Certificate of Incorporation which would limit the number of matters requiring the affirmative vote of holders of at least 66- 2/3% of the voting power of our then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of the Certificate of Incorporation.

Background and Reasons for the Voting Amendment

When the Company completed its initial public offering, the preliminary prospectus and final prospectus describing such offering that was filed with the SEC stated that the Certificate of Incorporation and Bylaws contained the following provisions that had anti-takeover effects and that the alteration, amendment or repeal of those specified provisions would require the affirmative vote of the holders of at least 66- 2/3% of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class (the “Supermajority Vote”):

•

permit our board of directors to issue up to 10,000,000 shares of preferred stock, with any rights, preferences and privileges as they may designate, including the right to approve an acquisition or other change in our control;

•	provide that the authorized number of directors may be changed only by resolution of the board of directors;

•

provide that all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum;

•	divide our board of directors into three classes;

•	require that any action to be taken by our stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent;

•

provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide notice in writing in a timely manner, and also specify requirements as to the form and content of a stockholder’s notice;

•

do not provide for cumulative voting rights (therefore allowing the holders of a majority of the shares of Common Stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose);

•

provide that special meetings of our stockholders may be called only by the chairman of the board, our chief executive officer or by the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors; and

•

provide that stockholders will be permitted to amend our amended and restated bylaws only upon receiving at least 66 2/3% of the votes entitled to be cast by holders of all outstanding shares then entitled to vote generally in the election of directors, voting together as a single class.

Due to a drafting error, the Certificate of Incorporation currently requires a Supermajority Vote for any alteration, amendment or repeal of any provisions of the Certificate of Incorporation. The Supermajority Vote on all provisions of the Certificate of Incorporation, rather than only on the anti-takeover provisions, could make it difficult for stockholders to alter, amend or repeal the Certificate of Incorporation. Our Board of Directors believes that requiring a Supermajority Vote for the originally intended provisions that could have anti-takeover effects and not other provisions of the Certificate of Incorporation appropriately weighs the enhanced protection of such voting requirement against the disadvantages. With respect to anti-takeover provisions, the Supermajority Vote may encourage persons seeking to acquire the Company to negotiate directly with the Board, thus enabling the Board to consider the proposed transaction in a manner that best serves the interest of our stockholders. For other provisions of our Certificate of Incorporation, however, the Board believes that the voting rights available under the Delaware General Corporation Law (“DGCL”) are sufficient and better allow the Company and its stockholders to effect amendments to the Certificate of Incorporation that they deem desirable and in the best interests of the Company and its stockholders. Upon effectiveness of the Voting Amendment, the alteration, amendment or repeal of any provisions in the Certificate of Incorporation not identified in the Voting Amendment would require the vote specified under the DGCL, which is currently the affirmative vote of a majority of our outstanding shares.

If the Board of Directors determines to effect one of the Voting Amendment by filing the certificate of amendment with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly. Approval of the Voting Amendment will authorize the Board of Directors in its discretion to effectuate or not effect the Voting Amendment. The text of the form of amendments to the Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Voting Amendment is set forth in Appendix B to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Voting Amendment. Approval of the Voting Amendment is not dependent upon approval of the Reverse Stock Splits, and stockholders are being requested to vote on these matters independently.

Effective Date

If the proposed Voting Amendment is approved at the Annual Meeting and the Board of Directors elects to proceed with the Voting Amendment, the Voting Amendment would become effective as of the filing (the “Effective Time”) of the certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.

Discretionary Authority of the Board to Abandon Voting Amendment

The Board reserves the right to abandon the Voting Amendment without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Voting Amendment has been authorized by our stockholders. By voting in favor of the Voting Amendment, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Voting Amendment if it should so decide.

Required Vote

The affirmative vote of the holders of at least 66-2/3% of shares of our capital stock outstanding will be required to approve the Voting Amendment. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. A failure to vote will have the same effect as an “Against” vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

TO RATIFY THE TERMS AND ISSUANCE OF OUR SERIES A PREFERRED STOCK, SERIES D WARRANTS AND SERIES E WARRANTS, AND TO APPROVE THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES A PREFERRED STOCK AND UPON EXERCISE OF THE SERIES D WARRANTS AND SERIES E WARRANTS, INCLUDING SHARES ISSUABLE PURSUANT TO THE ANTI-DILUTION PROVISIONS, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK AND WHICH MAY BE DEEMED TO BE A CHANGE OF CONTROL

Our Board of Directors is asking our stockholders to ratify the terms and issuance of our Series A Preferred Stock, Series D Warrants and Series E Warrants and is seeking the approval of our stockholders under applicable Nasdaq rules with respect to the issuance of 20% or more of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding upon conversion of the Series A Preferred Stock, exercise of the Series D Warrants and exercise of the Series E Warrants, including shares of our Common Stock issuable due to certain adjustments to the conversion price of the Series A Preferred Stock and the exercise price of the Series D Warrants and the Series E Warrants.

Background and Reasons for the Financing

As previously announced, on March 9, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional pre-existing investors (the “Investors”), pursuant to which, on March 11, 2015, we issued and sold an aggregate of 53,846 shares of Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a per share price of $650.00 and (ii) issued warrants (the “Series E Warrants”) to purchase an aggregate of 53,846,000 shares of Common Stock. The issuance and sale of shares of Series A Preferred Stock and the Series E Warrants are collectively referred to herein as the “Financing.”

The Investors also hold certain of our Series D Warrants, which are exercisable for an aggregate of 6,286,023 shares of our Common Stock. The Series D Warrants and the Series E Warrants are collectively referred to herein as the “Warrants.”

Our Board of Directors determined that the Financing was advisable and in our best interest and in the best interest of our stockholders. We entered into the Financing in order to raise funds necessary for general working capital purposes. Upon the closing of the Financing, we raised $35.0 million in proceeds, and may receive up to an additional $52.5 million in proceeds upon the full exercise of the Series E Warrants.

Description of the Series A Preferred Stock

The following is a summary of the terms of the Series A Preferred Stock under the Certificate of Designations, Preferences and Rights of Series A Convertible Participating Preferred Stock that we filed with the Delaware Secretary of State on March 11, 2015 (the “Certificate of Designations”).

Voting. The Series A Preferred Stock is non-voting, except to the extent required by law. However, without the consent of holders of at least a majority of the then outstanding shares of Series A Preferred Stock, we may not: (i) amend or repeal the Certificate of Designations or our certificate of incorporation or bylaws in any manner that adversely affects the rights, preferences, privileges or the restrictions provided for the benefit of, the Series A Preferred Stock; (ii) reclassify or amend any of our securities in a manner that adversely affects the designations, preferences, powers and/or the relative participating, optional or other special rights, or the restrictions provided for the benefit of the Series A Preferred Stock; (iii) authorize, issue or sell any (A) class or series of capital stock (including shares of treasury stock) that would be classified as senior to or pari passu with the Series A Preferred Stock or (B) rights, options, warrants or other securities (including debt securities) convertible into or exercisable or exchangeable for capital stock or any equity security or having any other equity feature, in each case, that would be classified as either senior to or pari passu with the Series A Preferred Stock; (iv) modify in any material way our business; (v) acquire the stock, business or material assets of any person or any business or assets of any person where the consideration payable in connection with such acquisition, when taken together with all other consideration paid in connection with all other acquisitions in the 12 month period preceding the closing date of such acquisition, exceeds $1,000,000; (vi) sell, transfer or encumber any of our capital stock or assets outside the ordinary course of business (other than pursuant to our existing credit facility); (vii) repay, repurchase or redeem any indebtedness except as required pursuant to the terms of such indebtedness; (viii) adopt a shareholders rights plan, or other anti-takeover plan or device; (ix) effect a liquidation or deemed liquidation; (x) hire, terminate, increase the salary of or modify any other material employment terms of any member of our senior management; (xi) incur any indebtedness in excess of $1,000,000 (other than pursuant to our existing credit facility); (xii) enter into any agreement or other obligation which by its terms restricts our ability to perform our obligations under the Certificate of Designations; (xiii) purchase or redeem or pay or declare any dividend on any shares of our capital stock, other than redemptions of or dividends on the Series A Preferred Stock; or (xiv) enter into any agreement to do any of the foregoing that is not expressly made conditional on obtaining the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock.

Dividends. Prior to conversion, each share of Series A Preferred Stock carries a cumulative quarterly dividend at an initial quarterly rate of 2.0% of $650.00 plus all accrued but unpaid dividends thereon, which rate will increase by 2.0% quarterly. If the Board of Directors declares a dividend payable upon the Common Stock, whether in cash, in kind or in other securities or property, the holders of the outstanding shares of Series A Preferred Stock are entitled to the amount of dividends as would be payable in respect of the number of shares of Common Stock into which the shares of Series A Preferred Stock could be converted.

Liquidation. The Series A Preferred Stock ranks senior to the Common Stock with respect to distributions upon our deemed dissolution, liquidation or winding-up and has a per share liquidation preference equal to the greater of (i) $650.00 plus all accrued but unpaid dividends thereon and (ii) such amount as would be payable if such shares were converted into Common Stock immediately prior to such dissolution, liquidation or winding-up.

Conversion. Each share of Series A Preferred Stock is convertible into shares of Common Stock, upon the election of holders of at least a majority of the then outstanding shares of Series A Preferred Stock, only to the extent that such conversion does not trigger a shareholder approval requirement in accordance with Nasdaq listing rules, and thereafter automatically upon obtaining the approval of our stockholders sought by this Proposal 5. The number of shares of Common Stock into which each share of Series A Preferred Stock is convertible is equal to the number obtained dividing (i) the sum of $650.00 and the amount of any accrued but unpaid dividends thereon by (ii) the lesser of $0.65 and the per share trailing volume-weighted average share price of the Common Stock on Nasdaq for the ten trading days ending on the date prior to such conversion, subject to customary anti-dilution adjustments.

Redemption. At any time on or after March 11, 2016, the holders of at least a majority of the then outstanding shares of Series A Preferred Stock may elect to have the Company redeem all or any portion of the Series A Preferred Stock held by such holder at a price per share equal to $650.00 plus the amount of any accrued but unpaid dividends thereon.

Right of First Offer. If the Company proposes to offer or sell any equity or debt securities, or rights, options or warrants to purchase equity securities, or securities that are convertible or exchangeable into or exercisable for equity securities, the Company must first offer to sell such securities to each holder of Series A Preferred Stock.

Description of the Warrants

The Series E Warrants have an exercise price of the lesser of $0.975 per share or a 50% premium on the per share trailing volume-weighted average share price of the Common Stock on Nasdaq for the ten trading days ending on the date prior to the date on which the approval of our stockholders sought by this Proposal 5 is obtained (or, if such approval is not necessary, the earlier of the date on which such Series E Warrant is exercised or December 31, 2015), subject to customary anti-dilution adjustments. The Series E Warrants are exercisable through March 11, 2017.

The Series D Warrants have an exercise price of $1.13 per share, subject to customary anti-dilution adjustments, and are exercisable through August 11, 2019.

Certain of the Warrants are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding Common Stock.

Reasons for Stockholder Approval

Our Common Stock is listed on The Nasdaq Global Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) (the “20% Rule”) requires that an issuer obtain stockholder approval prior to the issuance of common stock if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. The maximum conversion price of the Series A Preferred Stock is less than the greater of the book or market value of our Common Stock immediately before we entered into the Purchase Agreement. In addition, the terms of the Series A Preferred Stock include anti-dilution adjustments that could result in a reduction of the conversion price in the future. In addition, if this Proposal 5 is approved, the issuance of our Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants will exceed 20% of our Common Stock currently outstanding. We seek your approval of this Proposal 5 in order to satisfy the requirements of the 20% Rule with respect to the issuance of the Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants.

In addition, Nasdaq Listing Rule 5635(b) requires prior stockholder approval for issuances of securities that will result in a “change of control” of the issuer (the “Change of Control Rule”). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer. Assuming the full conversion of the Series A Preferred Stock (assuming a conversion ratio of 1,000:1) and full exercise of the Warrants, such securities, in the hands of the Investors, would represent approximately 46% of our outstanding Common Stock (based on 133,107,916 shares of Common Stock outstanding as of March 26, 2015 plus the approximately 113,978,023 additional shares that would be outstanding as a result of such conversion and exercise). Further, each of Larry Feinberg and affiliated entities and Jack W. Schuler and affiliated entities would own in excess of 20% of our outstanding Common Stock. We seek your approval of this Proposal 5 in order to satisfy the requirements of the Change of Control Rule with respect to the issuance of the Common Stock upon conversion of the Series A Preferred Stock and exercise of the Warrants.

The Purchase Agreement requires us to submit this Proposal 5 to our stockholders at the Annual Meeting. Approval of this Proposal 5 will constitute approval pursuant to the 20% Rule and the Change of Control Rule. The information set forth in this Proposal 5 is qualified in its entirety by reference to the actual terms of the Purchase Agreement, the Certificate of Designations, and the form of Series D Warrants and Series E Warrants, attached hereto as Appendices C through F, respectively, and which are incorporated herein by reference. Stockholders are urged to carefully read these documents.

Potential Adverse Effects of the Proposed Amendment

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement. The issuance and sale of the shares of Series A Preferred Stock and Warrants has already occurred and the Purchase Agreement and related agreements are binding obligations on us. The Series A

Preferred Stock will continue to be an authorized class of our capital stock and the terms of the Series A Preferred Stock and Warrants will remain outstanding obligations of ours in favor of the holders of such securities. The failure of our stockholders to approve this Proposal 5 will only mean that we cannot issue all the shares of Common Stock issuable upon the full conversion of the Series A Preferred Stock and the full exercise of the Warrants. Accordingly, we will continue to be required to pay the dividend on the shares of Series A Preferred Stock and we will be required to continue complying with negative covenants that limit our ability to issue securities, incur debt, pay dividends and amend our charter documents, among other things, which could materially adversely impact our operations.

If this Proposal 5 is approved, existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of the shares of Series A Preferred Stock and the exercise of the Warrants. Upon conversion in full of the shares of Series A Preferred Stock (assuming a conversion ratio of 1,000:1) and full exercise of the Warrants, an aggregate of 113,978,023 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of additional shares of Common Stock due to potential future anti-dilution adjustments on the Series A Preferred Stock and Warrants, (ii) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (iii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Required Vote

This Proposal 5 will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted “FOR” such approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 5.

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed BDO USA, LLP (“BDO”), independent registered accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2015 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has been the Company’s Independent Registered Public Accounting Firm since October 2014. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of BDO USA, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes count as votes “FOR” this Proposal 6.

Principal Accountant Fees and Services

From September 2010 through September 2014, the Company engaged Deloitte & Touche LLP as the Company’s independent accountants. Effective October 6, 2014, the Audit Committee approved the dismissal of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years and through October 2014 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Deloitte’s audit reports on the Company’s financial statements for each of the past two fiscal years in the period ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Since October 2014, the Company has engaged BDO USA, LLP as its independent accountants. The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2013 and December 31, 2014 by both firms.

	Fiscal Year Ended (in thousands)	Fiscal Year Ended (in thousands)
	2014	2013
BDO USA, LLP
Audit Fees	$604.0	$—
Audit-related Fees	—	—
Tax Fees	—	—
All other Fees	—	$—
Deloitte & Touche LLP
Audit Fees	$372.0	$630.0
Audit-related Fees	—	80.0
Tax Fees	—	—
All Other Fees	$2.0	$2.2

Total Fees	$979.0	$712.2

All fees described above were approved by the Audit Committee.

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered by BDO and Deloitte: (i) for the audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting and reviews of the Company’s unaudited condensed consolidated interim financial statements for fiscal years 2014 and 2013, (ii) review of the Registration Statement on Form S-8, the Registration Statement on Form S-3 and the Prospectus Supplement filed by the Company with the SEC during fiscal year 2013.

Audit-Related Fees

Fees for audit-related services that are not categorized as audit fees.

Tax Fees

There were no tax services rendered by BDO or Deloitte.

All Other Fees

All other fees consist of the aggregate fees for professional services rendered by BDO and Deloitte other than those described above. Fees for professional services amounts included fees for accounting library software.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, BDO USA, LLP. The policy generally pre-approves specified services in the defined categories of audit services and audit-related services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by BDO USA, LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A “FOR” VOTE IN FAVOR OF PROPOSAL 6.

EXECUTIVE OFFICERS

Our executive officers and their respective ages and positions as of March 27, 2015 are as follows:

Name	Age	Position
Cary G. Vance	49	Chief Executive Officer, President and Director
Robert Cathcart	54	Senior Vice President of Global Sales
Joseph Guido	49	Senior Vice President, Marketing and Business Development
Christopher P. Lowe	48	Interim Chief Financial Officer and Director
Brian Sheahan	49	Vice President, Regulatory, Clinical and Quality Affairs
William Sutton	51	Chief Operating Officer

Set forth below is a brief description as of March 27, 2015 of the business experience of all executive officers other than Mr. Vance and Mr. Lowe, who are also directors and whose business experience is set forth above in Proposal One “Election of Directors.”

Robert Cathcart joined Hansen in January 2013 as Senior Vice President of Global Sales. Prior to joining Hansen, Mr. Cathcart served as the Chief Commercial Officer of HyperBranch Medical Technology, a surgical medical device company, from October 2011 until April 2012. From April 2009 to August 2011, he served as the President and CEO of FlowCo, Inc./3DT Holdings, a privately-held medical device company focused on interventional cardiology. From 2001 to 2009, Mr. Cathcart worked at Datascope Corporation (acquired by Maquet); where he served as the Division President and Vice President of Sales in the Cardiac Assist Division, and later the President of the Interventional Products Division. Mr. Cathcart has also led the sales functions of Promedix Inc., Bard Access Systems and MedChem Products. He began his career at Davis + Geck, where he served as a sales representative, global training manager, regional manager, and eventually area director of the endo-surgery division. Mr. Cathcart holds a Bachelor of Arts degree from DePauw University.

Joseph Guido joined Hansen in April 2012 as Vice President, Marketing & Business Development. Mr. Guido was promoted to Senior Vice President, Marketing & Business Development in January 2015. Prior to joining Hansen, from July 2011 to November 2011, Mr. Guido served as the President of Heartstitch Medical, a medical devices company. From May 2006 to October 2010, Mr. Guido was Vice President of Sales and Marketing at Novare Surgical Systems, Inc., a privately-held medical device company that developed innovative products for minimally invasive surgery. Previous to Novare, he was the Director of Global Strategic Marketing for Abbott Vascular Devices’ vessel closure business, and Vice President of Global Marketing at Intuitive Surgical, a public medical device company specializing in surgical robotic systems. Mr. Guido has a Bachelor of Science degree in Business Administration from Villanova University and a Master’s degree in Business Administration from Pepperdine University.

Brian Sheahan joined Hansen in October 2014 as Vice President of Clinical, Regulatory and Quality Affairs. Mr. Sheahan has over 25 years of experience in the medical device field. From April 2006 to October 2014, he served as Senior Vice President of Clinical and Regulatory Affairs and Quality Assurance for Direct Flow Medical, Inc, a company focused on developing heart valve technologies.

William Sutton joined Hansen in December 2012 as Chief Operating Officer. Mr. Sutton has over 25 years of product development and manufacturing experience in the medical technology industry. Prior to joining the Company, Mr. Sutton served in increasingly senior positions at St. Jude Medical over the past ten years, including most recently as Vice President of Research and Development of the Atrial Fibrillation (“AF”) Division since September 2006. Earlier in his tenure at St. Jude Medical, he served as Vice President of Program Management and Site Manager of the AF Division and as Director for research and development for the Cardiac Surgery Division. Prior to St. Jude Medical, Mr. Sutton held executive management positions in research and development and manufacturing at Vascular Solutions, Urologix and C.R. Bard. Mr. Sutton began his career as a development engineer in the Diagnostics Division of Abbott Labs, and holds a B.S. and M.S. in mechanical engineering from Stanford University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock and preferred stock as of March 23, 2015 by: (i) each director and nominee for director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our common stock.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percent of Total
5% Stockholders:
Larry Feinberg and affiliated entities(2) c/o Oracle Partners, L.P. 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	26,790,481	19.99%

Jack W. Schuler and affiliated entities(3) 28161 North Keith Drive Lake Forest, IL 60045	28,078,963	19.99%

Matthew Strobeck and Birchview Capital, LP(4) c/o Birchview Capital, LP 688 Pine Street, Suite D Burlington, VT 05401	6,853,944	5.15%

Named Executive Officers and Directors:
Bruce J Barclay(5)	211,286	*

Marjorie L. Bowen(6)	206,606	*

Michael L. Eagle(7)	138,750	*

Kevin Hykes(8)	828,101	*

Christopher P. Lowe(9)	348,750	*

Dr. Stephen L. Newman(10)	301,361	*

William Rohn(11)	347,100	*

Jack W. Schuler(3)	26,749,852	19.99%

Nadim Yared(12)	137,472	*

Robert Cathcart(13)	205,448	*

Joseph Guido(14)	398,865	*

Peter J. Mariani(15)	43,435	*

William Sutton(16)	261,976	*

Cary G. Vance(17)	75,000	*

All directors and executive officers as a group (15 persons)(18)	30,294,631	22.42%

*	Represents less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders, and Schedules 13G and Form 4s, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares outstanding on March 23, 2015, adjusted as required by rules promulgated by the SEC. Shares of common stock subject to options and/or restricted stock units outstanding as of March 23, 2015 that were then exercisable or are exercisable within 60 days of March 23, 2015 are deemed outstanding for computing the percentage of beneficial ownership of the person holding such options and/or restricted stock units but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(2)	Based on a Schedule 13D/A filed with the SEC on March 12, 2015. Includes 19,158,358 shares owned by Oracle Partners, LP. (“Partners”), 3,411,446 shares owned by Oracle Institutional Partners, L.P. (“Institutional Partners”), 5,453,079 shares owned by Oracle Ten Fund Master, L.P. (“Ten Fund”), 39,500 shares owned by The Feinberg Family Foundation (the “Foundation”), 190,500 shares owned by Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”) and 226,598 shares owned by Larry N. Feinberg. Oracle Investment Management, Inc., as the investment manager of Ten Fund and the Retirement Plan, may be deemed to have shared voting and dispositive power over 5,643,579 shares, Oracle Associates, LLC, as the general partner of Partners, Institutional Partners and Ten Fund, may be deemed to have shared voting and dispositive power over 26,790,481 shares and Mr. Feinberg, due to his respective relationships with the entities listed above, may be deemed to have shared voting and dispositive power over an additional 26,563,883 shares. As disclosed in the Schedule 13D/A, the foregoing beneficial ownership calculations do not include shares of common stock that may be acquired by the such reporting persons (i) upon the conversion of certain shares of Series A Preferred Stock and (ii) upon the exercise of certain Series D Warrants and Series E Warrants, since such reporting persons’ shares of Series A Preferred Stock, Series D Warrants and Series E Warrants may not be converted or exercised, as applicable, to the extent such conversion or exercise would cause the holder of such securities (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates) to beneficially own more than 19.99% of the common stock then outstanding. According to the Schedule 13D/A, assuming full conversion of the Series A Preferred Stock and full exercise of the Series D Warrants and Series E Warrants, the reporting persons will acquire beneficial ownership of 38,072,545 additional shares of common stock in the aggregate. Mr. Feinberg serves as the managing member of Oracle Associates, LLC, the general partner of Partners and Institutional Partners, and accordingly, may be deemed to be the indirect beneficial owner of the shares beneficially owned by Partners and Institutional Partners. Mr. Feinberg is the sole shareholder, director and president of Oracle Investment Management, Inc., which serves as investment manager to Ten Fund and the Retirement Plan, and accordingly, may be deemed to be the beneficial owner of the shares beneficially owned by Ten Fund and the Retirement Plan. Mr. Feinberg is the trustee of the “Foundation” and has the sole power to direct the voting and disposition of the Shares in Foundation and accordingly, may be deemed to be the indirect beneficial owner of the shares. Mr. Feinberg disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein.

(3)	Based on a Schedule 13D/A filed with the SEC on March 26, 2015. Includes 5,319,769 shares owned by Jack W. Schuler, 20,721,828 shares owned by the Schuler Family Foundation, certain shares of common stock that may be acquired by the Schuler Family Foundation upon the exercise of certain Series D Warrants and Series E Warrants, 16,000 shares owned by Renate Schuler and 41,111 shares that Mr. Schuler has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. As disclosed in the Schedule 13D/A, the foregoing beneficial ownership calculations do not include shares of common stock that may be acquired by the Schuler Family Foundation (i) upon the conversion of certain shares of Series A Preferred Stock and (ii) upon the exercise of certain Series D Warrants and Series E Warrants, since such reporting persons’ shares of Series A Preferred Stock, Series D Warrants and Series E Warrants may not be converted or exercised, as applicable, to the extent such conversion or exercise would cause the holder of such securities (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates) to beneficially own more than 19.99% of the common stock then outstanding. Mr. Schuler and Mrs. Schuler disclaim any beneficial interest in any of the shares owned by the Schuler Family Foundation.

(4)	Based on a Schedule 13G filed with the SEC on March 19, 2015 by Birchview Capital, LP, a Delaware limited partnership (“Birchview LP”) and Matthew Strobeck. Birchview LP reported that it and

Mr. Strobeck have shared power to vote or to direct the vote and to dispose or to direct the disposition of 6,853,944 shares of our common stock and that Birchview LP serves as the investment manager of Birchview Fund LLC. Birchview Capital GP, LLC, a Delaware limited liability company (the “General Partner”), is the general partner of Birchview LP. Matthew Strobeck is manager of the General Partner

(5)	Based on a Form 4 filed with the SEC on February 25, 2014. Mr. Barclay’s role as our Chief Executive Officer ended on February 28, 2014.

(6)	Includes 132,346 shares and warrants exercisable for up to an aggregate of 13,705 held by Ms. Bowen. Also includes 60,555 shares that Ms. Bowen has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 19,455 shares that are not exercisable within 60 days of March 23, 2015.

(7)	Includes 112,500 shares that Mr. Eagle has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015.

(8)	Includes 701,101 shares and warrants exercisable for up to an aggregate of 7,000 shares held by Mr. Hykes or the Hykes Family 2013 Irrevocable Trust. Also includes 120,000 shares that Mr. Hykes or the Hykes Family 2013 Irrevocable Trust has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015.

(9)	Includes 306,250 shares that Mr. Lowe has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015.

(10)	Includes 193,861 shares and warrants exercisable for up to an aggregate of 20,000 shares held by Dr. Newman. Also includes 87,500 shares that Dr. Newman has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 2,500 shares that are not exercisable within 60 days of March 23, 2015.

(11)	Includes 230,000 shares and warrants exercisable for up to an aggregate of 24,600 shares held by William R. Rohn and Mary Jane Rohn Family Trust dated August 12, 1999. Also includes 92,500 shares that the William R. Rohn and Mary Jane Rohn Family Trust dated August 12, 1999 has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015.

(12)	Includes 46,972 shares and warrants exercisable for up to an aggregate of 3,000 shares held by Mr. Yared. Also includes 87,500 shares that Mr. Yared has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 2,500 shares that are not exercisable within 60 days of March 23, 2015.

(13)	Includes 201,561 shares that Mr. Cathcart has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 605,537 shares or restricted stock units that are not exercisable within 60 days of March 23, 2015.

(14)	Includes 376,560 shares that Mr. Guido has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 710,651 shares or restricted stock units that are not exercisable within 60 days of March 23, 2015.

(15)	Based on a Form 4 filed with the SEC on February 27, 2014. Mr. Mariani’s role as our Chief Financial Officer ended on June 10, 2014.

(16)	Includes 236,976 shares that Mr. Sutton has the right to acquire upon the exercise of stock options within 60 days of March 23, 2015. Excludes 1,126,284 shares or restricted stock units that are not exercisable within 60 days of March 23, 2015.

(17)	Mr. Vance commenced employment as our President and Chief Executive Officer on May 23, 2014. Excludes 2,721,499 options and restricted stock units that are not exercisable within 60 days of March 23, 2015.

(18)	Includes 2,032,497 issuable upon exercise of warrants, stock options or settlement of restricted stock unites within 60 days of March 23, 2015. Excludes 5,188,426 warrants, shares or restricted stock unites that are not exercisable within 60 days of March 24, 2015. Numbers exclude entities affiliated with Jack W. Schuler. See footnote (3) above regarding limitations on shares of common stock that may be acquired by Mr. Schuler and his affiliated entities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Hykes, Mr. Weinstein and Mr. Mariani each filed a late Form 4 on one occasion.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This section discusses our executive compensation policies and arrangements as they related in 2014 to Messrs. Vance, Barclay, Lowe, Cathcart, Mariani, Guido and Sutton, whom we also refer to as our “named executive officers” or “NEOs”. The following discussion should be read together with the compensation tables and related disclosures set forth below.

Objectives of Hansen Medical’s Executive Compensation Program

We develop, manufacture and sell a new generation of medical robotics designed for accurate positioning, manipulation and stable control of catheters and catheter-based technologies. Our initial products were developed for the field of electrophysiology (EP) and first commercialized in 2007, and we subsequently expanded our catheter-based robotics technology into the field of vascular disease. Our flexible robotics system for peripheral vascular markets received regulatory clearance for sale in Europe in October 2011 and in the United States in June 2012.

Because our success, like that of many technology companies, is significantly influenced by the quality of our workforce, our goals are to attract and retain talented employees, maintain an executive compensation program that will fairly compensate those individuals and reward them for achieving, and incent them to achieve our business objectives, and align employees’ interests with those of our stockholders.

2014 Compensation Overview

Our named executive officers’ compensation consists of a combination of base salary, short-term incentives and long-term equity compensation, in addition to broad-based employee benefit programs and severance protection. With limited exceptions, we generally do not provide perquisites to our named executive officers. Each of these compensation elements is described in greater detail below.

In determining the amount and mix of compensation elements, our Board of Directors and Compensation Committee have historically relied on their judgment and experience in a rapidly changing business environment, rather than on rigid guidelines. While this experience and judgment continues to play an important role, in preparation for making 2014 compensation decisions, our Board of Directors and Compensation Committee undertook a review of the compensation of our executive officers and compared it to comparable market data from the 2013 Radford Global Technology Survey (the Radford Survey). The compensation of our Chief

Executive Officer and Chief Financial Officer was also compared to the 50th percentile of the peer group data described below. This analysis revealed that the total compensation levels (consisting of base salary, target short-term incentives and long-term equity incentives) of our named executive officers approximated the 50th percentile of the Radford Survey data and the 50th percentile of the peer group data, with base salaries and short-term incentives generally at or below the 50th percentile of the Radford Survey and peer group data and long-term incentives generally at or above the 50th percentile of the Radford Survey and peer group data.

We generally view the 50th percentile of the Radford Survey and peer group data (with respect to our Chief Executive Officer and Chief Financial Officer) as guidelines against which to compare the compensation of our named executive officers, in order to establish a compensation program that is likely to attract and retain employees. However, we may determine a higher or lower percentile is appropriate for an employee, based on relevant factors that include the employee’s years of experience and performance. We also believe that assigning a higher weighting to long-term equity incentives should help align officers’ interests with the long-term interests of our stockholders. Although our Board of Directors and Compensation Committee believe it is useful to review comparative data as a reference point, they do not set compensation at a specific benchmark. In addition, we have no formal policies or guidelines for allocating compensation between short- and long-term incentives or cash and non-cash compensation, although we have typically relied more heavily on long-term, equity-based incentives to motivate, incentivize and retain our executive officers.

Role of the Board and Compensation Committee

The Compensation Committee of our Board of Directors administers and oversees our compensation policies, plans and programs. It reviews and makes recommendations to our Board of Directors regarding the compensation of our Chief Executive Officer and the compensation of our non-employee directors, and it reviews and approves the compensation of our other executive officers.

During their respective deliberations and in reaching decisions related to compensation matters, our Board of Directors and Compensation Committee consider such matters as they deem appropriate, including our financial and operating performance, the specific responsibilities, achievements and anticipated future contributions of our executive officers, the alignment of interests between our executive officers and our stockholders, the performance of our common stock and our ability to attract and retain qualified individuals.

Role of the Chief Executive Officer

For executive compensation decisions, including decisions relating to the grant of equity awards, the Compensation Committee typically considers the recommendations of our Chief Executive Officer as manager of our executive team, and our Chief Executive Officer generally participates in the Compensation Committee’s deliberations about executive compensation matters. Our Chief Executive Officer does not participate, and is not present, in the deliberation or determination of his own compensation.

Role of Compensation Consultants and Advisors

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it. In accordance with this authority and as described in the “Compensation Committee Processes and Procedures” section above, in 2014 the Compensation Committee retained Compensia, an independent compensation consultant, to assist the Compensation Committee in its deliberations on compensation payable to our named executive officers. The Compensation Committee also considered input from Compensia on compensation payable to non-employee members of our Board of Directors. Compensia does not provide any services to management. However, the Company pays the cost for Compensia’s services.

The nature and scope of services provided by Compensia in 2014 included:

•	developing a peer group for use in executive compensation analysis;

•	providing advice regarding best practices and market trends in executive compensation;

•	assisting with the design of our equity compensation program, and other executive compensation arrangements, as needed; and

•	preparing for and attending Compensation Committee meetings, as requested by our Compensation Committee.

Use of Peer Group and Comparative Data

As part of the 2014 compensation process, our Board of Directors and Compensation Committee, with input from Compensia, established a peer group that it used in evaluating compensation for our Chief Executive Officer and Chief Financial Officer and other named executive officers. The peer group included similar publicly traded medical technology companies operating in a comparable market for executive talent and meeting specified financial criteria. Companies included revenues and market capitalization of a magnitude that our Board of Directors and Compensation Committee felt were appropriate for comparison. The companies include the eight companies from our 2013 peer group and ten additional companies in 2014 to broaden the available pool of peer company information. The complete peer group consists of:

Accuray Incorporated	Atrion Corporation

AtriCure, Inc.	Baxano Surgical

Cardica, Inc.	Cardiovascular Systems, Inc.

CryoLife, Inc.	Cutera, Inc.

GenMark Diagnostics, Inc.	Harvard Bioscience, Inc.

LeMaitre Vascular, Inc.	Misonix, Inc.

Spectranetics, Inc.	Stereotaxis, Inc.

SurModics, Inc.	Theragenics Corporation

Uroplasty, Inc.	Vascular Solutions, Inc.

Our Compensation Committee also reviewed compensation data provided by the Radford Survey for technology companies in the San Francisco Bay Area in evaluating compensation for all executive officers. We generally view the 50th percentile of the competitive market data as the relevant guideline against which to compare the compensation of our named executive officers, in order to establish a compensation program that is likely to attract and retain employees. However, we may determine a higher or lower percentile is appropriate, based on relevant factors that include the employee’s years of relevant experience and performance. We also believe that assigning a higher weighting to long-term equity incentives should help align officers’ interests with the long-term interests of our stockholders. However, although our Board of Directors and Compensation Committee believe it is useful to review comparative data as a reference point, they do not set compensation at a specific benchmark. In addition, we have no formal policies or guidelines for allocating compensation between short- and long-term incentives or cash and non-cash compensation, although we have typically relied more heavily on long-term, equity-based incentives to motivate, incentivize and retain our executive officers.

Stockholder Non-Binding Advisory Vote on Executive Compensation

More than 98% of the shares voted at our April 2014 annual meeting of stockholders were in favor of the compensation of our named executive officers. In light of strong stockholder support, our Compensation Committee has made no significant changes to the structure of our named executive officers’ compensation programs. In addition, as we evaluated our compensation practices throughout fiscal year 2014, we were mindful of the strong support our shareholders expressed for our compensation practices and policies. As a result, our Compensation Committee decided to retain our general approach to executive compensation for fiscal year 2014.

Compensation Elements

Base Salary. The base salaries paid to our named executive officers are designed to attract and retain a high quality, stable management team by providing a base level of compensation that generally is not subject to performance risk. Our named executive officers’ base salaries reflect the scope of their responsibilities, taking into account competitive market compensation paid by other medical device companies for similar positions, and are adjusted as necessary to recruit or retain specific individuals for certain positions. We generally review the base salaries of our named executive officers in December of each fiscal year in connection with a review of their performance, with any increase effective as of January 1 of the following year.

Base salaries for Messrs. Vance, Lowe, Cathcart and Sutton were determined at the time of their hire for their current roles, which was May 2014, June 2014, January 2013, and December 2012, respectively. Their initial base salaries were the product of negotiation at the time they were hired, and ultimately determined at the discretion of the Compensation Committee, taking into account Radford Survey data, market information provided by executive recruiters and the relative base salaries of our other executive officers.

Base salaries for our named executive officers for our fiscal year 2014 were:

Named Executive Officer	2013 Base Salary	2014 Base Salary Effective 1/1/2014		Percentage Increase
Mr. Vance	N/A	$450,000	*	N/A
Mr. Barclay	$481,010	$481,010		0%
Mr. Lowe	N/A	$435,000	**	N/A
Mr. Mariani	$292,005	$300,765		3%
Mr. Cathcart	$240,000	$254,616		6%
Mr. Guido	$241,500	$248,745	***	3%
Mr. Sutton	$275,000	$358,000	****	30%

*	Mr. Vance. Mr. Vance became the CEO of the Company on May 23, 2014. Under his offer letter, Mr. Vance’s initial annual base salary was $450,000.

**	Mr. Lowe. On February 14, 2014, we entered into an employment letter agreement with Mr. Lowe, to serve as our Interim Chief Executive Officer. Pursuant to the agreement, Mr. Lowe received a monthly salary of $64,134.67. On June 10, 2014, our Board of Directors appointed Mr. Lowe as our interim Chief Financial Officer. Mr. Lowe received a monthly salary of $36,250.

***	Mr. Guido. In December 2014, Mr. Guido was promoted to Senior Vice President, Marketing and Business Development. The Compensation Committee approved a 3% annual merit increase and a 7% promotion increase, effective January 1, 2015.

****	Mr. Sutton. In January 2014, Mr. Sutton received a 3% annual merit increase. In May 2014, our Compensation Committee approved an amendment to the retention agreement with Mr. Sutton, pursuant to which Mr. Sutton received a 26.4% salary increase and the right to earn a lump-sum cash bonus of $50,000 on each of September 30, 2014, March 31, 2015, September 30, 2015 and March 31, 2016 subject to Mr. Sutton remaining continuously employed by us through each such date.

Annual Incentive Compensation. Our annual incentive compensation program is designed to reward our management team for achieving, or achieving progress toward, discrete goals with a time horizon of one year or less. For sales employees (including Mr. Cathcart), our commission plan (as further described below) provides cash-based incentives that reward employees in direct proportion to the volume and value of goods, products and services sold.

2014 Bonus Program

Under his offer letter, Mr. Vance was eligible for a target incentive bonus of up to 60% of his base salary for fiscal year 2014, which bonus amount was not pro-rated for partial year service during 2014 and was guaranteed to be at least $190,000.

Mr. Lowe, as part of his employment agreement to serve as Chief Executive Officer, and later as Interim Chief Financial Officer, agreed to forego a bonus opportunity for 2014.

In February 2014, we granted Mr. Guido a retention bonus of $49,749, or 20% of his 2014 base salary and we granted Mr. Cathcart a retention bonus of $49,410, or 20% of his 2014 base salary. Messrs. Guido and Cathcart both earned the retention bonuses described above by for remaining continuously employed through the 90th day after Mr. Vance commenced employment as the Company’s CEO. Amounts received under the retention program were creditable against Messrs. Cathcart and Guido’s cash bonuses earned under the 2014 Bonus Program.

Seventy-five percent of the cash bonus granted to our other named executive officers were subject to the achievement of fifteen weighted company-wide performance goals for 2014, which our Board of Directors approved in December 2013 and which are described below, while the remaining twenty-five percent were subject to the achievement of departmental goals, which our Board of Directors approved in December 2013 and which are described below.

The table below shows each named executive officer’s target bonus as a percentage of base salary.

Named Executive Officer	Target Bonus Opportunity as a Percentage of Base Salary
Mr. Vance	60%
Mr. Barclay	50%
Mr. Lowe	N/A
Mr. Mariani	40%
Mr. Cathcart	10%
Mr. Guido	35%
Mr. Sutton	40%

Corporate Goals

The company-wide performance goals included six objectives related to commercial goals, seven related to research and development goals and two operational goals. These goals applied to all of our named executive officers:

Weighting
Commercial Goals

1. Specified number of annual sales including but not limited to annual sales of Magellan Systems and Robotic Systems in the U.S. and outside the U.S.	35%

2. Specified number of annual robotic procedures and vascular procedures performed per certified system per quarter	15%

Research and Development Goals

3. Regulatory clearance of the Magellan 6Fr catheter in the U.S. and Europe, and the Magellan System and related accessories in the U.S.	20%

4. Publication of Magellan data, completion of studies and achievement of enrollment goals	20%

Operational Goals

5. Achieve targets for gross margin and cash balance as of December 31	10%

Goal Achievement

While we hoped to achieve all of the goals described above, they were intended to be stretch goals that drive value for us, requiring cross-functional support from throughout the Company. Our Board of Directors and Compensation Committee determined that a total of 27.5% of the goals were fully or partially achieved for 2014, resulting in each of our named executive officers earning a portion of the bonuses related to the achievement of company-wide goals.

Mr. Vance’s payout under the 2014 Bonus Plan included a guaranteed minimum of $190,000, which was more than Mr. Vance earned under the final scoring as approved by the Board of Directors. Mr. Sutton received a payout commensurate with the scoring of company and his departmental goals, as scored by the Board of Directors. Messrs. Guido and Cathcart, received no 2014 bonus payments as a result of the earned 2014 bonus payment being less than the amounts received by Messrs. Guido and Cathcart in August 2014 as retention bonuses. Mr. Lowe was not eligible to earn or receive a bonus payout related to the achievement of company-wide or departmental goals. Messrs. Barclay and Mariani were no longer with the company and thus were not eligible to earn or receive a bonus payout related to the achievement of company-wide or departmental goals.

Departmental Goals

Twenty-five percent of the bonuses for each of Messrs. Mariani, Cathcart, Guido and Sutton were subject to vesting based on achievement of departmental milestones related to their functional areas of responsibility. These departmental goals, described below, are intended to set objective milestones which the Company strives to achieve in the given year.

Finance, Information Technology, Legal Affairs and Human Resources (Mr. Mariani). Mr. Mariani’s finance goals included obtaining board approval for a financing strategy through 2016, transitioning certain finance reporting and investor relations functions from outside vendors to departmental personnel, expanded analyst coverage, implementation of certain software and systems related to enterprise performance management. His information technology goals included implementation of business continuity plans, achievement of cost reduction initiatives and implementation of a scheduled system upgrade. Legal affairs goals included transitioning certain reporting and investor relations functions from outside vendors to departmental personnel, further expansion of our intellectual property portfolio, implementation of a contracts management process and achievement of cost reduction initiatives. The human resources goals included formalizing and centralizing the recruiting process and decreasing expense for outside recruitment services, implementing an employee training development program and identifying a new benefit insurance broker to limit the rate of premium increases. On June 18, 2014, we entered into a separation agreement with Mr. Mariani, pursuant to which, among other things, Mr. Mariani received payment of a retention bonus opportunity in the amount of $60,153.04.

U.S. Commercial Operations and EMEA (Mr. Cathcart). Mr. Cathcart’s commercial operations departmental goals related to a specified number of systems, catheter, procedure and pipeline targets for each region, completion of a specified number of clinical cases the development and implementation of a CRM software system. Our Board of Directors and Compensation Committee determined that the goal achievement for the department was 32.5% for 2014.

Marketing and Business Development (Mr. Guido). Mr. Guido’s departmental goals related to a specified number of annual sales, product launch planning and implementation of the Magellan 6Fr catheter, completion of a specified number of clinical cases, a specified number of data publications on the Magellan System, the creation and execution of certain marketing campaigns, and an increase in customer awareness, as determined by survey data. Our Board of Directors and Compensation Committee determined that the goal achievement for the department was 60% for 2014.

Research and Development, Engineering and Manufacturing (Mr. Sutton). Mr. Sutton’s research and development and engineering departmental goals related to the commercial release of the Magellan 6Fr catheter, and other specified Magellan Systems and accessories and systems development. His manufacturing goals included meeting the forecasted systems and catheter shipment requirements, certain systems cost reduction targets, increased productivity and quality. Our Board of Directors and Compensation Committee determined that the goal achievement for the two departments was 71% and 83%, respectively for 2014.

Commissions

During 2014, our sales employees, including Mr. Cathcart, were eligible to earn cash commissions. Mr. Cathcart’s 2014 commission opportunity was based on sales of our products both within and outside of the U.S. His commission opportunity with respect to robotic systems was 1.0% of orders up to a specified 2014 base revenue target and 2.0% of orders above such target. In addition, Mr. Cathcart was eligible to receive a 0.5% commission on CoHesion™ upgrades. Base revenue is defined as all systems, sales and new service contracts (including CoHesion upgrades) which are booked and shipped in the month.

Mr. Cathcart was also eligible for quarterly bonuses based on the global number of clinical procedures performed using our catheters in our robotic system and global catheter sales targets. No quarterly bonus was earned unless at least 90% of the applicable target was met. With respect to both the procedure and catheter sale bonuses, the quarterly bonus amount was $1,875 if 90-94% of the applicable target was achieved, $2,344 at 95-99% of target, $3,125 at 100-109% of target and $3,594 at 110% or more of target.

The commission opportunities for Mr. Cathcart are included in the 2014 Grants of Plan-Based Awards Table. The actual commissions earned by Mr. Cathcart pursuant to these arrangements are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Additionally, during 2014, Mr. Guido earned a spot bonus in connection with the sale of systems in Japan. The Compensation Committee approved a 3.5% commission on August 14, 2014. The actual commission earned by Mr. Guido, $50,000, is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Long-Term Equity-Based Incentive Awards

Our long-term equity compensation has historically consisted primarily of stock options. The Committee views stock options as an important component of executive compensation as they give our executive officers a continuing stake in our long-term success by allowing them to participate in the appreciation of our common stock while accepting personal accountability for our financial results. Because the exercise price of our stock options is equal to the fair market value of our common stock on the date of grant, the option grant will provide a return only if our common stock appreciates over the option term. Additionally, stock options provide a means of enhancing the retention of those executives, inasmuch as they are subject to vesting over an extended period of time. The Committee has also awarded restricted stock units (or RSUs) and performance stock units (or PSUs) as an additional element of compensation. In 2014, we hired Compensia to evaluate our long-term equity-based incentive awards. This review was intended to ensure ongoing alignment of the company’s compensation program with the company’s strategic objectives and maintain a strong link between executive compensation and company performance. Following this review, which was completed with assistance from Compensia, the Committee approved executive equity grants that consisted of a mix of stock options, restricted stock units (RSUs) and performance based stock units (PSUs).

The size of each award was determined at the discretion of the Board of Directors and Compensation Committee, after considering historical ongoing equity awards granted to our officers and the percentage ownership of the Company as a whole of each officer, as well as Radford Survey data and peer group data with respect to similar long-term equity-based incentive programs. The right to receive a specified number of shares of our common stock at no cost to the employee provided the employee remains employed by us when the RSUs vest. As a result, RSUs retain some value even if our stock price declines or does not appreciate significantly and help reduce dilution as typically the number of shares subject to an RSU award is smaller than the number of shares subject to an option.

Each employee typically receives an initial stock option grant at commencement of employment, and additional grants are generally considered on an annual basis. Initial stock option awards to newly hired employees are generally granted effective on the last trading day of the calendar month in which an employee commences employment with us (or, if later, the last trading day of the calendar month in which our Board of Directors or our Compensation Committee approves the grant). Twenty-five percent of the shares subject to such initial option vests on the first anniversary of the date of hire and thereafter 1/48th vests on a monthly basis over the next three years of service. Retention awards typically follow the same vesting schedule as initial stock option grants (in the case of options) or vest quarterly over four years from the date of grant (in the case of RSUs). The resulting overlapping vesting schedules from these awards, together with the number of shares subject to each award, help ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time.

The size of the initial stock option grant is typically based in part on competitive conditions applicable to the individual’s position and is designed to offer executives a percentage ownership in the company as a whole. These ranges are recommended by management, based in part on the Radford Survey and peer group data, and are approved by our Compensation Committee. When establishing the size of the initial stock option grants to our named executive officers and subsequent awards, our Board of Directors and Compensation Committee consider the size of awards held by our other officers, the individual’s performance, potential for future retention, responsibility and promotion, competitive compensation data from the Radford Survey and the peer group, level of contribution, industry experience, and other factors they deem relevant. The relative weight given to these factors varies among individuals at the discretion of the Board of Directors and Compensation Committee.

Messrs. Mariani, Guido, Cathcart and Sutton each received options and PSUs in the first quarter of 2014. Fifty percent of the PSUs shall vest, if at all, in the first quarter of 2016 following determination of the Company’s revenues for the fiscal year 2015. The other fifty percent of the PSUs shall vest, if at all, in the first quarter of 2017 following determination of the Company’s revenues for fiscal year 2015. Mr. Mariani was granted an option to purchase 125,000 shares of our common stock and 74,627 PSUs, Mr. Guido was granted an option to purchase 62,500 shares of our common stock and 37,313 PSUs, Mr. Cathcart was granted an option to purchase 112,500 shares of our common stock and 67,164 PSUs and Mr. Sutton was granted an option to purchase 112,500 shares of our common stock and 67,164 PSUs.

In addition, in December of 2014, Messrs. Vance, Guido, Cathcart and Sutton received grants as part of their long-term equity-based incentive awards. Twenty-five percent of the shares subject to such options vest on the first anniversary of the effective date of grant and 1/48th thereafter on a monthly basis over the next three years of service. Mr. Vance was granted an option to purchase 438,596 shares of our common stock, Mr. Guido was granted an option to purchase 292,398 shares of our common stock, Messrs. Cathcart and Sutton were granted options to purchase 438,596 shares of our common stock each.

2014 Retention Equity Awards

In December 2014, Messrs. Vance, Guido, Cathcart and Sutton received retention option awards to recognize the long-term retention objectives and to match the timeline for company performance objectives. Twenty percent of the shares subject to such options vest twenty-four months after the effective date of the grant, 30% of the shares subject to such options vest thirty-six months after the effective date of the grant, and the remaining 50% of the shares subject to such options vest forty-eight months after the effective date of the grant. Mr. Vance was granted an option to purchase 575,000 shares of our common stock, Mr. Guido was granted an option to purchase 145,000 shares of our common stock, Mr. Cathcart was granted an option to purchase 205,000 shares of our common stock, and Mr. Sutton was granted an option to purchase 235,000 shares of our common stock.

2014 New Hire Equity Awards

In connection with his commencement of employment in 2014, Mr. Vance was granted three equity awards: (1) an option to purchase that number of shares of our common stock having an aggregate Black-Scholes value on his first date of employment of $950,000, of which 25% percent of the options will vest after 12 months of continuous employment, and the balance will vest in equal monthly installments over the next 36 months of continuous employment; (2) restricted stock units representing a number of shares of our common stock equal to $570,000 divided by the average closing price of our common stock during the month of April 2014, of which 25% percent of the restricted stock units will vest on June 1, 2015 and an additional 6.25% of the restricted stock units will vest on March 1st, June 1st, September 1st and December 1st of each year thereafter (provided Mr. Vance remains in continuous employment through each such vesting date); and (3) PSUs. The PSUs granted to Mr. Vance represent the number of shares of our common stock equal to $380,000 divided by the average closing price of our common stock during the month of April 2014 (the “On-Target PSUs”) and will vest based on the achievement of both our fiscal year 2015 revenue target (the “Performance Condition”) and Mr. Vance’s continued employment through applicable vesting dates. In addition to the On-Target PSUs, Mr. Vance will be granted additional restricted stock units equal to 50% of the On-Target PSUs that he will be eligible to vest in if the Performance Condition is exceeded and Mr. Vance’s employment continues through the applicable vesting dates. Each equity award will be granted outside of our 2006 Equity Incentive Plan, but will generally be subject to the same terms and conditions as apply to options and awards granted under that plan, as applicable.

On February 14, 2014, we entered into an employment letter agreement with, Mr. Lowe, to serve as our Interim Chief Executive Officer. Pursuant to the agreement, Mr. Lowe was granted an option to purchase 120,000 shares of our common stock which vested in equal monthly installments over six months of continuous employment. On June 10, 2014, our Board of Directors appointed Mr. Lowe as our interim Chief Financial Officer. Mr. Lowe was granted an option to purchase 75,000 shares of our common stock with an exercise price equal to the fair market value of our common stock on the grant date which vested in equal monthly installments over six months of continuous employment as Interim Chief Financial Officer.

In both cases, these grants were the product of negotiations at the time they were hired and ultimately determined at the discretion of the Compensation Committee, taking into account their total compensation packages, historical new-hire equity awards granted to other officers, the relative size of equity awards held by our other executive officers and the Radford Survey data.

Severance Benefits

Our named executive officers are eligible for severance payments and vesting acceleration benefits pursuant to written retention agreements. We believe that severance protection is necessary to attract officers to us and important for the retention of these officers. In particular, these arrangements are intended to mitigate some of the risks that exist for executives working at a smaller public company and therefore help attract and retain qualified executives who could have other job alternatives at companies that appear less risky to them.

In March 2013, our Compensation Committee adopted a new form of retention agreement, effective for use with executive officers hired on or after January 1, 2013 (including Mr. Cathcart but excluding our Chief Executive Officer). Pursuant to the revised form of retention agreement, severance benefits are reduced for executive officers who have not completed at least 12 months of continuous service with us, unless the termination of employment occurs within 12 months after a change in control of our company.

On March 3, 2014, we entered into a separation agreement with Mr. Barclay in connection with the end of his employment with us on February 28, 2014. Pursuant to the Separation Agreement and Mr. Barclay’s retention agreement with us dated May 26, 2010, Mr. Barclay received (i) a lump sum payment of $481,010, which is equal to twelve months of his most recent base salary; and (ii) payment of his and, if applicable his dependents’, COBRA premiums for up to twelve months following the termination of his employment. The separation agreement also provided that Mr. Barclay’s outstanding options (to the extent vested as of his employment termination date) remained exercisable for an additional three months beyond the period specified in the applicable stock option agreements. We have also agreed in the Separation Agreement to use our commercially reasonably efforts to purchase a tail insurance policy for Mr. Barclay providing insurance for him for claims that would be covered by the Company’s directors and officers insurance but for policy limits, with such tail policy having a limit of not less than $5,000,000 and a policy term of at least five years from the date Mr. Barclay ceased to be a member of our board of directors.

In May 2014, our Compensation Committee approved an amendment to the retention agreement with Mr. Cathcart. If Mr. Cathcart’s employment is terminated without cause or if he resigns for good reason, he will be eligible to receive salary continuation payments for 12 months, the payment by us of COBRA premiums for himself and his eligible dependents for up to 12 months and, under certain circumstances, a prorated target bonus payable ratably during the severance period.

Pursuant to his May 2014 offer letter, we entered into a retention agreement with Mr. Vance. Pursuant to the retention agreement, in the event that Mr. Vance’s employment is terminated without cause or he resigns for good reason, he will be eligible for the following severance benefits: (1) a lump sum severance payment equal to twelve months’ worth of his then-current base salary, (2) to the extent not already paid, he will remain eligible to receive a bonus payment for the prior fiscal year (if applicable), (3) payment of his and his dependents’ COBRA premiums for up to twelve months and (4) if the termination occurs within three months prior to or within 12 months after a change in control, full acceleration of any unvested equity awards subject to time-based vesting then held by him. All of the foregoing severance benefits would be contingent on Mr. Vance’s execution of a release of claims and his resignation as a member of our Board.

On June 18, 2014, we entered into a separation agreement Mr. Mariani pursuant to the separation agreement and Mr. Mariani’s retention agreement with us dated May 31, 2011, Mr. Mariani received: (i) severance payments in the aggregate amount of $150,382.68, equal to six months of Mr. Mariani’s most recent base salary; (ii) payment of a retention bonus opportunity in the amount of $60,153.04; and (iii) payment of his and, if applicable, his dependents’ COBRA premiums for up to six months following the termination of his employment.

A summary of the material terms of the severance arrangements with our named executive officers, together with a quantification of the payments and benefits under these arrangements, may be found in the section of this proxy statement entitled “Potential Payments Upon Termination or Change in Control.”

In addition, pursuant to our 2006 Equity Incentive Plan, all of our employees’ equity awards will fully vest if they are not continued or replaced by an acquirer in connection with a change in control. We believe this protection is appropriate to keep our executives and employees focused on our business rather than on the potential risks they may perceive if we are acquired. At the same time, this provision allows an acquirer to maintain the incentive and retention value inherent in our equity awards by continuing them after a change in control.

Perquisites and Other Personal Benefits

Except as necessary to attract, retain or incentivize specific individuals, we generally do not provide perquisites or other personal benefits to our named executive officers other than those available to employees generally.

Pursuant to his May 2014 offer letter, Mr. Vance is provided a housing and relocation allowance of $15,000 per month during the first twelve months of Mr. Vance’s employment in order to assist him in relocating to the San Francisco Bay Area and we agreed to pay up to $5,000 in outside legal fees incurred by Mr. Vance in negotiating his employment offer. Additionally, we agreed to pay Mr. Vance an amount up to $100,000 for the actual loss, if any, that Mr. Vance incurs on the sale of his primary residence.

In February 2014, we entered into an employment letter agreement with Mr. Lowe, to serve as our Interim Chief Executive Officer. Pursuant to the agreement, Mr. Lowe was reimbursed for his reasonable travel expenses as well as for temporary living expenses. In June 2014, we appointed Mr. Lowe as our interim Chief Financial Officer. Mr. Lowe will continue to be reimbursed for his reasonable travel expenses as well as for temporary living expenses.

Because Mr. Cathcart’s position as Senior Vice President of Global Sales involves significant travel, we offer him a monthly car allowance of $600.

Executive Officer Stock Ownership Guidelines

Our Board of Directors believes that our executive officers should have a significant financial stake in our company to help align their interests with those of our stockholders and to promote sound corporate governance. In December 2013, our Board of Directors (upon recommendation of our Compensation Committee) adopted stock ownership guidelines providing that each executive officer should own shares or certain share equivalents with a value equal to at least (i) the officer’s base salary, in the case of our chief executive officer and (ii) one-half of the officer’s base salary, in the case of all other executive officers. Executive officers have five years from the later of (i) December 11, 2013, or (ii) the date such individual commenced service as an executive officer to achieve this ownership level. Thereafter, compliance will be measured annually. At its discretion, our Board of Directors may waive this requirement if an executive officer would otherwise incur a hardship.

Financial Restatement

Our Compensation Committee has not adopted a policy on whether or not we will make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed if and when a need actually arises, when all of the facts regarding any such restatement are known.

Tax and Accounting Effects

We consider the impact of federal tax laws in developing and implementing our compensation programs, including Section 162(m) of the Internal Revenue Code. However, to maintain flexibility in compensating officers in a manner designed to promote varying corporate and governance goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. In particular, the deductibility of certain equity awards issued under our 2006 Equity Incentive Plan to our named executive officers may be limited. Our Board of Directors and Compensation Committee have and may continue to approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section 162(m) if it determines that such action is appropriate and in our best interests. In addition, although we have not typically tailored our executive compensation program to achieve particular accounting results, our Compensation Committee considers the impact of the accounting treatment of stock-based awards when we make compensation decisions.

Compensation Committee Report(1)

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) contained in this proxy statement with management. Based on our Compensation Committee’s review of, and the discussions with management with respect to, the CD&A, our Compensation Committee on March 26, 2015 recommended to the Board of Directors that the CD&A be included in this proxy statement.

From the members of our Compensation Committee:

William Rohn, Chairman

Kevin Hykes

Jack Schuler

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Hansen Medical under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Summary Compensation Table

The following summary compensation table shows, for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014, information regarding the compensation awarded to, earned by or paid to our Chief Executive Officer, former Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer, and three other executive officers. We refer to these officers as our “named executive officers.”

Name and Principal Position	Year	Salary ($)			Bonus ($)		Option Awards ($)(1)		Stock Awards ($)(2)			Non-Equity Incentive Plan Compensation ($)			All Other Compensation ($)		Total ($)
Cary G. Vance(3)	2014		$272,727		$190,000	(4)		$1,462,560		—			—		$212,500	(5)		$2,137,787
President and Chief Executive Officer

Bruce J Barclay(6)	2014		$136,132					—		—			—		$481,010			$617,142
Former President and Chief Executive Officer	2013 2012	$ $	481,010 467,000				$ $	428,576 841,673	$ $	151,321 161,788	(7)		— —		— —		$ $	1,060,907 1,470,461

Christopher P. Lowe(8)	2014		$467,904					$303,600		—			—		—			$771,504
Interim Chief Financial Officer and Former Interim Chief Executive Officer

Peter J. Mariani(9)	2014		$141,840					—		—			—		$210,533			$352,373
Former Chief Financial Officer	2013		$292,005					$214,288		$74,462			—		—			$580,755
	2012		$277,200					$382,842		$61,170			—		$51,894			$773,106

Robert Cathcart	2014		$247,200		$49,440			$534,246		$101,149	(7)		$118,936	(10)	$7,200	(11)		$1,058,171
Senior Vice President of Global Sales	2013		$230,000					$417,587		$16,575			$59,564		—			$723,726

Joseph Guido	2014		$248,745		$49,749			$337,524		$60,876	(7)		$50,000	(12)	—			$746,894
Senior Vice President, Marketing & Business Development	2013 2012	$ $	241,500 172,500				$ $	107,144 688,502	$ $	53,885 32,445		$	— 45,128		— —		$ $	402,529 938,575

William Sutton	2014		$333,083	(13)	$86,962			$549,546		$109,578	(7)		—		$50,000	(14)		$1,129,169
Chief Operating Officer	2013		$275,000					—		$53,551			—		$110,000			$438,551

(1)	The amounts in this column represent the aggregate grant date fair value of option awards or stock awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 2 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 16, 2015 for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)	The amounts in this column reflect the dollar amount of restricted stock units (RSUs) and performance stock units (PSUs) awarded to the officer in the applicable fiscal year.

(3)	Mr. Vance’s employment with us began on May 23, 2014.

(4)	2014 bonus amount represents minimum guarantee of $190,000 pursuant to Mr. Vance’s employment letter agreement.

(5)	Represents a housing and relocation allowance of $112,500. Pursuant to his letter agreement with us, Mr. Vance must repay all of the allowance that he receives if he voluntarily resigns his employment within 12 months of his employment commencement date and 50% of the amount he receives if he voluntarily resigns his employment within 24 months of his employment commencement date. Amount represents $100,000 of actual loss protection in the event Mr. Vance sells his current primary residence on or before May 23, 2015.

(6)	Mr. Barclay’s employment with us terminated on February 28, 2014.

(7)	Amount reflects the probable achievement of performance conditions applicable to performance-contingent restricted stock units (PSUs) granted to the officers. The maximum grant date fair value of these awards, assuming all of the milestones had been achieved, was $187,314 for Mr. Mariani, $168,582 for Mr. Cathcart, $93,656 for Mr. Guido and $168,582 for Mr. Sutton.

(8)	Mr. Lowe’s employment as our interim Chief Executive Officer began on February 9, 2014 and ended on May 23, 2014. Mr. Lowe became our interim Chief Financial Officer on June 10, 2014. Includes compensation that Mr. Lowe received as non-executive director in 2014 prior to February 9, 2014.

(9)	Mr. Mariani’s role as our Chief Financial Officer ended on June 10, 2014.

(10)	Amount represents $118,936 from commissions pursuant to our sales commission plan, as described in greater detail in “Compensation Discussion and Analysis.”

(11)	Amount reflects automobile allowance.

(12)	Amount represents a spot bonus paid in the form of a 3.5% sales commission approved by the Compensation Committee in August, 2014 related to the sale of systems in Japan.

(13)	Mr. Sutton entered into a retention agreement on May 12, 2014 pursuant to which Mr. Sutton received a 26.4% salary increase and the right to earn a lump-sum cash bonus of $50,000 on each of September 30, 2014, March 31, 2015, September 30, 2015 and March 31, 2016 subject to Mr. Sutton remaining continuously employed by us through each such date.

(14)	Represents housing and relocation allowance. Pursuant to his letter agreement, Mr. Sutton must repay 50% of the amount received if he voluntarily resigns his employment within 24 months of his employment commencement date.

2014 Grants of Plan-Based Awards

The following table sets forth certain information regarding each plan-based award granted to our named executive officers during the fiscal year ended December 31, 2014. Except as otherwise indicated in the footnotes below, all of the equity awards described below were made under our 2006 Equity Incentive Plan. For a description of the vesting acceleration applicable to the stock options and stock units granted to our named executive officers, see the section of this proxy statement entitled “Potential Payments Upon Termination or Change in Control.”

Name	Grant Date	Date of Board or Compensation Committee Approval		Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)					Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold ($)		Target ($)		Maximum ($)	Threshold (#)	Target (#)(1)
Mr. Vance	5/23/14	4/29/14	(3)	—		—		—	—	—	851,915	$1.40	$945,626
Mr. Vance	12/8/14	12/8/14	(4)	—		—		—	—	—	438,596	$0.65	$223,684
Mr. Vance	12/9/14	12/8/14	(5)	—		—		—	—	—	575,001	$0.645	$293,250
Mr. Lowe	2/25/14	2/11/14	(6)(7)	—		—		—	—	—	120,000	$2.30	$219,600
Mr. Lowe	6/11/14	6/11/14	(8)	—		—		—	—	—	75,000	$1.41	$84,000
Mr. Mariani	2/25/14	2/11/14	(6)	—		—		—	—	—	125,000	$2.30	$228,902
Mr. Mariani	2/11/14	2/11/14	(9)	—		—		—	49,751	74,627	—	—	$0
Mr. Cathcart	2/11/14	2/11/14		—		—		—	44,776	67,164	—	—	$101,149	(10)
Mr. Cathcart	2/25/14	2/11/14	(6)	—		—		—	—	—	112,500	$2.30	$206,012
Mr. Cathcart	12/8/14	12/8/14	(4)	—		—		—	—	—	438,596	$0.65	$223,684
Mr. Cathcart	12/9/14	12/8/14	(5)	—		—		—	—	—	205,000	$0.645	$104,550
Mr. Cathcart				—		$155,000	(11)	—	—	—	—	—	—
Mr. Cathcart				$1,875	(12)	$25,000		$28,752	—	—	—	—	—
Mr. Cathcart				$1,875	(13)	$25,000		$28,752	—	—	—	—	—
Mr. Guido	2/11/14	2/11/14		—		—		—	24,875	37,313	—	—	$60,876	(10)
Mr. Guido	2/25/14	2/11/14	(6)	—		—		—	—	—	62,500	$2.30	$114,451
Mr. Guido	12/8/14	12/8/14	(4)	—		—		—	—	—	292,398	$0.65	$149,123
Mr. Guido	12/9/14	12/8/14	(5)	—		—		—	—	—	145,000	$0.645	$73,950
Mr. Sutton	2/11/14	2/11/14		—		—		—	44,776	67,164	—	—	$109,578	(10)
Mr. Sutton	2/25/14	2/11/14	(6)	—		—		—	—	—	112,500	$2.30	$206,012
Mr. Sutton	12/8/14	12/8/14	(4)	—		—		—	—	—	438,596	$0.65	$223,684
Mr. Sutton	12/9/14	12/8/14	(5)	—		—		—	—	—	235,000	$0.645	$119,850

(1)	The PSUs were granted to our named executive officers on February 11, 2014 as part of long-term equity based incentive awards as described in “Compensation Discussion and Analysis.” The amounts shown reflect target performance if all of the performance and service goals are achieved. Assuming performance and service goals are met, PSUs vests 50% on second anniversary of the grant date. The remaining 50% vests upon the third anniversary of the grant date.

(2)	The amounts in this column represent the aggregate grant date fair value of stock awards or option awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 16, 2015, for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards.

(3)	Option granted to Mr. Vance outside our 2006 Equity Plan. Option vests over four years of service from May 23, 2014, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(4)	Option vests over four years of service from December 8, 2014, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(5)	Option vests over four years of service from December 9, 2014, with 20% vesting upon completion of two years of service, 30% additional vesting upon completion of three years of service, and the remaining 50% vesting upon completion of four years of service.

(6)	Pursuant to our general policy of not granting stock options when our officers and directors are precluded from trading under our insider trading policy, the option was granted effective as of the first trading day when our officers and directors were permitted to sell shares under our insider trading policy.

(7)	Option vests over six months and is fully vested as of December 31, 2014.

(8)	Option vests over six months and is fully vested as of December 31, 2014.

(9)	Mr. Mariana left the company on June 10, 2014 and will not vest any shares of the PSU.

(10)	In accordance with SEC rules, the grant date fair value of an award subject to a performance condition is based on the probable outcome of the condition.

(11)	Reflects Mr. Cathcart’s commission opportunity based on sales of our robotic systems, as described in greater detail in “Compensation Discussion and Analysis.” The amount shown in the target column is based on achievement of target sales. No “threshold” or “maximum” applies to this award.

(12)	Reflects Mr. Cathcart’s bonus opportunity based on sales of our catheters, as described in greater detail in “Compensation Discussion and Analysis.” The amount shown in the “threshold” column reflects the minimum bonus payable for a single quarter if 90% of the target number of catheters were sold for that quarter in a single region during the third or fourth quarter of our 2014 fiscal year. The amount shown in the “target” column reflects the amount payable if the target number of catheters were sold in all four quarters. The amount shown in the “maximum” column reflects the amount payable if 110% or more of the target number of catheters were sold in all four quarters.

(13)	Reflects Mr. Cathcart’s bonus opportunity based on the number of clinical procedures performed, as described in greater detail in “Compensation Discussion and Analysis.” The amount shown in the “threshold” column reflects the minimum bonus payable for a single quarter if 90% of the target number of procedures were performed for that quarter in a single region during the third or fourth quarter of our 2014 fiscal year. The amount shown in the “target” column reflects the amount payable if the target number of procedures were performed in all four quarters. The amount shown in the “maximum” column reflects the amount payable if 110% or more of the target number of procedures were performed in all four quarters.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Barclay(3)	—		—	—	—	—	—	—	—
Mr. Vance	0	(4)	851,915	$1.40	5/23/24	—	—	—	—
Mr. Vance	0	(5)	438,596	$0.65	12/8/24	—	—	—	—
Mr. Vance	0	(6)	575,000	$0.645	12/9/24	—	—	—	—
Mr. Mariani(7)	—		—	—	—	—	—	—	—
Mr. Cathcart	137,499	(8)	162,501	$2.16	2/27/20	—	—	—	—
Mr. Cathcart	0	(5)	438,596	$0.65	12/8/24	—	—	—	—
Mr. Cathcart	0	(6)	205,000	$0.645	12/9/24	—	—	—	—
Mr. Cathcart	0	(9)	112,500	$2.30	2/25/24	—	—	—	—
Mr. Cathcart								67,164	$37,612
Mr. Guido	166,665	(10)	83,335	$3.16	4/29/19	—	—	—	—
Mr. Guido	125,000	(11)		$2.18	11/11/19	—	—	—	—
Mr. Guido	32,812	(12)	42,188	$2.22	3/13/20	—	—	—	—
Mr. Guido	0	(5)	292,398	$0.65	12/8/24	—	—	—	—
Mr. Guido	0	(6)	145,000	$0.65	12/9/24	—	—	—	—
Mr. Guido	0	(9)	62,500	$2.30	2/25/24	—	—	—	—
Mr. Guido								37,313	$20,895
Mr. Lowe	31,250	(13)	—	$7.76	9/20/16	—	—	—	—
Mr. Lowe	10,000	(14)	—	$17.15	6/18/15	—	—	—	—
Mr. Lowe	10,000	(15)	—	$4.88	6/16/16	—	—	—	—
Mr. Lowe	10,000	(16)	—	$2.13	6/14/17	—	—	—	—
Mr. Lowe	10,000	(17)	—	$2.67	6/14/18	—	—	—	—
Mr. Lowe	10,000	(18)	—	$2.49	5/24/19	—	—	—	—
Mr. Lowe	30,000	(19)	—	$1.72	5/29/20	—	—	—	—
Mr. Lowe	120,000	(20)	—	$2.30	2/25/24	—	—	—	—
Mr. Lowe	75,000	(21)	—	$1.41	6/10/24	—	—	—	—
Mr. Sutton	175,000	(22)	175,000	$2.08	12/9/19	—	—	—	—
Mr. Sutton	0	(5)	438,596	$0.65	12/8/24	—	—	—	—
Mr. Sutton	0	(6)	235,000	$0.645	12/9/24	—	—	—	—
Mr. Sutton	0	(9)	112,500	$2.30	2/25/24	—	—	—	—
Mr. Sutton	—		—	—	—	—	—	67,164	$37,612

(1)	Computed in accordance with SEC rules as the number of unvested units multiplied by the closing price of our common stock on the last trading day of the 2013 fiscal year, which was $0.56 on December 31, 2014. The actual value realized by the officer depends on whether the units vest and the future performance of our common stock.

(2)	The PSUs were granted to our named executive officers on February 11, 2014 as part of long-term equity based incentive awards as described in “Compensation Discussion and Analysis.” The amounts shown reflect target performance if all of the performance and service goals are achieved. PSUs vests 50% on second anniversary of the grant date. The remaining 50% vests upon the third anniversary of the grant date.

(3)	Mr. Barclay’s employment with us terminated on February 28, 2014. As of December 31, 2014, Mr. Barclay did not hold any exercisable options.

(4)	Option vests over four years of service from May 23, 2014, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(5)	Option vests over four years of service from December 8, 2014, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(6)	Option vests over four years of service from December 9, 2014, with 20% vesting upon completion of two years of service, 30% additional vesting upon completion of three years of service, and the remaining 50% vesting upon completion of four years of service.

(7)	Mr. Mariani’s employment with us terminated on June 10, 2014. As of December 31, 2014, Mr. Mariani did not hold any exercisable options.

(8)	Option vests over four years of service from January 16, 2013, with 25% vesting upon completion of one year of service and in equal monthly installments thereafter.

(9)	Option vests over four years of service from February 25, 2014, with 25% vesting upon completion of one year of service and in equal monthly installments thereafter.

(10)	Option vests over four years of service from April 2, 2012, with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

(11)	Represents the vested portion of a retention-based option granted to Mr. Guido on November 12, 2012.

(12)	Option vests in equal monthly installments over 48 months of service following March 4, 2013.

(13)	Represents the vested portion of an option granted to Mr. Lowe on September 21, 2006 in connection with his service on the board.

(14)	Represents the vested portion of an option granted to Mr. Lowe on June 19, 2008 in connection with his service on the board.

(15)	Represents the vested portion of an option granted to Mr. Lowe on June 17, 2009 in connection with his service on the board.

(16)	Represents the vested portion of an option granted to Mr. Lowe on June 15, 2010 in connection with his service on the board.

(17)	Represents the vested portion of an option granted to Mr. Lowe on June 15, 2011 in connection with his service on the board.

(18)	Represents the vested portion of an option granted to Mr. Lowe on May 25, 2012 in connection with his service on the board.

(19)	Represents the vested portion of an option granted to Mr. Lowe on May 30, 2015 in connection with his service on the board.

(20)	Represents the vested portion of an option granted to Mr. Lowe on February 25, 2014 in connection with his service as Interim Chief Executive Officer.

(21)	Represents the vested portion of an option granted to Mr. Lowe on June 11, 2015 in connection with his service as Interim Chief Financial Officer.

(22)	Option vests over four years of service from December 12, 2012 with 25% vesting upon completion of one year of service and in 36 equal monthly installments thereafter.

2014 Option Exercises and Stock Vested

The following table shows the stock options exercised and the vesting of RSUs held by our named executive officers during the 2014 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mr. Vance	—	—	—	—
Mr. Barclay	2,426,632	$1,212,005	64,173	$147,598
Mr. Lowe	—	—	—	—
Mr. Mariani	—	—	34,763	$79,955
Mr. Cathcart	—	—	6,766	$15,562
Mr. Guido	—	—	24,027	$55,262
Mr. Sutton	—	—	24,483	$56,311

(1)	Computed based on the fair market value of our common stock on the vesting date minus the exercise or base price multiplied by the number of shares exercised.

(2)	Computed in accordance with SEC rules based on the fair market value of our common stock on the vesting date multiplied by the number of units vested and does not necessarily reflect proceeds received by the officer.

Separation Agreements

On March 3, 2014, we entered into a separation agreement with Mr. Barclay (“Barclay Separation Agreement”), our former President and Chief Executive Officer, in connection with the end of his employment with the Company on February 28, 2014. Pursuant to the Barclay Separation Agreement and Mr. Barclay’s retention agreement with the Company dated May 26, 2010, Mr. Barclay received a lump sum payment of $481,010, which is equal to twelve months of his current base salary, and payment of his and, if applicable, his dependents’ COBRA premiums for twelve months following the termination of his employment. The Barclay Separation Agreement also provided that Mr. Barclay’s outstanding options (to the extent vested as of his employment termination date) remained exercisable for an additional three months beyond the period specified in the applicable stock option agreements. We also agreed in the Barclay Separation Agreement to use our commercially reasonably efforts to purchase a tail insurance policy for Mr. Barclay providing insurance for him for claims that would be covered by the Company’s directors and officers insurance but for policy limits, with such tail policy having a limit of not less than $5,000,000 and a policy term of at least five years from the date Mr. Barclay ceased to be a member of our board of directors.

On June 18, 2014, we entered into a separation agreement with Mr. Mariani (“Mariani Separation Agreement”), our former Chief Financial Officer, in connection with the end of his employment with the Company on June 10, 2014. Pursuant to the Mariani Separation Agreement and Mr. Mariani’s retention agreement with the Company dated May 31, 2011, Mr. Mariani received: (i) severance payments in the aggregate amount of $150,382.68, equal to six months of Mr. Mariani’s most recent base salary; (ii) payment of a retention bonus opportunity in the amount of $60,153.04; and (iii) payment of his and, if applicable, his dependents’ COBRA premiums for up to six months following the termination of his employment.

Messrs. Barclay and Mariani’s employment with the Company terminated prior to December 31, 2014. As a result, Messrs. Barclay and Mariani are excluded from the discussion in the section entitled “Potential Payments Upon Termination or Change-in-Control” below.

Potential Payments Upon Termination or Change-in-Control

Our named executive officers, except Mr. Lowe, are party to retention agreements which entitle them to the severance payments and benefits described below.

Pursuant to his retention agreement, if we terminate Mr. Vance’s employment without cause or he resigns for good reason, he will be entitled to a lump-sum cash severance payment equal to 12 months of his base salary, payment of his COBRA premiums for up to 12 months and any earned but unpaid portion of his incentive bonus for the prior year. In the event that we terminate Mr. Vance’s employment without cause or he resigns for good reason, in either case within 3 months prior to, or 12 months after, our change in control, Mr. Vance will be entitled to full acceleration of his equity awards.

Pursuant to their respective retention agreements, Mr. Cathcart is entitled to cash severance equal to 12 months of base salary, all bonuses earned through the date of termination and payment of COBRA premiums for up to 12 months if we terminate his employment without cause or he resigns for good reason and each of Messrs. Guido and Sutton are entitled to cash severance equal to 6 months of base salary, all bonuses earned through the date of termination and payment of COBRA premiums for up to 6 months if we terminate their employment without cause or the officer resigns for good reason. In the event that we terminate the officer’s employment without cause or the officer resigns for good reason, in either case within 12 months after our change in control, the officer will also be entitled to a prorated annual target bonus and full acceleration of outstanding equity awards.

All of the severance payments and benefits described above are contingent on the officer’s executing a general release of claims against us and, in the case of Mr. Vance, his resignation from our Board of Directors.

All of our employees, including our named executive officers, also receive payment for accrued but unused vacation in the event of any termination of employment.

The following definitions are used in the retention agreements with our named executive officers:

“Cause” means an intentional unauthorized use or disclosure of our confidential information or trade secrets which causes material harm to us, a material breach by the officer of any agreement with us, a material failure to comply with our written policies or rules, the officer’s conviction of or plea to a felony, the officer’s gross negligence or willful misconduct, or the officer’s continued failure to perform assigned duties after receiving written notification of such failure from our Board of Directors.

“Change in Control” means a transaction or series of transactions in which any person acquires more than 50% of our voting stock, a change in a majority of our directors over a two-year period (excluding any new director whose nomination for election is approved by two-thirds of the existing directors), or a merger or asset sale unless our stockholders continue to own a majority of the voting stock of the resulting corporation and no one person or group owns 50% or more of the voting stock of the resulting corporation.

“Good Reason” means a material diminution in the officer’s authority, duties or responsibilities; a material change in the geographic location at which the officer must perform services for us and the following changes in the officer’s compensation: a material diminution in base salary other than in connection with certain across-the-board reductions in the compensation of the Company’s senior management (Mr. Vance) and a material diminution in the officer’s base salary and target bonus other than in connection with certain across-the-board reductions in the compensation of the Company’s senior management (Messrs. Cathcart, Guido and Sutton). With respect to Mr. Vance, “Good Reason” also includes a requirement that he report to anyone other than the Board of Directors or the Chief Executive Officer of a successor company or our breach of Mr. Vance’s employment agreement or retention agreement. The officer must provide us with written notice of the good reason condition within 90 days after it comes into existence, after which we will have 30 days to cure the good reason condition. If we do not cure the good reason condition, the officer may resign within 180 days following the initial existence of the good reason condition.

The following table estimates, with respect to our named executive officers (other than Messrs. Barclay and Mariani, whose employment with the Company terminated prior to December 31, 2014 as described above in the section entitled “Separation Agreements”), the amount of compensation and benefits payable to each of our named executive officers under the agreements described above, assuming a termination of employment occurred on December 31, 2014.

Benefits and Payments upon Termination	Termination without Cause or resignation for Good Reason prior to, or more than 12 months after, a Change in Control	Termination without Cause or resignation for Good Reason within 12 months after a Change in Control(1)
Mr. Vance
Compensation:
Salary	$450,000	$450,000
Bonus	$270,000	$270,000
Accelerated vesting(1)(2)	$—	$—
Benefits and perquisites:
Health care(3)	$15,978	$15,978
Total:	$735,978	$735,978
Mr. Cathcart
Compensation:
Salary	$247,200	$247,200
Bonus	$24,720	$24,720
Accelerated vesting(2)	—	$37,612
Benefits and perquisites:
Health care(3)	$15,978	$15,978
Total:	$287,898	$325,510
Mr. Guido
Compensation:
Salary	$124,373	$124,373
Bonus	$43,531	$43,531
Accelerated vesting(2)	—	$20,895
Benefits and perquisites:
Health care(3)	—	$—
Total:	$167,904	$188,799
Mr. Sutton
Compensation:
Salary	$179,000	$179,000
Bonus	$71,600	$71,600
Accelerated vesting(2)	—	$37,612
Benefits and perquisites:
Health care(3)	$10,140	$10,140
Total:	$260,740	$298,352

(1)	The acceleration of vesting for Mr. Vance includes the full acceleration of his equity awards within 3 months prior to, or within 12 months following a change in control.

(2)	Because all of the options held by these named executive officers have exercise prices greater than $0.56 per share, the closing price of our common stock on December 31, 2014 (the last trading day in 2014), no value was assigned to the acceleration of our named executive officers’ options. In the case of stock units, the value of vesting acceleration was calculated by multiplying the number of unvested stock units (including all performance stock units that were outstanding but unvested as of December 31, 2014) by $0.56, the closing price of our common stock on December 31, 2014.

(3)	Represents the cost of the executive’s monthly health care premiums (consisting of dental, medical and vision coverage) under COBRA for the severance period based on the rates in effect on December 31, 2014. For our fiscal year 2014, Mr. Guido opted out of all health care plans offered by Hansen.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2014:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	9,180,169	(1)	$1.62	(2)	3,130,609	(3)
Equity compensation plans not approved by security holders	851,915	(4)	$1.40		—

Total	10,032,084		$1.60		3,130,609

(1)	Includes 8,338,878 shares issuable upon exercise of outstanding options.

(2)	Does not take into account restricted stock units, which have no exercise price.

(3)

On January 1st of each year, the number of authorized shares under (a) the 2006 Equity Incentive Plan automatically increases by a number of shares equal to the lesser of (i) 3,500,000 shares, (ii) 4% of the outstanding shares on December 31st of the preceding calendar year, and (iii) such other lesser number as determined by the Board of Directors and (b) the 2006 Employee Stock Purchase Plan automatically increases by a number of shares equal to the lesser of (i) 2% of the outstanding shares on December 31st of the preceding calendar year, (ii) 750,000 shares of common stock, and (iii) such other lesser number as determined by the Board of Directors.

(4)	On May 23, 2014 we granted an option to Mr. Vance, our President and CEO, to purchase 851,915 shares of the Company’s Common Stock, 25% of which will vest after 12 months of continuous employment, and the balance of which will vest in 36 successive equal monthly installments thereafter (the “Inducement Option”).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Person Transactions Policy and Procedures

We have a written Related-Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board of Directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and each significant stockholder. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee look at, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Hansen and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Certain Related-Person Transactions

The following is a summary of transactions since January 1, 2014 in which the amount in the transaction exceeded $120,000, and in which any of our executive officers, directors or 5% stockholders at the time of the transaction had or will have a direct or indirect material interest, other than equity and other compensation, termination, change-in control and other arrangements which are described under the section entitled “Compensation Discussion and Analysis.”

2014 Warrant Exchange. In August 2014, we entered into an agreement with certain warrantholders to cancel and exchange an aggregate of 10,221,173 of the Company’s outstanding Series B Warrants with an exercise price of $1.50 per share and an aggregate of 10,221,173 of the Company’s outstanding Series C Warrants with an exercise price of $2.00 per share. In exchange, we issued warrants to purchase an aggregate of 26,728,369 shares of the Company’s common stock in two tranches — Series B/C Exchange Warrants and Series D Warrants, in each case with an exercise price of $1.13 per share (subject to adjustment as set forth in each such warrant). The Series B/C Exchange Warrants were subject to a mandatory exercise within 14 days of issuance.

2015 Financing. In March 2015, we entered into an agreement with certain existing stockholders pursuant to which we (i) issued and sold an aggregate of 53,846 shares of Series A Preferred Stock at a per share price of $650.00 and (ii) issued Series E Warrants to purchase an aggregate of 53,846,000 shares of common stock. Upon the closing of the financing, the Company raised $35.0 million in proceeds.

The table below sets forth the number of warrants to purchase shares of common stock exchanged by and issued to our directors, executive officers and 5% stockholders and their affiliates in the 2014 warrant exchange, and the number of shares of Series A Preferred Stock and Series E Warrants issued to such persons in the 2015 financing.

Warrantholder	Aggregate Warrants Surrendered	Aggregate Exchange Warrants Issued	Series A Preferred Stock Issued	Series E Warrants Issued
Oracle Partners, LP	4,656,852	6,088,835	12,308	12,308,000
Oracle Institutional Partners, L.P.	652,724	853,436	2,308	2,308,000
Oracle Ten Fund Master, L.P.	1,171,866	1,532,216	3,846	3,846,000
Schuler Family Foundation	7,488,188	9,790,806	23,077	23,077,000
Marjorie L. Bowen	44,566	58,271	—	—
Hykes Family 2013 Irrevocable Trust	22,764	29,764	—	—
Stephen L. Newman, M.D.	65,040	85,040	—	—
William R. Rohn and Mary Jane Rohn Family Trust dated August 12, 1999	80,000	104,600	—	—
Nadim Yared	9,756	12,756	—	—

Total	14,191,756	18,555,724	41,539	41,539,000

See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the entities described above and elsewhere in this section.

Investor Rights Agreement. In connection with our March 2015 financing, we entered into a Second Amended and Restated Investor Rights Agreement with certain holders of our common stock and warrants to purchase our common stock, including certain of our directors and 5% stockholders. Pursuant to this agreement, we granted such stockholders certain registration rights in connection with the common stock and warrants to purchase common stock purchased by them in private placements. Additionally, pursuant to the agreement and as was required under the prior Amended and Restated Investor Rights Agreement, we agreed to nominate Mr. Schuler or any other person nominated by Mr. Schuler and reasonably acceptable to us if he is unavailable, for so long as the Schuler Family Foundation (or an affiliate thereof) continues to beneficially own at least 50% of the shares and warrants initially issued to it in the private placement transaction. See the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information about Mr. Schuler and the Schuler Family Foundation.

Indemnification of Officers and Directors. We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. In addition, the indemnification agreements provide that so long as we maintain a directors and officers’ insurance policy, parties to our indemnification agreements will be covered by such directors and officers insurance. Our indemnification agreements with our non-employee directors have provided that upon their resigning as a non-employee director or the expiration of their term as a non-employee director, we will use commercially reasonable efforts to purchase a tail insurance policy providing liability insurance for the non-employee director for claims that would be covered by directors’ and officers’ insurance but for the policy limits of such insurance, with such tail insurance having an aggregate policy limit of not less than $5 million and a policy term of at least five years from the date the non-employee director ceases to be a director.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Sincerely,

Cary G. Vance President and Chief Executive Officer

April     , 2015

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2014 is available without charge upon written request to: Corporate Secretary, Hansen Medical, Inc., 800 East Middlefield Road, Mountain View, CA 94043 or by accessing a copy through the Company’s website at http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=irol-sec.

Appendix A-1a

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is sixty million (60,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each four shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof

A-1a-1

to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by four and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by four. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by four and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by four.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-1a-2

Appendix A-1b

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is eighty-five million (85,000,000) shares. Seventy-five million (75,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each four shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective

A-1b-1

Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by four and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by four. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by four and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by four.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this     day of                     , 2015.

HANSEN MEDICAL, INC.
By:
Cary G. Vance, President and Chief Executive Officer

A-1b-2

Appendix A-2a

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is forty-three million three hundred thirty-three thousand three hundred thirty-three (43,333,333) shares. Thirty-three million three hundred thirty-three thousand three hundred thirty-three (33,333,333) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each six shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New

A-2a-1

Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by six and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by six. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by six and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by six.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this     day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-2a-2

Appendix A-2b

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is sixty million (60,000,000) shares. Fifty (50,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each six shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New

A-2b-1

Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by six and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by six. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by six and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by six.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-2b-2

Appendix A-3a

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is thirty-five million (35,000,000) shares. Twenty-five million (25,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each eight shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New

A-3a-1

Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by eight and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by eight. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by eight and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by eight.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-3a-2

Appendix A-3b

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is forty-seven million five hundred thousand (47,500,000) shares. Thirty-seven million five hundred thousand (37,500,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each eight shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New

A-3b-1

Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by eight and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by eight. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by eight and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by eight.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-3b-2

Appendix A-4a

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is thirty million (30,000,000) shares. Twenty million (20,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each ten shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective

A-4a-1

Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by ten and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by ten. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by ten and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by ten.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-4a-2

Appendix A-4b

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Article IV of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“A. This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is forty million (40,000,000) shares. Thirty million (30,000,000) shares shall be Common Stock, each having a par value of one hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one hundredth of one cent ($0.0001).

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

C. Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each ten shares of the Company’s Common Stock, par value $0.0001 par value (“Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and combined into (the “Reclassification”) one share of Common Stock, par value $0.0001 per share, of the Company (“New Common Stock”) with cash being paid, without interest, in lieu of any fractional share of New Common Stock that would otherwise be issued. Each stock certificate that, immediately prior to the Effective

A-4b-1

Time, represented shares of Old Common Stock (an “Old Certificate”) will be exchanged upon surrender thereof to Computershare Shareowner Services LLC (the “Exchange Agent”) for (a) a certificate representing the number of shares of New Common Stock (a “New Certificate”), rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock represented by the Old Certificate immediately prior to the Effective Time by ten and (b) the right to receive a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been represented by such New Certificate if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by ten. Shares of Old Common Stock held electronically in book-entry form will, from and after the Effective Time represent, (a) automatically and without the necessity of surrendering the same for exchange, the number of shares of New Common Stock, rounded down to the nearest whole number, determined by dividing the number of shares of Old Common Stock so held immediately prior to the Effective Time by ten and (b) the right to receive, upon surrender of any stock certificates representing Old Common Stock also held by the stockholder holding such shares of Old Common Stock in book-entry form to the Exchange Agent for exchange, a cash payment, without interest, in lieu of any fraction of a share of New Common Stock that would have been held electronically in book-entry form if fractional shares of New Common Stock had been issued in the Reclassification, in an amount, rounded down to the nearest cent, equal to such fraction multiplied by the average high and low trading prices of the shares on the NASDAQ Global Market for the five trading days immediately prior to the Effective Time multiplied by ten.

D. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this      day of                     , 2015.

HANSEN MEDICAL, INC.

By:
Cary G. Vance, President and Chief Executive Officer

A-4b-2

Appendix B

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HANSEN MEDICAL, INC.

Hansen Medical, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is Hansen Medical, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 23, 2002, under the name of Autocath, Inc.

THIRD: That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment of the Corporation’s Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section B of Article VII of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as follows:

“B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles IV(B), V(A)(1), V(A)(2)(a), V(A)(2)(c), V(A)(4)(a), V(B)(1), V(B)(3), (V)(B)(4) or this Article VII(B).”

FOURTH: This Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this     day of                    , 2015.

HANSEN MEDICAL, INC.

By:

Cary G. Vance, President and Chief Executive Officer

B-1

Appendix C

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 9, 2015, between Hansen Medical, Inc., a Delaware corporation (the “Company”), and each purchaser identified on Exhibit A hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“19.99% Restriction” shall have the meaning ascribed to such term in Section 5.1(d).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Amended and Restated IRA” means that certain Amended and Restated Investor Rights Agreement, dated as of August 11, 2014, by and among the Company, the Purchasers and the other purchasers named therein.

“Applicable Laws” shall have the meaning ascribed to such term in Section 3.22.

“Auditor” shall have the meaning ascribed to such term in Section 3.11.

“Authorizations” shall have the meaning ascribed to such term in Section 3.22.

“Benefit Plans” shall have the meaning ascribed to such term in Section 3.3.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designations” shall have the meaning ascribed to such term in Section 2.1(b).

“Closing” shall have the meaning ascribed to such term in Section 2.2.

“Closing Date” shall have the meaning ascribed to such term in Section 2.2.

“Code” shall have the meaning ascribed to such term in Section 3.17.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” shall have the meaning ascribed to such term in the preamble.

“Company Stockholders’ Meeting” shall have the meaning ascribed to such term in Section 5.1(a).

“Corporate Actions” shall have the meaning ascribed to such term in Section 5.1(d).

“Disclosure Schedules” shall have the meaning ascribed to such term in ARTICLE III.

“Effective Date” means the earliest of the date that (a) the Registration Statement has been declared effective by the Commission, (b) all of the Registrable Securities (as defined in the Second Amended and Restated IRA) have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that no holder of Registrable Securities is an Affiliate of the Company, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions and Company counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.16.

“ERISA” shall have the meaning ascribed to such term in Section 3.17.

“Except as disclosed in the SEC Reports” shall be construed to mean only those matters that are reasonably apparent and fairly disclosed in the SEC Reports (excluding any disclosures set forth in any risk factor section and in any section relating to forward-looking statements to the extent they are cautionary, predictive or forward-looking). For purposes of this definition, “SEC Reports” shall only include SEC Reports filed with or furnished to the Commission since January 1, 2014.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Rules” shall have the meaning ascribed to such term in Section 3.10.

“Existing Credit Agreement” shall have the meaning ascribed to such term in Section 3.3.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” means the U.S. Food and Drug Administration.

“GAAP” shall have the meaning ascribed to such term in Section 3.8.

“Governmental Authority” shall have the meaning ascribed to such term in Section 3.22.

“Intellectual Property” means (i) worldwide patents, patent applications, invention disclosures and other rights of invention, filed with any governmental authority, and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof and all reexamined patents or other applications or patents claiming the benefit of the filing date of any of the foregoing; (ii) worldwide (A) registered trademarks and service marks and registrations and applications for such registrations, and (B) unregistered trademarks and service marks, trade names, fictitious business names, corporate names, trade dress, logos, product names and slogans, including any common law rights; in each case together with the goodwill associated therewith; (iii) worldwide (A) registered copyrights in published or unpublished works, mask work rights and similar rights, including rights created under Sections 901-914 of Title 17 of the United States Code, mask work registrations, and copyright applications for registration, including any renewals thereof, and (B) any unregistered copyrightable works and other rights of authorship in published or unpublished works; (iv) worldwide (A) internet domain names; (B) website content; (C) telephone numbers; and (D) moral rights and publicity rights; (v) any computer program or other software (irrespective of the type of hardware for which it is intended), including firmware and other software embedded in hardware devices, whether in the form of source code, assembly code, script, interpreted language, instruction sets or binary or object code (including compiled and executable programs), including any library, component or module of any of the foregoing, including, in the case of source code, any related images, videos, icons, audio or other multimedia data or files, data files, and header, development or compilations tools, scripts, and files, and (vi) worldwide confidential or proprietary information or trade secrets, including technical information, inventions and discoveries (whether or not patentable and whether or not reduced to practice) and improvements thereto, know-how, processes, discoveries, developments, designs, techniques, plans, schematics, drawings, formulae, preparations, assays, surface coatings, diagnostic systems and methods, patterns, compilations, databases, database schemas, specifications, technical data, inventions, concepts, ideas, devices, methods, and processes; and includes any rights to exclude others from using or appropriating any Intellectual Property Rights, including the rights to sue for or assets claims against and remedies against past, present or future infringements or misappropriations of any or all of the foregoing and rights of priority and protection of interests therein, and any other proprietary, intellectual property or other rights relating to any or all of the foregoing anywhere in the world.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents. For the avoidance of doubt, a breach or conflict with the Existing Credit Agreement shall be deemed to be a Material Adverse Effect.

“Nasdaq” means The NASDAQ Stock Market, LLC.

“Nasdaq Rules” shall have the meaning ascribed to such term in Section 3.10.

“Occupational Laws” shall have the meaning ascribed to such term in Section 3.17.

“Oracle” shall have the meaning ascribed to such term within definition of “Principal Purchasers”.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” shall have the meaning ascribed to such term in Section 2.1(a).

“Price Per Share” shall have the meaning ascribed to such term in Section 2.1(a).

“Principal Purchasers” means Oracle Partners, LP, Oracle Institutional Partners, LP and Oracle Ten Fund Master, LP (together, “Oracle”) and the Schuler Family Foundation and their respective successors and assigns.

“Proxy Statement” shall have the meaning ascribed to such term in Section 5.1(c).

“Purchase Price” shall have the meaning ascribed to such term in Section 2.1(a).

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.9.

“Purchasers” shall have the meaning ascribed to such term in the preamble.

“Recommendation” shall have the meaning ascribed to such term in Section 5.1(a).

“Registration Statement” shall have the meaning ascribed to such term in the Second Amended and Restated IRA.

“Requisite Stockholder Approval” means (i) the favorable vote of the holders of at least 66 2/3rds of the outstanding Common Stock to approve the amendment to the Certificate of Incorporation pursuant to Section 5.1(d)(x) and (ii) the favorable vote of the holders of a majority of the outstanding Common Stock participating at the Company Stockholders’ Meeting with respect to the other Corporate Actions.

“Rights Offering” shall have the meaning ascribed to such term in Section 5.2.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.7.

“Second Amended and Restated IRA” means the Second and Restated Investor Rights Agreement, dated as of the Closing Date, among the Company, the Purchasers and the other purchasers named therein, in the form of Exhibit C attached hereto.

“Securities” means the Preferred Shares, any shares of Common Stock issued or issuable upon the full conversion of the Preferred Shares, the Warrants and the Warrant Shares.

“Securities Act” shall have the meaning ascribed to such term in the recitals.

“Series D Warrants” means the Series D warrants exercisable to purchase shares of Common Stock issued pursuant to that Exchange Agreement, dated as of July 30, 2014, by and among the Company and the warrantholders named therein.

“Series E Warrants” shall have the meaning ascribed to such term in Section 2.1(a).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1 and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Second Amended and Restated IRA, the Certificate of Designations, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 330 N. Brand Blvd., Suite 701, Glendale, California 91203-2389 and a telephone number of (732) 512-3172, and any successor transfer agent of the Company.

“Warrant Shares” shall have the meaning ascribed to such term in Section 2.1(a).

“Warrants” shall have the meaning ascribed to such term in Section 2.1(a).

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company an aggregate of 53,846 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (collectively, the “Preferred Shares”) in the amounts set forth opposite their respective names on Exhibit A, at a price per Preferred Share equal to $650.00 (the “Price Per Share” and the purchase price for the Preferred Shares, the “Purchase Price”). Contemporaneously, in conjunction with the foregoing purchase and sale, the Company agrees to issue, and the Purchasers shall receive, Series E warrants in the form attached hereto on Exhibit D (the “Warrants” or “Series E Warrants”), exercisable to purchase an aggregate of 53,846,000 shares of Common Stock (the “Warrant Shares”) in the amounts set forth opposite their respective names on Exhibit A.

(b) At or prior to the Closing, the Company shall file the Certificate of Designations of the Series A Convertible Preferred Stock, in the form attached hereto on Exhibit B, with the Secretary of State of the State of Delaware as an amendment to the Company’s Certificate of Incorporation (the “Certificate of Designations”).

2.2 Closing. The closing of the purchase and sale of the Preferred Shares and Warrants (the “Closing”) shall take place at the offices of Sidley Austin LLP located at 555 California Street, 20th Floor, San Francisco, California 94104, on March 11, 2015, following the satisfaction or waiver of the conditions set forth in Section 2.4, or at such other time and place or on such date as the Principal Purchasers and the Company may agree upon (such date is hereinafter referred to as the “Closing Date”). At the Closing, the applicable Purchase Price shall be paid by the applicable Purchasers in cash, by wire transfer of immediately available funds, to an account previously designated in writing by the Company against the issuance by the Company of the Preferred Shares and Warrants.

2.3 Deliveries.

(a) Except as specified in clauses (ii) and (iii) below, on or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) the Second Amended and Restated IRA duly executed by the Company;

(ii) a certificate evidencing the number of Preferred Shares set forth opposite such Purchaser’s name on Exhibit A hereto, registered in the name of such Purchaser (such certificates to be delivered as promptly as practicable after the Closing Date but in no event more than three Trading Days after the Closing Date);

(iii) Warrants registered in the name of such Purchaser to purchase up to a number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto (such Warrant certificates to be delivered as promptly as practicable after the Closing Date but in no event more than three Trading Days after the Closing Date);

(iv) a Certificate, executed on behalf of the Company by its Chief Executive Officer and its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (i), (ii), (iv), (v), (vi) and (vii) of Section 2.4(b); and

(v) a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors of the Company approving the Transaction Documents (in forms approved by authorized officers) and the transactions contemplated by this Agreement, including the issuance of the Preferred Shares, the shares of Common Stock issuable upon the conversion of the Preferred Shares, the Warrants and the Warrant Shares and the Corporate Actions (subject to, as applicable, obtaining the Requisite Stockholder Approval), (B) certifying the current versions of the Certificate of Incorporation, the Certificate of Designations, and the Bylaws of the Company and (C) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) the Second Amended and Restated IRA duly executed by such Purchaser; and

(ii) the applicable Purchase Price by wire transfer to the account specified by the Company.

2.4 Closing Conditions.

(a) The obligations of the Company hereunder with respect to any Purchaser in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of such Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by such Purchaser of the items set forth in Section 2.3(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties made by the Company in ARTICLE III hereof qualified as to materiality shall be true and correct as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in ARTICLE III hereof not qualified as to materiality shall be true and correct in all material respects as of the date hereof and the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date, whether under this Agreement or the other Transaction Documents, shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;

(iv) except for the Requisite Stockholder Approval, the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for the consummation of the transactions and the full exercise of the Purchasers’ rights, including the issuance of the Preferred Shares, the full conversion of the Preferred Shares into shares of Common Stock, the issuance of the Warrants and the full exercise of the Warrants, as contemplated by the Transaction Documents;

(v) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents;

(vi) no stop order or suspension of trading shall have been imposed by Nasdaq, the Commission or any other governmental or regulatory body with respect to public trading in the Common Stock; and

(vii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”):

3.1 Organization, Good Standing and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties unless the failure to be so organized and to have such power and authority has not had and could not reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The Company’s Subsidiaries are listed on Schedule 3.1 hereto.

3.2 Authorization; Enforcement. Subject to the Requisite Stockholder Approval, the Company has all corporate right, power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby. Subject to the Requisite Stockholder Approval, all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder and thereunder has been taken. The Transaction Documents have been (or upon delivery will have been) duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.3 Capitalization. Schedule 3.3 sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock remaining available for issuance pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to outstanding securities exercisable for, or convertible into or exchangeable for, any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim, except the issued and outstanding capital stock, membership units or other securities owned or held of record by the Company in its Subsidiaries that have been pledged as collateral under that certain Amended and Restated Loan and Security Agreement, dated as of August 23, 2013, by and among the Company, the entities from time to time party thereto as Lenders and White Oak Global Advisors, LLC (the “Existing Credit Agreement”). No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 3.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement and shares issued to officers, directors, employees, and consultants pursuant to employee benefit plans (“Benefit Plans”) as disclosed in the SEC Reports; and neither the Company nor any of its Subsidiaries has any commitments for the issuance of any equity securities of any kind, other than in connection with this Agreement or as described on Schedule 3.3. Except as described on Schedule 3.3 and except for the Amended and Restated IRA and Benefit Plans, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 3.3 and except as provided in the Amended and Restated IRA, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Preferred Shares and Warrants and the issuance of Common Stock upon the conversion of the Preferred Shares and the exercise of the Warrants hereunder, subject to the Requisite Stockholder Approval, will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Purchasers) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. Except as described on Schedule 3.3, the Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

3.4 Issuance; Reservation of Shares. The issuance of the Preferred Shares has been duly and validly authorized by all necessary corporate and stockholder action, and the Preferred Shares, when issued and paid for pursuant to this Agreement and, subject to the Requisite Stockholder Approval, the shares of Common Stock issuable upon the conversion of such Preferred Shares, will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances and restrictions (other than as provided in the Transaction Documents). The issuance of the Warrants has been duly and validly authorized by all necessary corporate and stockholder action, and the Warrant Shares, subject to the Requisite Stockholder Approval, when issued upon the due exercise of the Warrants, will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances (other than as provided in the Transaction Documents). Subject to and after the receipt of the Requisite Stockholder Approval, the Company will have reserved, and will continue to reserve at all times that the Preferred Shares or Warrants remain outstanding, such number of shares of Common Stock sufficient to enable the conversion of all Preferred Shares and the full exercise of the Warrants and Series D Warrants then outstanding.

3.5 No Conflicts. Except as set forth in Schedule 3.5, subject to the Requisite Stockholder Approval, the execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation and Bylaws (true and complete copies of which have been made available to the Purchasers through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any Governmental Authority, any Subsidiary or any of their respective assets or properties, (b) the Existing Credit Agreement or (c) except for any such conflict, breach, violation or default that would not reasonably be expected to have a Material Adverse Effect, any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

3.6 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, for the avoidance of doubt, any consents or approvals related to the Existing Credit Agreement), other than filings that have been made, or will be made, or consents that have been obtained, or will be obtained, pursuant to the rules and regulations of Nasdaq, applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file or obtain within the applicable time periods.

3.7 SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2014 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not received any letters of comment from the staff of the Commission that have not been resolved as of the date hereof.

3.8 Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.9 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or changed its principal registered public accounting firm, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information.

3.10 Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports, the Company’s internal control over financial reporting is effective and none of the Company, the Board of Directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Board of Directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules. The Board of Directors has validly appointed an audit committee whose composition satisfies the applicable requirements of Rule 5605(c)(2) of the Nasdaq Listing Standards (the “Nasdaq Rules”) and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 5605(c)(1) of the Nasdaq Rules. Neither the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of (A) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weakness in the Company’s internal controls; or (B) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, except as described in the SEC Reports which is required to be described in the SEC Reports. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act of 2002. The Company has established and maintains disclosure controls and procedures (as defined in

Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the SEC Reports.

3.11 Accountant. To the Company’s knowledge, Deloitte & Touche LLP (the “Auditor”), which has expressed its opinion with respect to the Company’s financial statements as of December 31, 2013 and 2012, respectively, and included in the SEC Reports (including the related notes), is “independent” with respect to the Company within the meaning of Regulation S-X promulgated by the Commission and has been “independent” within such meaning at all times since its engagement by the Company. The Company has made such disclosure of non-audit services performed by the Auditors in its proxy statements with respect to its annual meetings of its stockholders as is required under the Exchange Act, Securities Act and the rules and regulations of the Commission promulgated thereunder, and all such non-audit services have been approved in advance by the audit committee of the Board of Directors. To the knowledge of the Company, the Auditor is a registered public accounting firm as required by the Securities Act and the Sarbanes-Oxley Act of 2002 and the corresponding rules and regulations of the Commission promulgated thereunder.

3.12 Litigation. Except as set forth in the SEC Reports, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any Governmental Authority which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Effect. There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required to be described in the SEC Reports that have not been so described.

3.13 Product Rights. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell their products to any other person and is not bound by any agreement that affects either the Company’s or any of its Subsidiaries’ exclusive right to develop, manufacture, produce, assemble, distribute, license, market or sell their products.

3.14 Tax Matters. The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any material taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries are contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or any of its Subsidiaries for which there is not an adequate reserve reflected in the Company’s financial statements included in the SEC Reports.

3.15 Insurance. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.16 Environmental Matters. The Company and its Subsidiaries (A) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) have received and are in material compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business; and (C) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

3.17 Labor Relations. The Company and its Subsidiaries (A) are in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) have received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct their business as currently conducted; and (C) are in compliance, in all material respects, with all terms and conditions of such permits, licenses or approvals. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its Subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company, any of its Subsidiaries, or any of their affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

3.18 Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any Governmental Authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, in each case in any material respect.

3.19 Certificates, Authorities and Permits. The Company and each of its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

3.20 Title to Assets. The Company and its Subsidiaries have good and marketable title to all property (whether real or personal) described in the SEC Reports as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except as described in the SEC Reports, and except those that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries.

3.21 Intellectual Property. The Company and its Subsidiaries own, possess, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the their business as now conducted or as described in the SEC Reports to be conducted, except as such failure to own, possess, or acquire such rights would not have a Material Adverse Effect. Except as set forth in the SEC Reports, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not have a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or its Subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its Subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company and its Subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringe, misappropriate or otherwise violate any Intellectual Property or other proprietary rights of others, neither the Company nor any of its Subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its Subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or actions undertaken by the employee while employed with the Company or any of its Subsidiaries.

3.22 FDA and Related Matters. Except as described in the SEC Reports, the Company and its Subsidiaries: (A) are and at all times have been in full compliance with all statutes, rules, regulations, or guidances applicable to Company and its Subsidiaries and the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) have not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other federal, state, local or foreign governmental authority, court or arbitrator having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possess all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (D) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (F) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission). The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its Subsidiaries were and, if still pending, are, in all material respects, being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56,

58 and 812; the descriptions of the results of such studies, tests and trials contained in the SEC Reports are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the SEC Reports, the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development; and neither the Company nor any of its Subsidiaries have received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or any of its Subsidiaries.

3.23 Compliance with Nasdaq Continued Listing Requirements. Except as set forth in Schedule 3.23, the Company is, and has no reason to believe that it will not, upon the issuance of the Securities hereunder, continue to be, in compliance with the listing and maintenance requirements for continued listing on Nasdaq. Assuming the representations and warranties of the Purchasers set forth in ARTICLE IV are true and correct, subject to the Requisite Stockholder Approval, the consummation of the transactions contemplated by the Transaction Documents does not contravene the rules and regulations of Nasdaq. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

3.24 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or applicable laws that would prevent the Purchasers or the Company from fulfilling their obligations or exercising their rights in full as contemplated under the Transaction Documents, including, without limitation, (i) the Company’s issuance, and the Purchaser’s receipt, of the Securities, (ii) the Purchasers’ right to fully convert the Preferred Shares into shares of Common Stock, (iii) the Purchasers’ right to fully exercise the Warrants and Series D Warrants for shares of Common Stock and (iv) all other Corporate Actions.

3.25 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.25 that may be due in connection with the transactions contemplated by the Transaction Documents.

3.26 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Commission) in connection with the offer or sale of any of the Securities.

3.27 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

3.28 Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in ARTICLE IV, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

3.29 Form S-3 Eligibility. The Company meets the eligibility requirements to register the resale of the Securities for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

3.30 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

3.31 Foreign Corrupt Practices. Neither the Company, any of its Subsidiaries, nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the FCPA; or (D) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

3.32 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.33 Disclosure. No representation or warranty by the Company in this Agreement and no statement contained in the SEC Reports or any certificate or other document furnished or to be furnished to the Purchasers pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

4.1 Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2 Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act. Such Purchaser is not a broker-dealer registered under Section 15 of the Exchange Act. Each Purchaser is acting alone in its determination as to whether to invest in the Securities. Each such Purchaser is not party to any voting agreements or similar arrangements with respect to the Securities, except the Amended and Restated IRA. Each such Purchaser is not a member of a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, voting or disposing of the Securities, provided, that (i) Jack W. Schuler and the Schuler Family Foundation may be viewed as a group and (ii) Oracle Partners, LP, Oracle Ten Fund Master, LP, Oracle Institutional Partners, LP and Larry Feinberg may be viewed as a group.

4.3 General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.4 Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time.

4.5 Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.6 Disclosure of Information. Such Purchaser has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Purchaser acknowledges receipt of copies of the SEC Reports. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser shall modify, limit or otherwise affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement.

4.7 Restricted Securities. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (ii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

4.8 Commissions. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

The Company acknowledges and agrees that the representations contained in ARTICLE IV shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE V.

OTHER AGREEMENTS OF THE PARTIES

5.1 Requisite Stockholder Approval.

(a) Subject to applicable law, the rules and regulations of Nasdaq and the Company’s Certificate of Incorporation and Bylaws, the Company shall establish a record date for, call, give notice of, convene and hold a meeting of the stockholders of the Company (the “Company Stockholders’ Meeting”) as promptly as practicable following the date of this Agreement (and in no event later than forty days after the commencement of the mailing of the Proxy Statement to the Company’s stockholders), for the purpose of voting upon the approval, authorization and ratification of the Corporate Actions set forth in Section 5.1(d), in accordance with applicable law and the rules and regulations of Nasdaq. Notwithstanding the foregoing, (i) if there are insufficient shares of the Company’s Common Stock necessary to conduct business at the Company Stockholders’ Meeting, the Company may extend the date of the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is necessary in order to conduct business at the Company Stockholders’ Meeting, (ii) the Company may delay the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is required by applicable law, and (iii) the Company may delay the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is necessary to solicit sufficient proxies to secure the Requisite Stockholder Approval. The Company shall solicit from stockholders of the Company proxies in favor of the approval, authorization and ratification of the Corporate Actions in accordance with applicable law and the rules and regulations of Nasdaq, and the Company’s Board of Directors shall (x) recommend that the Company’s stockholders vote to adopt, authorize, approve and ratify the Corporate Actions (the “Recommendation”), (y) use its best efforts to solicit such stockholders to vote in favor of the Corporate Actions and (z) take all other actions necessary or advisable to secure the favorable votes of such stockholders required to approve and effect all of the Corporate Actions. The Company shall establish a record date for, call, give notice of, convene and hold the Company Stockholders’ Meeting in accordance with this Section 5.1(a), whether or not the Company’s Board of Directors at any time subsequent to the date hereof shall have changed its position with respect to its Recommendation or determined that any or all of the Corporate Actions are no longer advisable and/or recommended that stockholders of the Company reject it.

(b) Except as required to comply with fiduciary duties under applicable law, the Company’s Board of Directors shall not (i) withdraw or modify the Recommendation in a manner adverse to the Purchasers, or adopt or propose a resolution to withdraw or modify the Recommendation that is or becomes disclosed publicly and which can reasonably be interpreted to indicate that the Company’s Board of Directors or any committee thereof does not support the Corporate Actions or does not believe that the Corporate Actions are in the best interests of the Company’s stockholders or (ii) fail to reaffirm, without qualification, the Recommendation, or fail to state publicly, without qualification, that the Corporate Actions are in the best interests of the Company’s stockholders after the Purchasers request in writing that such action be taken.

(c) As soon as practicable following the date of this Agreement, the Company shall prepare and file with the Securities Exchange Commission the preliminary Proxy Statement (the “Proxy Statement”), which the Company shall use best efforts to complete and disseminate to the stockholders of the Company as soon as practicable following such filing. No filing of, or amendment or supplement to, or correspondence with the Commission or its staff with respect to the Proxy Statement shall be made by the Company without providing the Purchasers and their counsel a reasonable opportunity to review and comment thereon. The Company shall advise the Purchasers, promptly after it receives notice thereof, of any request by the Commission or its staff for an amendment or revisions to the Proxy Statement or requests or comments thereon and responses thereto, and shall provide the Purchasers with copies of all correspondence between the Company and any of its advisors or representatives, on the one hand, and the Commission or its staff, on the other hand.

(d) “Corporate Actions” means any and all corporate actions in furtherance of fully effectuating (including, for the avoidance of doubt, the correction or removal of any limitations restricting the full exercise of the following actions, in whole or in part) (i) the Transaction Documents and the transactions contemplated hereby and thereby, (ii) the full conversion of the Preferred Shares into Common Stock, (iii) the full exercise of all Series D Warrants and (iv) the full exercise of all Series E Warrants. Corporate Actions shall include, without limitation, (x) an amendment to the Company’s Certificate of Incorporation to authorize a sufficient number of shares of Common Stock to permit the full conversion of the Preferred Shares and the full exercise of all Series D Warrants and Series E Warrants, and (y) the removal of the restriction prohibiting the exercise of certain Series D Warrants and Series E Warrants if, after giving effect to such exercise, the holder of such warrants would beneficially own in excess of 19.99% of the Company’s outstanding shares of Common Stock (the “19.99% Restriction”), and (z) any and all actions contemplated in connection with the Rights Offering, as more fully described in Section 5.2.

(e) Unless the Requisite Holders previously agree in writing to waive the Company’s obligations under this Section 5.1, each Purchaser agrees to vote all shares of Common Stock beneficially owned by such Purchaser or any Affiliate of such Purchaser in favor of the Corporate Actions, at every duly called meeting of the stockholders of the Company at which such matters are duly considered and at every adjournment or postponement thereof.

5.2 Rights Offering. The Company shall have the right to conduct a rights offering (the “Rights Offering”) providing the shareholders of the Company (other than the Purchasers) the non-transferable right to purchase, at the Conversion Price (as defined in the Certificate of Designations), shares of Common Stock; provided, that (i) the Rights Offering shall result in no more than $10,000,000 in gross proceeds to the Company and (ii) no shareholder shall receive such rights or otherwise be entitled to purchase in the Rights Offering shares of Common Stock in excess of such shareholder’s pro rata ownership of the outstanding shares of Common Stock (relative to the total outstanding shares of Common Stock, excluding those held by the Purchasers). Nothing herein or in any other Transaction Document shall obligate the Company to allow any Purchaser to participate in the Rights Offering, and each Purchaser irrevocably waives any right it and its Affiliates may have in participating in the Rights Offering.

5.3 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.3(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 5.3, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

(c) Subject to the requirements in this Section 5.3(c), certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 5.3(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such Security is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Upon the request of any Purchaser, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent (if required by the Transfer Agent to effect the removal of the legend hereunder) with respect to the removal of the restrictive legends on the Securities. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5.3(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company (or to the Transfer Agent, with notice to the Company) of a certificate representing the Securities issued with a restrictive legend, together with any representation letter reasonably requested by the Company or the Transfer Agent, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.3. The Company shall provide reasonable assistance to the Purchasers in order to provide that certificates for Securities subject to legend removal hereunder are transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

5.4 Furnishing of Information; Public Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

5.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of Nasdaq such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction. The Purchasers shall take no action to become a group such that any transactions contemplated by this Agreement would require shareholder approval prior to Closing.

5.6 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby in a form reasonably satisfactory to the Principal Purchasers, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. The Company shall consult with the Principal Purchasers in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release nor otherwise make any such public statement without the prior consent of the Principal Purchasers (which consent shall not unreasonably be withheld or delayed) or, with respect to the public disclosure of the identity of any Purchaser, the prior consent of such Purchaser, except if such disclosure is required by law or by the rules of the Trading Market upon which the Company securities are then traded; in which case, the Company shall promptly provide the Purchasers with prior notice of such public statement or communication.

5.7 Shareholder Rights Plan. To the extent that it would impair the ability of any Purchaser to exercise its rights under the Transaction Documents, including the right to receive any Securities or fully exercise or convert any Securities, as applicable, no claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement.

5.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for funding operations or for working capital or other general corporate purposes.

5.9 Indemnification of Purchasers. Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Parties, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Parties may have with any such stockholder or any violations by such Purchaser Parties of state or federal securities laws or any conduct by such Purchaser Parties which constitutes fraud, gross negligence, willful misconduct or malfeasance of such Purchaser Party). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel, and (iv) notwithstanding the foregoing, the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel engaged by the Principal Purchasers. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 5.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

5.10 Reservation of Common Stock. Subject to the receipt of the Requisite Stockholder Approval, the Company shall reserve and continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock upon the conversion of the Preferred Shares and the Warrant Shares pursuant to any exercise of the Warrants.

5.11 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and, as promptly as practicable following the Closing, subject to the Requisite Stockholder Approval, to secure the listing of all of the Warrant Shares and shares of Common Stock issued upon the conversion of the Preferred Shares on such Trading Market, subject to official notice of issuance. The Company further agrees that if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Warrant Shares and shares of Common Stock issued or issuable upon the conversion of the Preferred Shares, and will take such other action as is necessary to cause all of such shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Purchasers and the Company agree to cooperate in good faith, if necessary, to restructure the transactions contemplated by the Transaction Documents such that they do not contravene the rules and regulations of Nasdaq; provided, however, that such restructuring does not impact the economic interests of the Purchasers contemplated by the Transaction Documents. Each Purchaser agrees to provide information reasonably requested by the Company to comply with this Section 5.11 and Section 3.23.

5.12 Exchange of Warrants. Following the Requisite Stockholder Approval authorizing the removal of the 19.99% Restriction on the exercise of certain Series D Warrants and the Series E Warrants, the Company shall promptly issue, at any such holder’s request, a new warrant to such holder, identical in all respects to such holder’s previous warrant, but for the elimination of the 19.99% Restriction.

5.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

5.14 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser. Each Purchaser shall provide any information reasonably requested by the Company to comply with this Section 5.14.

5.15 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Preferred Shares and, subject to the receipt of the Requisite Stockholder Approval, the shares of Common Stock issued upon the conversion of the Preferred Shares and the Warrant Shares, in each case pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

5.16 Other Actions. Except as otherwise set forth in this Agreement, from the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement in accordance with the terms hereof, the Company and the Purchasers shall not, and shall not permit any of their respective Affiliates to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement.

ARTICLE VI.

TERMINATION

6.1 Termination. The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(a) Upon the mutual written consent of the Company and the Purchasers;

(b) By the Company if any of the conditions set forth in Section 2.4(a) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(c) By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 2.4(b) shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

(d) By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to March 16, 2015;

provided, however, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

6.2 Notice of Termination; Effect of Termination. In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this ARTICLE VI, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. Nothing in this ARTICLE VI shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

ARTICLE VII.

MISCELLANEOUS

7.1 Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of Willkie Farr & Gallagher LLP, regardless of whether the transactions contemplated hereby are consummated; it being understood that Willkie Farr & Gallagher LLP has only rendered legal advice to Oracle and not to the Company or any other Purchaser in connection with the transactions contemplated hereby, and that each of the Company and each Purchaser has relied for such matters on the advice of its own respective counsel. Such expenses shall be paid upon demand. The Company shall reimburse the Purchasers upon demand for all reasonable out-of-pocket expenses incurred by the Purchasers, but other than as set forth above in this Section 7.1 relating to Willkie Farr & Gallagher LLP, shall not reimburse for attorney’s fees.

7.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

7.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

(i) if to the Company, to Hansen Medical, Inc., 800 East Middlefield Road, Mountain View, CA 94043 (facsimile: 650-404-5901), Attention: Chief Financial Officer, with a copy to Sidley Austin LLP, 555 California Street, 20th Floor, San Francisco, California 94104 (facsimile: 415-772-7400), Attention: Sharon R. Flanagan; and

(ii) if to the Purchasers, to their respective addresses as set forth on Exhibit A attached hereto, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 (facsimile 212-728-9592), Attention: Jeffrey S. Hochman.

7.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Principal Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. With the consent of the Company which will not be unreasonably withheld, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided, that a Purchaser may assign any or all rights under this Agreement to an Affiliate of such Purchaser without the consent of the Company, provided, further that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

7.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.9.

7.8 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this

Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

7.9 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

7.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

7.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereof or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HANSEN MEDICAL, INC.

By:	/s/ Christopher P. Lowe
Name:	Christopher P. Lowe
Title:	Interim Chief Financial Officer

[Purchase Agreement Signature Page]

SCHULER FAMILY FOUNDATION

By:	/s/ Jack W. Schuler
Name:	Jack W. Schuler
Title:	Trustee

[Purchase Agreement Signature Page]

ORACLE PARTNERS, LP

By:	/s/ Larry N. Feinberg
Name:	Larry N. Feinberg
Title:	Managing Member of General Partner

[Purchase Agreement Signature Page]

ORACLE TEN FUND MASTER, LP

By:	/s/ Larry N. Feinberg
Name:	Larry N. Feinberg
Title:	Managing Member of General Partner

[Purchase Agreement Signature Page]

ORACLE INSTITUTIONAL PARTNERS, LP

By:	/s/ Larry N. Feinberg
Name:	Larry N. Feinberg
Title:	Managing Member of General Partner

[Purchase Agreement Signature Page]

FEINBERG FAMILY TRUST

By:	/s/ Adam Usdan
Name:	Adam Usdan
Title:	Trustee

[Purchase Agreement Signature Page]

/s/ Matthew Strobeck
Name: Matthew Strobeck

[Purchase Agreement Signature Page]

BIRCHVIEW FUND LLC

By:	/s/ Matthew Strobeck
Name:	Matthew Strobeck
Title:	Managing Member

[Purchase Agreement Signature Page]

/s/ Vaughn Bryson
Name: Vaughn Bryson

[Purchase Agreement Signature Page]

/s/ Garo Armen
Name: Garo Armen

[Purchase Agreement Signature Page]

KENNEDY PRIVATE EQUITY, LLC

By:	Kennedy Advisors LLC, its manager

By:	/s/ Lawrence T. Kennedy, Jr.
Name:	Lawrence T. Kennedy, Jr.
Title:	Vice President

[Purchase Agreement Signature Page]

THE JOHN AND CHRISTINE BROWNER FAMILY IRREVOCABLE TRUST

By:	/s/ Christine K. Browner
Name:	Christine K. Browner
Title:	Trust Advisor

[Purchase Agreement Signature Page]

CENTRAL PARK ASSOCIATES, LLC

By:	/s/ Lawrence T. Kennedy
Name:	Lawrence T. Kennedy
Title:	Managing Member

[Purchase Agreement Signature Page]

MARTHA K. LORD REVOCABLE TRUST

By:	/s/ Martha K. Lord
Name:	Martha K. Lord
Title:	Trustee

[Purchase Agreement Signature Page]

PETER M. KENNEDY REVOCABLE TRUST

By:	/s/ Peter M. Kennedy
Name:	Peter M. Kennedy
Title:	Trustee

[Purchase Agreement Signature Page]

DENISON ASSOCIATES, LLC

By:	/s/ Peter M. Kennedy
Name:	Peter M. Kennedy
Title:	Managing Member

[Purchase Agreement Signature Page]

FREDERIC HUTCHINS MOLL REVOCABLE TRUST

By:	/s/ Frederic H. Moll, M.D.
Name:	Frederic H. Moll, M.D.
Title:	Executor

[Purchase Agreement Signature Page]

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Investment Amount	Preferred Shares and Warrants Purchased	Series D Warrants Exchanged
Schuler Family Foundation	$15,000,050	Preferred Shares – 23,077 Series E Warrants – 23,077,000	Series D Warrants – 2,694,673

Oracle Partners, LP	$8,000,200	Preferred Shares –12,308 Series E Warrants –12,308,000	Series D Warrants – 1,431,983

Oracle Ten Fund Master, LP	$2,499,900	Preferred Shares –3,846 Series E Warrants –3,846,000	Series D Warrants – 360,350

Oracle Institutional Partners, LP	$1,500,200	Preferred Shares –2,308 Series E Warrants –2,308,000	Series D Warrants – 200,712

Feinberg Family Trust	$1,149,850	Preferred Shares – 1,769 Series E Warrants – 1,769,000	Series D Warrants – 400,000

Matthew Strobeck	$499,850	Preferred Shares – 769 Series E Warrants – 769,000	Series D Warrants – N/A

Birchview Fund LLC	$999,700	Preferred Shares – 1,538 Series E Warrants – 1,538,000	Series D Warrants – N/A

Vaughn Bryson	$100,100	Preferred Shares – 154 Series E Warrants –154,000	Series D Warrants – N/A

Garo Armen	$200,200	Preferred Shares – 308 Series E Warrants –308,000	Series D Warrants – N/A

Kennedy Private Equity, LLC	$2,000,050	Preferred Shares –3,077 Series E Warrants –3,077,000	Series D Warrants – N/A

The John and Christine Browner Family Irrevocable Trust	$250,250	Preferred Shares – 385 Series E Warrants –385,000	Series D Warrants – N/A

Purchaser	Investment Amount	Preferred Shares and Warrants Purchased	Series D Warrants Exchanged

Central Park Associates, LLC	$999,700	Preferred Shares –1,538 Series E Warrants –1,538,000	Series D Warrants – N/A

Martha K. Lord Revocable Trust	$999,700	Preferred Shares –1,538 Series E Warrants –1,538,000	Series D Warrants – N/A

Peter M. Kennedy Revocable Trust	$200,200	Preferred Shares – 308 Series E Warrants – 308,000	Series D Warrants – N/A

Denison Associates, LLC	$100,100	Preferred Shares – 154 Series E Warrants – 154,000	Series D Warrants – N/A

Frederic Hutchins Moll Revocable Trust	$499,850	Preferred Shares – 769 Series E Warrants –769,000	Series D Warrants – N/A

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATIONS

EXHIBIT C

FORM OF SECOND AMENDED AND RESTATED INVESTOR RIGHTS

AGREEMENT

EXHIBIT D

FORM OF WARRANT

Appendix D

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF

SERIES A CONVERTIBLE PARTICIPATING

PREFERRED STOCK

OF

HANSEN MEDICAL, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

Hansen Medical, Inc., a Delaware corporation (the “Corporation”), hereby certifies that the following resolution was duly approved and adopted by the Board of Directors of the Corporation (the “Board of Directors”) at a meeting of the Board of Directors, which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, as further amended to date (the “Certificate of Incorporation”), and the Amended and Restated Bylaws of the Corporation (the “Bylaws”), and in accordance with Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), there is hereby created, out of the 10,000,000 shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”), of the Corporation remaining authorized, unissued and undesignated, a series of the Preferred Stock consisting of 100,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation that are applicable to the Preferred Stock):

SECTION 1 Designation of Amount.

(a) 100,000 shares of Preferred Stock shall be, and hereby are, designated the “Series A Convertible Participating Preferred Stock” (the “Series A Preferred Stock”), par value $.0001 per share.

(b) Subject to the requirements of the DGCL, the Certificate of Incorporation and this Certificate of Designations, the number of shares of Preferred Stock that are designated as Series A Preferred Stock may be increased or decreased by vote of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of such shares then outstanding plus the number of such shares that may be issued as dividends on the Series A Preferred Stock then outstanding and such additional shares issued as dividends. Any shares of Series A Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall, automatically and without further action, be retired and canceled promptly after the acquisition thereof, and shall become authorized but unissued shares of Preferred Stock when the Corporation shall take such action as may be necessary to reduce the number of authorized shares of the Series A Preferred Stock and may be reissued as part of a new series of any class or series of Preferred Stock in accordance with the Certificate of Incorporation and this Certificate of Designations.

SECTION 2 Certain Definitions.

Unless the context otherwise requires, the terms defined in this Section 2 shall have, for all purposes of this resolution, the meanings specified (with terms defined in the singular having comparable meanings when used in the plural).

“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Bylaws” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Certificate of Incorporation” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Common Stock” shall mean the common stock, par value $0.0001 per share, of the Corporation.

“Conversion Date” shall have the meaning ascribed to such term in Section 6(e).

“Conversion Price” shall mean the lesser of (a) $0.65 and (b) the per share trailing volume-weighted average share price of the Common Stock on Nasdaq for the ten (10) trading days ending on the date prior to the date on which the Requisite Stockholder Approval is obtained (or, if such approval is not necessary, on the Conversion Date), in each case, subject to adjustment from time to time in accordance with Section 6(d).

“Corporation” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Counter Proposal” shall have the meaning set forth in Section 8(b).

“Current Market Price” shall mean the higher of (a) the per share trailing volume-weighted average share price of the Common Stock on Nasdaq for the twenty (20) previous trading days and (b) the closing share price of the Common Stock on Nasdaq for the previous day.

“Deemed Liquidation” shall mean a consolidation or merger of the Corporation with or into any other person or persons, a statutory share exchange, the sale of all or substantially all of the Corporation’s assets or the sale of capital stock in one or more related transactions wherein the shareholders of the Corporation immediately prior to the effectiveness of such transaction or transactions hold less than 50% of the capital stock of the Corporation or the surviving entity immediately after such transaction.

“Dividend Period” shall have the meaning ascribed to such term in Section 4(a)(i).

“DGCL” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Excluded Securities” shall mean:

(i) shares of Common Stock issued (or issuable upon exercise of rights, options or warrants outstanding from time to time) or granted to (A) officers, directors or employees of, or consultants to, the Corporation pursuant to a stock bonus, stock option plan, employee stock purchase plan, restricted stock plan or other similar plan or agreement or otherwise or (B) persons or entities with whom the Corporation has business relationships, including under equipment leasing arrangements, bank or other institutional loans, acquisitions of companies or product lines or other arrangements or transactions wherein the principal purpose of the issuance of such shares (or rights, warrants or options) is for non-equity financing purposes; provided, that, with respect to clauses (A) and (B) such grants or issuances are approved by the Board of Directors and any shares of Common Stock issued or issuable in such transactions (including as a result of the exercise or conversion of any rights, options or warrants issued in connection therewith) after the Initial Issue Date do not exceed in the aggregate, when combined with all other securities then outstanding that were issued in compliance with this clause (i) after the Initial Issue Date, 3% of the outstanding shares of Common Stock on a fully diluted basis on the Initial Issue Date;

(ii) shares of Common Stock issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution for which an equitable adjustment is provided for in Section 6(d);

(iii) shares of Common Stock issued in the Rights Offering; and

(iv) shares of Common Stock issuable upon exercise of rights, options, warrants, notes or other rights to acquire securities of the Corporation outstanding as of the Initial Issue Date, including the Series E Warrants issued pursuant to the Stock Purchase Agreement.

“Existing Credit Agreement” shall mean that certain Amended and Restated Loan and Security Agreement, dated as of August 23, 2013, by and among the Corporation, the entities from time to time party thereto as Lenders and White Oak Global Advisors, LLC.

“Fair Market Value” shall mean, with respect to any listed security, its Market Price, and with respect to any property or assets other than cash or listed securities, the fair value thereof determined in good faith by the Board of Directors.

“Initial Dividend Rate” shall have the meaning set forth in Section 4(a)(i).

“Initial Issue Date” shall mean the date that shares of Series A Preferred Stock are first issued by the Corporation.

“Junior Securities” shall have the meaning set forth in Section 9(c).

“LIBOR” shall mean the daily rate of interest as published in the Money Rates section of The Wall Street Journal as London Interbank Offered Rates (Libor) with a term of three (3) months. If The Wall Street Journal ceases to publish the London Interbank Offered Rates (Libor), the Corporation may select a substitute publication or service that publishes the London Interbank Offered Rates (Libor), or its equivalent.

“Liquidation” shall have the meaning ascribed to such term in Section 5(a).

“Market Price” shall mean, as to any class of listed securities, the average of the closing prices of such security’s sales on all United States securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted by the Nasdaq Stock Market LLC (“Nasdaq”) or a major non-U.S. exchange, but not on the basis of “pink sheets, as of 4:00 P.M., New York time, on such day or any successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day (or if such day is not a trading day, the immediately preceding trading day) as of which “Market Price” is being determined and the twenty (20) consecutive trading days prior to such day.

“New Securities” shall mean, collectively, equity or debt securities of the Corporation or any of its Subsidiaries, whether or not currently authorized, as well as rights, options, or warrants to purchase equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

“Offer Notice” shall have the meaning set forth in Section 8(a).

“Parity Securities” shall have the meaning set forth in Section 9(b).

“Participating Dividends” shall have the meaning ascribed to such term in Section 4(b).

“person” shall mean any individual, partnership, company, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“Preferred Stock” shall have the meaning set forth in the preamble to this Certificate of Designations.

“Redemption Date” shall have the meaning ascribed to such term in Section 7(b).

“Redemption Price” shall have the meaning ascribed to such term in Section 7(a).

“Regular Dividend Payment Date” shall have the meaning ascribed to such term in Section 4(a)(i).

“Regular Dividends” shall have the meaning ascribed to such term in Section 4(a)(i).

“Requisite Holders” shall mean the holders of at least a majority of the then outstanding shares of Series A Preferred Stock.

“Requisite Stockholder Approval” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Rights Offering” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” shall mean the Securities Purchase Agreement dated as the date hereof, by and among the Corporation and the purchasers identified on Exhibit A thereto.

“Senior Securities” shall have the meaning set forth in Section 9(a).

“Series A Preferred Stock” shall have the meaning set forth in Section 1(a).

“Series A Recapitalization Event” shall mean any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving a change in the capital structure of the Series A Preferred Stock.

“Series A Stockholder” shall have the meaning set forth in Section 8.

“Series E Warrants” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Stated Value” shall mean the per share stated value for a share of Series A Preferred Stock of $650.00.

“subsidiary” means, with respect to any person, (a) a company a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a company) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

“Subsidiary” shall mean a subsidiary of the Corporation.

SECTION 3 Voting Rights.

(a) General. Except as otherwise provided by the DGCL, other applicable law or as provided in this Certificate of Designations, the holders of Series A Preferred Stock shall not be entitled to vote (or render written consents) on any matter submitted for a vote of (or written consents in lieu of a vote as permitted by the DGCL, the Certificate of Incorporation and the Bylaws) holders of Common Stock.

(b) Protective Provisions. The Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the affirmative vote (or written consent as permitted by the DGCL, the Certificate of Incorporation and Bylaws) of the Requisite Holders, voting (or consenting) as a separate class:

(i) amend, alter, modify or repeal (whether by merger, consolidation or otherwise) this Certificate of Designations, the Certificate of Incorporation or the Bylaws in any manner that adversely affects the rights, preferences, privileges or the restrictions provided for the benefit of, the Series A Preferred Stock (in each case, including without limitation, changing the total number of Series A Preferred Stock that the Corporation shall have the authority to issue);

(ii) reclassify, alter or amend any securities of the Corporation or any Subsidiary in a manner that adversely affects the designations, preferences, powers and/or the relative participating, optional or other special rights, or the restrictions provided for the benefit of the Series A Preferred Stock;

(iii) in any manner authorize, create, designate, issue or sell any (A) class or series of capital stock (including shares of treasury stock) that would be classified as Senior Securities or Parity Securities or (B) rights, options, warrants or other securities (including debt securities) convertible into or exercisable or exchangeable for capital stock or any equity security or having any other equity feature, in each case, that would be classified as either Senior Securities or Parity Securities, except as may be necessary in connection with the declaration and payment of in-kind dividends to holders of outstanding shares of Series A Preferred Stock;

(iv) modify in any material way the business of the Corporation or any of its Subsidiaries, including entering into a new line of business;

(v) acquire or cause a Subsidiary to acquire, in any transaction or series of related transactions, the stock, business or material assets of any person or any business or assets of any person (in any such case, whether through the acquisition of securities, assets, or otherwise) where the consideration payable by the Corporation and or its Subsidiaries in connection with such acquisition (including any contingent or potential consideration), when taken together with all other consideration payable or paid by the Corporation and/or any of its Subsidiaries in connection with all other acquisitions (including contingent or potential consideration) by the Corporation and/or its Subsidiaries in the twelve (12) month period preceding the closing date of such acquisition, exceeds $1,000,000;

(vi) sell, transfer, license, assign, lease mortgage, pledge, grant a security interest in or otherwise dispose of or encumber, in any transaction or series of related transactions, any capital stock or assets of the Corporation or any Subsidiary, outside the ordinary course of business (other than pursuant to the Existing Credit Agreement);

(vii) repay, repurchase or redeem any indebtedness except as required pursuant to the terms of such indebtedness;

(viii) adopt a shareholders rights plan, or other anti-takeover plan or device;

(ix) effect a Liquidation or Deemed Liquidation;

(x) hire, terminate, increase the salary of or modify any other material employment terms of any member of senior management of the Corporation;

(xi) incur or suffer to exist at any time, or permit the Corporation or any of the Corporation’s Subsidiaries to incur or suffer to exist at any time, any indebtedness in excess of $1,000,000, other than indebtedness pursuant to the Existing Credit Agreement or any refinancing thereof in the same amount or less;

(xii) enter into, or become subject to, any agreement or instrument or other obligation which by its terms restricts the Corporation’s ability to perform its obligations under this Certificate of Designation, including the ability of the Corporation to pay dividends or make any redemption or other liquidation payment required hereunder (except for the Existing Credit Agreement);

(xiii) purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend, or make any distribution on, any shares of capital stock of the Corporation, other than redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein; or

(xiv) enter into any agreement to do any of the foregoing that is not expressly made conditional on obtaining the affirmative vote or written consent of the Requisite Holders.

SECTION 4 Dividends.

(a) Dividend Amount.

(i) Regular Dividends. In addition to any Participating Dividends (as described below) to which holders of Series A Preferred Stock may be entitled, the holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, for each share of Series A Preferred Stock, cumulative quarterly dividends at the quarterly rate that shall initially be 2.0% (the “Initial Dividend Rate”) of the sum of (A) the Stated Value plus (B) all accrued and unpaid Regular Dividends on such share of Series A Preferred Stock as of the first day of the applicable Dividend Period, in each case as adjusted for any stock dividends, splits, combinations and similar events (the “Regular Dividends”). Regular Dividends are payable in additional shares of Series A Preferred Stock. Regular Dividends will accrue on a daily basis and will be cumulative from the date of issuance and are payable quarterly in arrears on the last day of each of June, September, December and March (each such day, a “Regular Dividend Payment Date”), or, if such date is not a business day, the succeeding business day. The first “Dividend Period” begins on, and includes, the Initial Issue Date and ends on, and includes the next succeeding Regular Dividend Payment Date, and each subsequent Dividend Period begins on, and includes, the day after a Regular Dividend Payment Date and ends on, and includes, the next succeeding Regular Dividend Payment Date. The Initial Dividend Rate will increase by 2.0% on each Regular Dividend Payment Date (e.g., to 4.0% on the first Regular Payment Date, etc.) for so long as the Series A Preferred Stock remains outstanding. The amount of Regular Dividends payable for the initial dividend period, or any other dividend period shorter or longer than a full quarterly dividend period, will be computed on the basis of a quarter consisting of three 30-day months. Regular Dividends will be paid to the holders of record of Series A Preferred Stock as they appear in the records of the Corporation at the close of business on the 15th day of the calendar month in which the applicable Regular Dividend Payment Date falls or on such other date designated by the Board of Directors for the payment of Regular Dividends that is not more than sixty (60) days or less than ten (10) days prior to such Regular Dividend Payment Date. Any payment of a Regular Dividend will first be credited against the earliest accumulated but unpaid Regular Dividend due with respect to such share that remains payable.

(b) Participating Dividends. If the Board of Directors shall declare a dividend or other distribution payable upon the then outstanding shares of Common Stock, whether in cash, in kind or in other securities or property, the holders of the outstanding shares of Series A Preferred Stock shall be entitled to the amount of dividends as would be payable in respect of the number of shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could be converted, without regard to any restrictions on conversion, in accordance with the provisions of Section 6 hereof, such number to be determined as of the record date for determination of holders of Common Stock entitled to receive such dividend or, if no such record date is established, as of the date of such dividend (“Participating Dividends”). Participating Dividends are payable at the same time as and when dividends on the Common Stock are paid to the holders of Common Stock.

(c) Prior to declaring any dividend or making any distribution on or with respect to the shares of Series A Preferred Stock, the Corporation shall take all actions necessary or advisable under the DGCL to permit the payment of Regular Dividends and Participating Dividends to the holders of Series A Preferred Stock.

SECTION 5 Liquidation Preference.

(a) Liquidation Preference of Series A Preferred Stock. Subject to Section 5(b) below, in the event of any liquidation, dissolution, or winding up of the Corporation whether voluntary or involuntary, or in the event of its insolvency (a “Liquidation”), the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders (whether such assets are capital, surplus or earnings) after provision for payment of all debts and liabilities of the Corporation in accordance with the DGCL, before any distribution or payment is made with respect to any shares of Junior Securities and subject to the liquidation rights and preferences of any class or series of Senior Securities and Parity Securities, an amount equal to the greater of (i) the Stated Value per share of Series A Preferred Stock (which amount shall be subject to an equitable adjustment in the event of any Series A Recapitalization Event) plus the amount of all accrued and unpaid Regular Dividends thereon, whether or not declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such Liquidation and (ii) such amount as would have been payable on the number of shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could have been converted immediately prior to such Liquidation in accordance with the provisions of Section 6 hereof.

(b) Deemed Liquidation. In the event of a Deemed Liquidation, the holders of Series A Preferred Stock shall be entitled to have set apart for them, or to be paid, out of the assets of the Corporation available for distribution to stockholders (whether such assets are capital, surplus or earnings) after provision for payment of all debts and liabilities of the Corporation in accordance with the DGCL, before any distribution or payment is made with respect to any shares of Junior Securities and subject to the liquidation rights and preferences of any class or series of Senior Securities and Parity Securities, an amount equal to the greater of (i) 200% of the sum of (A) the Stated Value per share of Series A Preferred Stock (which amount shall be subject to an equitable adjustment in the event of any Series A Recapitalization Event) plus (B) the amount of all accrued and unpaid Regular Dividends thereon, whether or not declared, up to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such Liquidation and (ii) such amount as would have been payable on the number of shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could have been converted immediately prior to such Liquidation in accordance with the provisions of Section 6 hereto.

(c) Insufficient Assets. If, upon any Liquidation or Deemed Liquidation, the assets legally available for distribution among the holders of the Series A Preferred Stock and any Parity Securities of the Corporation shall be insufficient to permit payment to such holders of the full preferential amounts as provided for in Section 5(a) above, then such holders shall share ratably in any distribution of available assets according to the respective amounts which would otherwise be payable with respect to the securities held by them upon such liquidating distribution if all amounts payable on or with respect to such securities were paid in full, based upon the aggregate liquidation value payable upon all shares of Series A Preferred Stock and any Parity Securities then outstanding.

(d) Distribution to Junior Securities. After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Junior Securities in accordance with the terms of such securities.

(e) Distributions Other than Cash. Whenever the distribution provided for in this Section 5 shall be payable in property other than cash, the value of such distribution shall be the Fair Market Value thereof. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series A Preferred Stock.

(f) Equitable Adjustments. The amounts to be paid or set aside for payment as provided above in this Section 5 shall be proportionately increased or decreased in inverse relation to the change in the number of outstanding shares resulting from any Series A Recapitalization Event.

SECTION 6 Conversion Rights.

(a) General. Subject to and upon compliance with the provisions of this Section 6, to the extent that such conversions do not trigger a shareholder approval requirement in accordance with Nasdaq listing rules, prior to the Requisite Stockholder Approval, upon the election of the Requisite Holders, each holder of shares of Series A Preferred Stock shall be entitled, at its option, at any time and from time to time, to convert all or any such shares of Series A Preferred Stock into the number of fully paid and nonassessable shares of Common Stock equal to the number obtained by dividing (i) the Stated Value of such Series A Preferred Stock, plus the amount of any accrued but unpaid Regular Dividends as of the Conversion Date by (ii) the Conversion Price in effect on the Conversion Date (determined as provided in this Section 6).

(b) Automatic Conversion. Upon the Requisite Stockholder Approval, all shares of Series A Preferred Stock shall be automatically converted into the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible in accordance with Section 6(a) without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

(c) Fractions of Shares. Fractional shares may not be issued in connection with any conversion. If any fractional interest in a share would be deliverable upon conversion, such fractional share shall be rounded up to the next whole number.

(d) Adjustments to Conversion Price.

(i) If the Corporation shall, at any time or from time to time after the Initial Issue Date, issue Additional Shares of Common Stock, without consideration or for consideration per share less than the Current Market Price in effect immediately prior to the announcement date for such issuance, then the Conversion Price shall forthwith be lowered (but in no event increased) to a price equal to amount determined by multiplying such Conversion Price by a fraction:

(A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the announcement date for such issuance of such Additional Shares of Common Stock (calculated on a fully-diluted basis assuming the exercise or conversion of all Options or Convertible Securities) plus (2) the number of shares of Common Stock which the gross aggregate consideration, if any, received by the Corporation for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price in effect immediately prior to the announcement date for such issuance, and

(B) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock (calculated on a fully-diluted basis assuming the exercise or conversion of all Options or Convertible Securities) plus (2) the number of such Additional Shares of Common Stock so issued.

Any such adjustment shall become effective immediately upon issuance of such Additional Shares of Common Stock.

(ii) For the purposes of any adjustment of a Conversion Price pursuant to this Section 6(d), the following definitions shall be applicable:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(B) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock other than the Series A Preferred Stock.

(C) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to subsection 6(d)(iii) below, deemed to be issued) by the Corporation after the Initial Issue Date, other than shares of Excluded Securities or Common Stock issued or issuable:

(1) as a dividend or distribution on the Series A Preferred Stock;

(2) upon conversion of shares of Series A Preferred Stock; or

(3) pursuant to the Excluded Securities to the extent such shares were previously taken into account for purposes of the limitation in the definition of Excluded Securities;

(D) “Rights” or “Rights to Acquire Common Stock” shall mean all rights issued by the Corporation to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance other than those rights described in subclauses (1) through (3) of clause (C) above.

(iii) Deemed Issuances. If the Corporation at any time or from time to time after the Initial Issue Date issues any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or Rights to Acquire Common Stock or, in the case of Convertible Securities, issuable upon the conversion or exchange of such Convertible Securities, in each case, as of the date of their issuance, shall be deemed to be the number of Additional Shares of Common Stock issued as of the time of such issue; provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to subsection 6(d)(v) hereof) that would be received by the Corporation for such Additional Shares of Common Stock upon such exercise, conversion or exchange would be less than the Current Market Price in effect immediately prior to such issuance, and provided, further, that in any such case:

(A) no further adjustment in the Conversion Price shall be made upon the subsequent issuance of shares of Common Stock upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities;

(B) upon the expiration or termination of any unexercised Option, Right to Acquire Common Stock or Convertible Security, the Conversion Price shall be adjusted immediately to reflect the applicable Conversion Price which would have been in effect had such Option, Right to Acquire Common Stock or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued;

(C) if with respect to any Option, Right to Acquire Common Stock or Convertible Security, there shall have been an increase or decrease, with the passage of time or otherwise, in the consideration (determined pursuant to subsection 6(d)(v) below) payable upon the exercise, conversion or exchange thereof, then the Conversion Price then in effect shall be readjusted by (x) treating the Additional Shares of Common Stock, if any, actually issued or issuable pursuant to the exercise of such Option, Right to Acquire Common Stock or Convertible Security as having been issued or issuable for the consideration actually received and receivable therefor and (y) treating any Option, Right to Acquire Common Stock or Convertible Security which remains outstanding as being subject to exercise, conversion or exchange on the basis of such revised consideration payable as shall be in effect at such time; provided that no such adjustment need be made to the extent that the event giving rise to the adjustment referred to in this paragraph gives rise to an adjustment to the Conversion Price that is covered by another provision of this Section 6(d); and

(D) in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had the Conversion Price adjustment that was originally made upon the issuance of such Option, Right to Acquire Common Stock or Convertible Security which were not exercised, converted or exchanged prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right to Acquire Common Stock or Convertible Security.

(iv) Waiver of Adjustment to Conversion Price. Notwithstanding the foregoing, the Requisite Holders can waive any adjustment to the Conversion Price.

(v) Determination of Consideration. For purposes of this Section 6, the value of the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

(A)	Cash and Property. Such consideration shall:

(1)	insofar as it consists of cash, be computed at the aggregate of cash received and the net present value of cash receivable (utilizing a discount rate of a rate per annum equal to LIBOR on the date of the issuance of such Additional Shares plus 250 basis points) by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

(2)	insofar as it consists of property other than cash (subject to clause (3) below), be computed at the Fair Market Value thereof at the time of such issue;

(3)	insofar as it consists of securities, be computed as follows: (x) if traded on a securities exchange or quotation system, based on the average of the closing prices of the securities on such exchange or quotation system over the 30 trading day period ending on the trading day immediately preceding the day the computation is being made, (y) if traded over-the-counter, based on the average of the closing bid or sale prices (whichever is applicable) over the 45 trading day period ending on the trading day immediately preceding the day the computation is being made, and (z) the securities are not traded as set forth in (x) or (y) above, the Fair Market Value thereof at the time of such issue; and

(4)	in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) through (3) above, as determined in good faith by the Board of Directors.

(B)	Options, Rights and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to this Section 6, relating to Options, Rights to Acquire Common Stock and Convertible Securities, shall be determined by dividing

(1)	the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Options, Rights or Convertible Securities, plus the aggregate amount of additional consideration expected to be payable to the Corporation (as determined in good faith by the Board of Directors) upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities, by

(2)	the maximum number of shares of Common Stock issuable upon the exercise of such Options or Rights to Acquire Common Stock or upon the conversion or exchange of such Convertible Securities.

(vi) Upon Stock Dividends, Subdivisions or Splits. If, at any time after the date hereof, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

(vii) Upon Combinations. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

(viii) Capital Reorganization, Reclassification, Merger or Sale of Assets. If at any time or from time to time there shall be (A) a capital reorganization of the Common Stock, (B) a reclassification of the Common Stock (other than a subdivision, combination, or exchange of shares provided for elsewhere in this Section 6) or (C) a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, then, as a part of such reorganization, reclassification, merger, or consolidation or sale, provision shall be made so that holders of Series A Preferred Stock, as the case may be, shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the kind and amount of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger, consolidation or sale, to which such holder would have been entitled if such holder had converted its shares of Series A Preferred Stock immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6(d) with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, reclassification, merger, consolidation or sale to the end that the provisions of this Section 6(d), including adjustment of the Conversion Price then in effect for the Series A Preferred Stock and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(e) Exercise of Conversion Privilege. In order to exercise the conversion privilege, the holder of any share of Series A Preferred Stock shall surrender the certificate evidencing such share of Series A Preferred Stock, duly endorsed or assigned to the Corporation in blank, at any office or agency of the Corporation maintained for such purpose, accompanied by written notice to the Corporation at such office or agency that the holder elects to convert such Series A Preferred Stock or, if less than the entire amount thereof is to be converted, the portion thereof to be converted. Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) of (i) the event triggering automatic conversion pursuant to Section 6(b) or (ii) surrender of such shares of Series A Preferred Stock for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such shares of Series A Preferred Stock as a holder shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and shall deliver at any office or agency of the Corporation maintained for the surrender of Series A Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 6(c). In the case of any certificate evidencing shares of Series A Preferred Stock that is converted in part only, upon such conversion the Corporation shall also execute and deliver a new certificate evidencing the number of shares of Series A Preferred Stock that are not converted.

(f) Notice of Adjustment of Conversion Price. Whenever the provisions of Section 6(d) require that the Conversion Price be adjusted as herein provided, the Corporation shall compute the adjusted Conversion Price in accordance with Section 6(d) and shall prepare a certificate signed by the Corporation’s chief executive officer or chief financial officer setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose for conversion of shares of Series A Preferred Stock and mailed by the Corporation at its expense to all holders of Series A Preferred Stock at their last addresses as they shall appear in the stock register.

(g) Corporation to Reserve Common Stock. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Series A Preferred Stock, the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock at any point during the next six (6) months. Before taking any action that would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action that, in the opinion of its counsel, is necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

(h) Taxes on Conversions. The Corporation will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series A Preferred Stock to be converted (nor shall the Corporation be responsible for any other taxes payable by the holders of the Series A Preferred Stock), and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

SECTION 7 Redemption of Series A Preferred Stock.

(a) Redemption at the Election of Holders of Series A Preferred Stock. At any time on or after the first anniversary of the Initial Issue Date, the Requisite Holders may elect, by delivering an irrevocable written notice to the Corporation, to have the Corporation redeem all or any portion of the Series A Preferred Stock held by such holder at a price per share (the “Redemption Price”) equal to the Stated Value per share plus an amount equal to all accrued and unpaid Regular Dividends thereon to the date of such notice. The Corporation shall, unless otherwise prevented by law, redeem from such holder on the Redemption Date the number of shares of Series A Preferred Stock identified in such notice of election.

(b) Redemption Closing. The closing of the Corporation’s redemption of the Series A Preferred Stock pursuant to this Section 7 shall take place at 11:00 a.m. Eastern Standard Time on the date that is no later than five (5) business days following the determination of the Redemption Price pursuant to Section 7(a) (the “Redemption Date”) at the Corporation’s principal executive office or other mutually agreed upon location where the closing will occur. At the closing, the Corporation shall pay to each holder of Series A Preferred Stock from whom shares of Series A Preferred Stock are being redeemed an amount equal to the aggregate applicable Redemption Price for all such shares against receipt from such holder of the certificate or certificates, duly endorsed or assigned to the Corporation in blank, representing the shares of Series A Preferred Stock being redeemed. All such payments shall be made by wire transfer of immediately available funds or, if any such holder shall not have specified wire transfer instructions to the Corporation prior to the closing, by certified or official bank check payable to the order of the holder. In the case of any certificate evidencing shares of Series A Preferred Stock that is redeemed in part only, upon such redemption the Corporation shall also execute and deliver a new certificate evidencing the number of shares of Series A Preferred Stock that are not redeemed.

(c) Insufficient Funds. If the Corporation shall not be permitted, or shall not have funds legally available in the amount necessary, to redeem all shares of Series A Preferred Stock to be redeemed on the applicable

Redemption Date, then the Series A Preferred Stock shall be redeemed by the Corporation on such Redemption Date to the maximum extent the Corporation is permitted and has funds legally available on a pro rata basis, in accordance with the number of shares to be redeemed from each such holder of Series A Preferred Stock. The Corporation shall immediately redeem such shares of Series A Preferred Stock upon the termination of such legal prohibition and at any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series A Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

(d) Effect of Redemption. From and after the close of business on the applicable Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights (except the right to receive the Redemption Price) of the holders of Series A Preferred Stock with respect to the shares of Series A Preferred Stock to be redeemed on such date shall cease and terminate, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever whether or not the certificates representing such shares have been received by the Corporation; provided, however, that, notwithstanding anything contained herein to the contrary, (A) if the Corporation defaults in the payment of the Redemption Price, the rights of such holders with respect to such shares of Series A Preferred Stock shall continue until the Corporation cures such default, and (B) without limiting any other rights of such holders, upon the occurrence of a subsequent Liquidation or Deemed Liquidation, with respect to the shares of Series A Preferred Stock in respect of which the payment of the Redemption Price has not occurred, such holders shall be accorded the Liquidation rights set forth in Section 5 hereof in respect of such remaining shares, as if no prior redemption request had been made. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein.

(e) Miscellaneous. Neither the Corporation nor any Subsidiary shall offer to purchase, redeem or acquire any shares of Series A Preferred Stock other than pursuant to the terms of this Certificate of Designations or pursuant to a purchase offer made to all holders of Series A Preferred Stock pro rata based upon the number of such shares owned by each such holder.

SECTION 8 Right of First Offer. Unless otherwise waived by the Requisite Holders, on the terms and subject to the conditions of this Section 8 and applicable securities laws, if the Corporation or any of its Subsidiaries proposes to offer or sell any New Securities, the Corporation shall first offer such New Securities to each holder of Series A Preferred Stock (a “Series A Stockholder”). A Series A Stockholder shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other person having “beneficial ownership,” as such term is defined as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, of such Series A Stockholder.

(a) The Corporation shall give notice (the “Offer Notice”) to each Series A Stockholder, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Corporation within twenty (20) days after the Offer Notice is given, each Series A Stockholder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion of the shares of Series A Preferred Stock then held by such Series A Stockholder relative to number of shares of Series A Preferred Stock outstanding. Alternatively, the Requisite Holders may propose alternative terms and pricing for the New Securities (the “Counter Proposal”). Any unsubscribed portion of such New Securities shall be offered to the subscribing Series A Stockholders pro rata, based on their relative number of shares of Series A Preferred Stock. The closing of any sale pursuant to this Section 8(b) shall occur within sixty (60) days of the date that the Offer Notice is given or such other time as may be agreed between the Company and the Requisite Holders.

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 8(b), the Corporation may, during the ninety (90) day period following the expiration of the period provided in Section 8(b), offer and sell the remaining unsubscribed portion of such New Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice or Counter Proposal, as applicable. If the Corporation does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Series A Stockholders in accordance with this Section 8.

SECTION 9 Ranking.

For purposes of this Certificate of Designation, any stock of any class or classes of the Corporation shall be deemed to rank:

(a) prior to the shares of this Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series A Preferred Stock (any such securities, “Senior Securities”);

(b) pari passu to the shares of this Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, pari passu with the holders of shares of this Series A Preferred Stock (any such securities, “Parity Securities”);

(c) junior to shares of this Series A Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes (any such securities, “Junior Securities”).

SECTION 10 Amendment and Waiver. Notwithstanding anything to the contrary herein, the amendment or waiver of any provisions of this Certificate of Designation can be approved by the Requisite Holders.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be duly executed by its President, this 11th day of March 2015.

By:	/s/ Cary G. Vance
	Name:	Cary G. Vance
	Title:	President & CEO

Appendix E

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTORS RIGHT AGREEMENT, DATED AS OF AUGUST 11, 2014, COPIES OF WHICH ARE AVAILABLE WITH THE SECRETARY OF THE ISSUER.

HANSEN MEDICAL, INC.

SERIES D WARRANT

Warrant No. D-[—]	Date of Issuance: August 11, 2014

Hansen Medical, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, [—], a [—], or its registered assign (the “Holder”), is entitled to purchase from the Company [—] shares (as adjusted from time to time as provided in Section 12 [but subject to Section 6(b)]1) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price determined pursuant to Section 3 (the “Exercise Price”), at any time and from time to time from and after the six month anniversary of the date hereof through and including the date that is five years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1. Exchange Agreement. This Series D Warrant (this “Warrant”) is one of a series of Warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Exchange Agreement, entered into on July 30, 2014 (the “Exchange Agreement”), by and among the Company and Holder and certain other Warrantholders, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Exchange Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Exchange Agreement.

3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $1.13, subject to adjustment from time to time pursuant to Section 12 (the “Exercise Price”).2

4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

[1]	To be included for affiliated entities of each of Messrs. Feinberg and Schuler.
[2]	Exercise price to be closing bid price on Nasdaq on the trading day a binding agreement is entered into or on the immediately preceding trading day if entered into prior to 4 p.m. Eastern Time.

5. Transfer of Warrant.

(a) No Holder may, directly or indirectly, sell, exchange, assign or otherwise transfer all or any portion of this Warrant without the prior written consent of the Company; provided that (i) a Holder that is a natural person may transfer all or a portion of this Warrant to one or more trusts for the benefit of such Holder, such Holder’s spouse, a lineal descendant of such Holder or such Holder’s parents, the spouse of any such descendant or a lineal descendant of any such spouse and (ii) a Holder that is a Person other than a natural person may transfer all or a portion of the Warrant to an Affiliate of such Holder.

(b) Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant and the transfer restrictions set forth herein, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the six month anniversary of the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b) [Notwithstanding anything contained herein to the contrary, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise as set forth on the applicable notice of exercise, the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, the Series B/C Exchange Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. In addition, for purposes of this Section 6(b), “group” has the meaning set forth in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(b) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a notice of exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable. For purposes of this Section 6(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the request of the Holder, the Company shall promptly, and in any event within one trading day of such request, confirm to the Holder the number shares of Common Stock then outstanding.]3

7. Delivery of Warrant Shares.

(a) To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the total number of Warrant Shares (as adjusted from time to time as provided in Section 12) represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the fifth trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

8. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution

[3]	Section 6(b) to be included for affiliated entities of each of Messrs. Feinberg and Schuler.

for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new Warrant.

10. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 12). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

11. Notice of Certain Corporate Action. In case the Company shall propose (a) to offer to the holders of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (b) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (c) to effect any capital reorganization, or (d) to effect any Fundamental Transaction (as defined below), or (e) to effect the liquidation, dissolution or winding up of the Company or (f) to offer to the holders generally of its Common Stock the right to have their shares of Common Stock repurchased or redeemed or otherwise acquired by the Company, or (g) to take any other action which would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, then in each such case (but without limiting the provisions of Section 12), the Company shall give to the Holder, a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such dividend, distribution of offer of rights, or the date on which such reclassification, reorganization, Fundamental Transaction, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given at least ten Business Days prior to the record date for determining holders of the Common Stock for purposes of participating in or voting on such action, or at least ten Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Such notice shall specify, in the case of any subscription or repurchase rights, the date on which the holders of Common Stock shall be entitled thereto, or the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon any reorganization, reclassification, Fundamental Transaction or other action, as the case may be. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and the adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of this Warrant as a result of such reorganization, reclassification, Fundamental Transaction or other action, to the extent then determinable. No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

12. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 12.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (ii) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company, and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Board shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the Trading Market in determining the daily VWAP from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 12). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 12(b) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours, or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s Board of Directors and reasonably acceptable to the Principal Holders, the fees and expenses of which shall be paid by the Company.

(c) Notice of Adjustment. Upon any adjustment of the Exercise Price, and from time to time upon the request of the Holder, the Company shall furnish to the Holder the Exercise Price resulting from such adjustment or otherwise in effect and the number of Warrant Shares then available for purchase under this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14. No Impairment. The Company shall not by any action including, without limitation, amending its Certificate of Incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant at the then Exercise Price therefor.

15. No Rights as a Stockholder; Notice to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

16. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 17(a) prior to 5:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 17(a) on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the second trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 17(a), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(i) if to the Company, to:

Hansen Medical, Inc.

800 East Middlefield Road

Mountain View, CA 94043

Attn:  Chief Financial Officer

Facsimile:  (650) 404-5901

with a copy to (which shall not constitute notice to the Company):

Sidley Austin LLP

555 California Street, 20th Floor

San Francisco, CA 94104

Attn:  Sharon R. Flanagan

Facsimile:  (415) 772-7400

(ii) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Exchange Agreement);

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 17(a).

(b) Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(c) No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and each of the Principal Holders (as defined below), and any amendment so effected shall amend each Warrant issued pursuant to the Exchange Agreement and be binding upon each holder of such Warrants (provided, however, that any such amendment that adversely affects any the Holder in a manner that does not apply uniformly to all holders of such Warrants shall require the written consent of such adversely affected Holder). Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. For purposes of this Warrant, “Principal Holders” shall mean Oracle Partners, LP, Oracle Institutional Partners, LP, Oracle Ten Fund Master, LP and Schuler Family Foundation.

(e) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

HANSEN MEDICAL, INC., a Delaware corporation

By:
Name:
Its:

[Signature Page — Warrant]

ATTACHMENT A

EXERCISE NOTICE

To Hansen Medical, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of Hansen Medical, Inc., a Delaware corporation, pursuant to Warrant No. D-[—], originally issued on [—], 2014 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:
Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price: $[—]

Manner of Exercise:
Certified or Official Bank Check
Intra-Bank Account Transfer
Wire Transfer

[Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Social Security or Tax Identification Number:
Address of Holder:

Full Name of Nominee of Holder†:
Address of Nominee of Holder†:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.
†	If applicable.

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                   the right represented by the attached Series D Warrant to purchase                   shares of Common Stock of Hansen Medical, Inc., a Delaware corporation (the “Company”), to which the Warrant relates and appoints                          as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:
Full Name of Holder*:
Signature of Holder or Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Address of Holder:

Full Name of Transferee:
Address of Transferee:

In the presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.
†	If applicable.

Appendix E

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

HANSEN MEDICAL, INC.

SERIES E WARRANT

Warrant No. E-[—]	Date of Issuance: March 11, 2015

Hansen Medical, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, [—], a [—], or its registered assign (the “Holder”), is entitled to purchase from the Company [—] shares (as adjusted from time to time as provided in Section 12 [but subject to Section 6(b)]1) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at an exercise price determined pursuant to Section 3 (the “Exercise Price”), at any time and from time to time from and after the date hereof through and including the date that is two years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1. Securities Purchase Agreement. This Series E Warrant (this “Warrant”) is issued by the Company in connection with that certain Securities Purchase Agreement, entered into on March 9, 2015 (the “Purchase Agreement”), by and among the Company and the Holder and certain other Purchasers named therein, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Purchase Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $0.975, or such lesser price equal to a fifty percent premium on the trailing volume-weighted average share price per share of Common Stock on Nasdaq for the ten trading days ending on the date prior to the date on which the Requisite Stockholder Approval is obtained (or, if such approval is not necessary pursuant to the Nasdaq listing rules, the earlier of the date on which this Warrant is exercised or December 31, 2015), subject to adjustment from time to time pursuant to Section 12 (the “Exercise Price”). The Company shall promptly notify the Holder in writing of any adjustments to the Exercise Price effectuated in accordance with this Section 3 upon obtaining the Requisite Stockholder Approval contemplated by the Purchase Agreement.

4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.

[1]	To be included for affiliated entities of each of Messrs. Feinberg and Schuler.

The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5. Transfer of Warrant. Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b) [Notwithstanding anything contained herein to the contrary, prior to any Requisite Stockholder Approval authorizing any action otherwise (including the elimination of restrictions imposed by this Section 6(b)), the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant to the extent that after giving effect to such issuance after exercise as set forth on the applicable notice of exercise, the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding shares of Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. In addition, for purposes of this Section 6(b), “group” has the meaning set forth in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(b) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a notice of exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable. For purposes of this Section 6(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. Upon the request of the Holder, the Company shall promptly, and in any event within one trading day of such request, confirm to the Holder the number shares of Common Stock then outstanding. Following the Requisite Stockholder Approval, and upon surrender of this Warrant to the Company, the Company shall promptly issue, at the Holder’s request, a New Warrant to such Holder, identical in all respects to such Holder’s previous Warrant, but for the elimination of this Section 6(b).]2

7. Delivery of Warrant Shares.

(a) To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the total number of Warrant Shares (as adjusted from time to time as provided in Section 12) represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the fifth trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

8. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new Warrant.

[2]	Section 6(b) to be included for affiliated entities of each of Messrs. Feinberg and Schuler.

10. Reservation of Warrant Shares. Subject to the Company obtaining the Requisite Stockholder Approval in respect of the following, the Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 12). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

11. Notice of Certain Corporate Action. In case the Company shall propose (a) to offer to the holders of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (b) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or (c) to effect any capital reorganization, or (d) to effect any Fundamental Transaction (as defined below), or (e) to effect the liquidation, dissolution or winding up of the Company or (f) to offer to the holders generally of its Common Stock the right to have their shares of Common Stock repurchased or redeemed or otherwise acquired by the Company, or (g) to take any other action which would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, then in each such case (but without limiting the provisions of Section 12), the Company shall give to the Holder a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such dividend, distribution of offer of rights, or the date on which such reclassification, reorganization, Fundamental Transaction, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock; provided, that no such notice hereunder shall be required in connection with the Rights Offering. Such notice shall be so given at least ten Business Days prior to the record date for determining holders of the Common Stock for purposes of participating in or voting on such action, or at least ten Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Such notice shall specify, in the case of any subscription or repurchase rights, the date on which the holders of Common Stock shall be entitled thereto, or the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon any reorganization, reclassification, Fundamental Transaction or other action, as the case may be. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and the adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of this Warrant as a result of such reorganization, reclassification, Fundamental Transaction or other action, to the extent then determinable. No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information which the Company has a bona fide purpose for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

12. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 12.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (i) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (ii) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company, and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Board of Directors shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the Trading Market in determining the daily VWAP (as defined below) from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 12). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 12(b) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours, or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s Board of Directors and reasonably acceptable to the Principal Holders, the fees and expenses of which shall be paid by the Company.

(c) Notice of Adjustment. Upon any adjustment of the Exercise Price, and from time to time upon the request of the Holder, the Company shall furnish to the Holder the Exercise Price resulting from such adjustment or otherwise in effect and the number of Warrant Shares then available for purchase under this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14. No Impairment. The Company shall not by any action including, without limitation, amending its Certificate of Incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant at the then Exercise Price therefor.

15. No Rights as a Stockholder; Notice to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

16. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 17(a) prior to 5:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 17(a) on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the second trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 17(a), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(i) if to the Company, to:

Hansen Medical, Inc.

800 East Middlefield Road

Mountain View, CA 94043

Attn: Chief Financial Officer

Facsimile: (650) 404-5901

with a copy to (which shall not constitute notice to the Company):

Sidley Austin LLP

555 California Street, 20th Floor

San Francisco, CA 94104

Attn: Sharon R. Flanagan

Facsimile: (415) 772-7400

(ii) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 17(a).

(b) Assignment. The rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(c) No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and each of the Principal Holders (as defined below), and any amendment so effected shall amend each Warrant issued pursuant to the Purchase Agreement and be binding upon each holder of such Warrants (provided, however, that any such amendment that adversely affects any the Holder in a manner that does not apply uniformly to all holders of such Warrants shall require the written consent of such adversely affected Holder). Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. For purposes of this Warrant, “Principal Holders” shall mean Oracle Partners, LP, Oracle Institutional Partners, LP, Oracle Ten Fund Master, LP and the Schuler Family Foundation.

(e) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

HANSEN MEDICAL, INC., a Delaware corporation

By:
Name:
Its:

[Signature Page – Warrant]

ATTACHMENT A

EXERCISE NOTICE

To Hansen Medical, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of Hansen Medical, Inc., a Delaware corporation, pursuant to Warrant No. E-            , originally issued on March 11, 2015 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

Full Exercise of Warrant
Partial Exercise of Warrant (in the amount of Shares)

Exercise Price:	$

Manner of Exercise:

Certified or Official Bank Check
Intra-Bank Account Transfer
Wire Transfer

[Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Social Security or Tax Identification Number:

Address of Holder:

Full Name of Nominee of Holder†:

Address of Nominee of Holder†:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.
†	If applicable.

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                          the right represented by the attached Series E Warrant to purchase              shares of Common Stock of Hansen Medical, Inc., a Delaware corporation (the “Company”), to which the Warrant relates and appoints                          as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:

Full Name of Holder*:

Signature of Holder or Authorized Representative:

Name and Title of Authorized Representative†:

Additional Signature of Holder (if jointly held):

Address of Holder:

Full Name of Transferee:

Address of Transferee:

In the presence of:

*	Must conform in all respects to name of holder as specified on the face of the Warrant.
†	If applicable.

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

Hansen Medical, Inc.

MMMMMMMMMMMMMMM C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

MR A SAMPLE Electronic Voting Instructions

DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week!

ADD 1

ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy.

ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 11:59 p.m., Eastern Time, on May 11, 2015.

Vote by Internet

Go to www.investorvote.com/HNSN

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

• Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

1234 5678 9012 345

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR PROPOSAL 4, FOR PROPOSAL 5 and FOR PROPOSAL 6.

1. Election of Directors to hold office until the 2018 Annual Meeting: +

For Withhold For Withhold For Withhold

01 - Dr. Stephen Newman 02 - William R. Rohn 03 - Cary G. Vance

For Against Abstain For Against Abstain

2. To approve a series of alternate amendments to our 3. To approve an amendment to our Certificate of

Certificate of Incorporation, to effect, at the discretion of our Incorporation to increase our total number of authorized Board of Directors: shares from 210,000,000 to 310,000,000, thereby • a reverse stock split of our Common Stock, increasing the authorized shares of our Common Stock whereby each outstanding four, six, eight, or ten from 200,000,000 to 300,000,000, to be effected prior to shares would be combined, converted and any reverse stock split effected pursuant to Proposal 2. changed into one share of Common Stock; and • a proportional reduction in the number of 5. To ratify the terms and issuance of our Series A Preferred Stock, authorized shares of Common Stock. Series D Warrants and Series E Warrants, and to approve the issuance of such number of shares of common stock issuable

4. To approve an amendment to our Certificate of Incorporation upon conversion of the Series A Preferred Stock and upon which would limit the number of matters requiring the exercise of the Series D Warrants and Series E Warrants, affirmative vote of holders of at least 66-2/3% of the voting including shares issuable pursuant to the anti-dilution provisions, power of our then-outstanding shares of capital stock of exceeding 19.99% of our outstanding common stock. entitled to vote generally in the election of directors, voting together as a single class to alter, amend or repeal certain provisions of our Certificate of Incorporation. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1, “FOR” WITH

6. To ratify the appointment of BDO USA, LLP as our independent RESPECT TO PROPOSAL 2, “FOR” WITH RESPECT TO PROPOSAL 3, “FOR” registered public accounting firm for the fiscal year ending WITH RESPECT TO PROPOSAL 4, “FOR” WITH RESPECT TO PROPOSAL 5 AND

December 31, 2015. “FOR” WITH RESPECT TO PROPOSAL 6.

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MMMMMMM1UP X 2280691 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

021XGC

.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report to Stockholders are available at: http://investor-relations.hansenmedical.com/phoenix.zhtml?c=202676&p=proxy

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy — Hansen Medical, Inc. + Notice of 2015 Annual Meeting of Stockholders – May 12, 2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HANSEN MEDICAL, INC.

The undersigned hereby appoints Cary G. Vance and Christopher P. Lowe and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Hansen Medical, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the annual meeting of stockholders of the company to be held at 10:00 a.m. local time on May 12, 2015 at 800 East Middlefield Road, Mountain View, California 94043, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

Continued and to be marked, dated and signed, on the other side.

B Non-Voting Items

Change of Address — Please print your new address below. Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +